UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACCESSOR FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

Accessor Strategic Alternatives Fund	Accessor Total Return Fund
Accessor Growth Fund	Accessor Value Fund
Accessor Small to Mid Cap Fund	Accessor International Equity Fund
Accessor High Yield Bond Fund	Accessor Intermediate Fixed-Income Fund
Accessor Short-Intermediate Fixed-Income Fund	Accessor Mortgage Securities Fund
Accessor U.S. Government Money Fund	Accessor Limited Duration U.S. Government Fund
Accessor Aggressive Growth Allocation Fund	Accessor Growth & Income Allocation Fund
Accessor Growth Allocation Fund	Accessor Balanced Allocation Fund
Accessor Income & Growth Allocation Fund	Accessor Income Allocation Fund

each, a series of

ACCESSOR FUNDS, INC.

1420 Fifth Avenue

Suite 3600

Seattle, Washington 98101

July 7, 2008

Dear Shareholder:

Enclosed are a Notice, Proxy Statement and proxy card for a special meeting of shareholders (the “Meeting”) of the above-referenced funds (each, a “Target Fund” and collectively, the “Target Funds”), each of which is a series of Accessor Funds, Inc. (the “Company”). The Meeting is scheduled for August 19, 2008 at 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101 at 10:00 a.m., Pacific Time. If you were a shareholder of record of a Target Fund as of the close of business on June 25, 2008, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting, you will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between a Target Fund and a newly formed series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of Forward Funds, an open-end management investment company. Under the Plan, a Target Fund will merge into an Acquiring Fund by transferring all of the Target Fund’s assets to the Acquiring Fund in exchange solely for voting shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities (each, a “Reorganization” and collectively, the “Reorganizations”). Upon completion of a Reorganization, you will receive shares of equal value and number in the Acquiring Fund. The following table lists the Target Funds and the corresponding Acquiring Funds that are part of the Reorganizations.

TARGET FUNDS	ACQUIRING FUNDS*
Accessor Strategic Alternatives Fund	Accessor Strategic Alternatives Fund
Accessor Total Return Fund	Accessor Total Return Fund
Accessor Growth Fund	Accessor Growth Fund
Accessor Value Fund	Accessor Value Fund
Accessor Small to Mid Cap Fund	Accessor Small to Mid Cap Fund
Accessor International Equity Fund	Accessor International Equity Fund
Accessor High Yield Bond Fund	Accessor High Yield Bond Fund
Accessor Intermediate Fixed-Income Fund	Accessor Intermediate Fixed-Income Fund
Accessor Short-Intermediate Fixed-Income Fund	Accessor Short-Intermediate Fixed-Income Fund
Accessor Mortgage Securities Fund	Accessor Mortgage Securities Fund
Accessor U.S. Government Money Fund	Accessor U.S. Government Money Fund
Accessor Limited Duration U.S. Government Fund	Accessor Limited Duration U.S. Government Fund

Accessor Aggressive Growth Allocation Fund	Accessor Aggressive Growth Allocation Fund
Accessor Growth & Income Allocation Fund	Accessor Growth & Income Allocation Fund
Accessor Growth Allocation Fund	Accessor Growth Allocation Fund
Accessor Balanced Allocation Fund	Accessor Balanced Allocation Fund
Accessor Income & Growth Allocation Fund	Accessor Income & Growth Allocation Fund
Accessor Income Allocation Fund	Accessor Income Allocation Fund

* Each Acquiring Fund, a series of Forward Funds, will retain use of the name “Accessor” upon closing of the transactions contemplated in the Plan.

On June 2, 2008, Accessor Capital Management, LP, the current investment adviser to each of the Target Funds (“Accessor Capital”), and certain of its affiliates entered into an agreement (the “Agreement”) with Forward Management, LLC, the current investment adviser to each of the Acquiring Funds (“Forward Management”) pursuant to which Forward Management will acquire Accessor Capital’s business as investment adviser and transfer agent to the Target Funds (the “Transaction”). The Transaction is expected to be completed on or about August  31, 2008. As a result, in anticipation of the Transaction, the Board of Directors of the Company (the “Board”) has approved the Plan between the Target Funds and the Acquiring Funds, pursuant to which each Target Fund will be reorganized into its corresponding Acquiring Fund. Each Reorganization will effectively replace: (i) Accessor Capital as investment adviser to the Target Funds with Forward Management as investment adviser to the Acquiring Funds; and (ii) the Board with the Board of Trustees of the Acquiring Funds. The Board’s approval of the Plan was made subject to the successful closing of the Transaction pursuant to the terms of the Agreement.

The Acquiring Funds’ investment objectives, strategies, restrictions and portfolio management will be the same as the Target Funds. Some of the potential benefits of the proposed Reorganizations are as follows:

•	The Acquiring Funds may have potentially greater market presence.
•	Certain Acquiring Funds which operate as funds of funds will have a larger pool of underlying funds in which they invest, which may deliver better risk adjusted returns.
•	The Acquiring Funds may have opportunities to reduce fund expenses.
•	The Acquiring Funds will have better funding, resources and distribution channels that would enable the Acquiring Funds to enjoy increased growth.

The details of the proposed Reorganizations are set forth in the Proxy Statement that accompanies this letter, including information about changes resulting from the Reorganizations that are important for you to know. We encourage you to read it thoroughly.

Based on information received by the Board, the Board concluded that it was in the best interests of shareholders to approve the Reorganizations. The Board also recommended that the Reorganizations be submitted to shareholders for approval. The Board approved the Plan at a meeting held on April 1, 2008. The Board recommends that you vote FOR the Reorganizations.

2

While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS THE PROPOSAL YOU ARE BEING ASKED TO VOTE ON. PLEASE REFER TO THE PROXY CARD ATTACHED TO THIS PROXY STATEMENT FOR DETAILS ON HOW TO VOTE BY TELEPHONE OR BY LOGGING ON TO THE INTERNET. IF YOU ARE UNABLE TO VOTE BY TELEPHONE OR ON THE INTERNET, YOU MAY ALSO MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

Thank you for your attention and consideration of this important proposal and for your investment in the Company. If you need additional information, please call shareholder services at 1-800-759-3504 or 1-888-605-1956.

Sincerely,

/s/ J. Anthony Whatley III
J. Anthony Whatley III Executive Director

3

Accessor Strategic Alternatives Fund	Accessor Total Return Fund
Accessor Growth Fund A Class, Advisor Class, C Class, Investor Class	Accessor Value Fund A Class, Advisor Class, C Class, Investor Class
Accessor Small to Mid Cap Fund A Class, Advisor Class, C Class, Investor Class	Accessor International Equity Fund A Class, Advisor Class, C Class, Investor Class
Accessor High Yield Bond Fund A Class, Advisor Class, C Class, Investor Class	Accessor Intermediate Fixed-Income Fund Advisor Class, C Class, Investor Class
Accessor Short-Intermediate Fixed-Income Fund A Class, Advisor Class, C Class, Investor Class	Accessor Mortgage Securities Fund Advisor Class, C Class, Investor Class
Accessor U.S. Government Money Fund A Class, Advisor Class, C Class, Investor Class, Institutional Class	Accessor Limited Duration U.S. Government Fund
Accessor Aggressive Growth Allocation Fund A Class, Advisor Class, C Class, Investor Class	Accessor Growth & Income Allocation Fund A Class, Advisor Class, C Class, Investor Class
Accessor Growth Allocation Fund A Class, Advisor Class, C Class, Investor Class	Accessor Balanced Allocation Fund A Class, Advisor Class, C Class, Investor Class
Accessor Income & Growth Allocation Fund A Class, Advisor Class, C Class, Investor Class	Accessor Income Allocation Fund A Class, Advisor Class, C Class, Investor Class

ACCESSOR FUNDS, INC.

1420 Fifth Avenue

Suite 3600

Seattle, Washington 98101

NOTICE OF MEETING OF SHAREHOLDERS

SCHEDULED FOR AUGUST 19, 2008

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the above-referenced funds (each, a “Target Fund” and collectively, the “Target Funds”) will be held at the offices of Accessor Capital Management, LP, the investment adviser to the Target Funds, 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101 at 10:00 a.m., Pacific Time, on August 19, 2008 for the following purpose:

PROPOSAL	SHAREHOLDERS ENTITLED TO VOTE

Approval of an Agreement and Plan of Reorganization (the “Plan”) under which all of the assets of each Target Fund will be transferred to a corresponding series of Forward Funds (each, an “Acquiring Fund” and collectively the “Acquiring Funds”), identified below, in exchange for shares of the same class of the corresponding Acquiring Fund having equal value, which will be distributed proportionately to the shareholders of the Target Fund. Upon completion of the transactions contemplated by the Plan, the Target Funds will be terminated as series of Accessor Funds, Inc.

Shareholders of all classes (voting together) of each Target Fund with respect to the applicable reorganization shown below.

TARGET FUNDS	ACQUIRING FUNDS*
Accessor Strategic Alternatives Fund	Accessor Strategic Alternatives Fund
Accessor Total Return Fund	Accessor Total Return Fund
Accessor Growth Fund	Accessor Growth Fund
Accessor Value Fund	Accessor Value Fund
Accessor Small to Mid Cap Fund	Accessor Small to Mid Cap Fund
Accessor International Equity Fund	Accessor International Equity Fund
Accessor High Yield Bond Fund	Accessor High Yield Bond Fund
Accessor Intermediate Fixed-Income Fund	Accessor Intermediate Fixed-Income Fund
Accessor Short-Intermediate Fixed-Income Fund	Accessor Short-Intermediate Fixed-Income Fund
Accessor Mortgage Securities Fund	Accessor Mortgage Securities Fund
Accessor U.S. Government Money Fund	Accessor U.S. Government Money Fund
Accessor Limited Duration U.S. Government Fund	Accessor Limited Duration U.S. Government Fund
Accessor Aggressive Growth Allocation Fund	Accessor Aggressive Growth Allocation Fund
Accessor Growth & Income Allocation Fund	Accessor Growth & Income Allocation Fund
Accessor Growth Allocation Fund	Accessor Growth Allocation Fund
Accessor Balanced Allocation Fund	Accessor Balanced Allocation Fund
Accessor Income & Growth Allocation Fund	Accessor Income & Growth Allocation Fund
Accessor Income Allocation Fund	Accessor Income Allocation Fund

* Each Acquiring Fund, a series of Forward Funds, will retain use of the name “Accessor” upon closing of the transactions contemplated in the Plan.

The proposal above is discussed in the attached Proxy Statement. The Board of Directors of Accessor Funds, Inc. recommends that you vote FOR the proposal.

Shareholders of all Target Funds may consider and vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

Shareholders of record at the close of business on June 25, 2008 are entitled to notice of, and to vote at the Meeting or any adjournment(s) thereof. You are invited to attend the Meeting, but if you cannot do so, please vote by telephone or logging on to the Internet to vote electronically. Please refer to the proxy card attached to this Proxy Statement for details. If you are unable to vote by telephone or on the Internet, you may also complete and sign the enclosed proxy and mail it in the accompanying envelope. Your vote is important no matter how many shares you own.

By Order of the Board of Directors of Accessor Funds, Inc.

/s/ Christine J. Stansbery
Christine J. Stansbery Senior Vice President and Secretary

Voting is important to ensure a quorum at the Meeting. Please call 1-800-759-3504 or 1-888-605-1956 for more information. Proxies may be revoked at any time before they are exercised by submitting to Accessor Funds, Inc. a written notice of revocation, by a subsequently executed proxy or by attending the Meeting and voting in person. Attendance at the Meeting will not, by itself, serve to revoke a proxy.

ii

ACCESSOR FUNDS, INC.

1420 Fifth Avenue

Suite 3600

Seattle, Washington 98101

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS OF

Accessor Strategic Alternatives Fund	Accessor Total Return Fund
Accessor Growth Fund A Class, Advisor Class, C Class, Investor Class	Accessor Value Fund A Class, Advisor Class, C Class, Investor Class
Accessor Small to Mid Cap Fund A Class, Advisor Class, C Class, Investor Class	Accessor International Equity Fund A Class, Advisor Class, C Class, Investor Class
Accessor High Yield Bond Fund A Class, Advisor Class, C Class, Investor Class	Accessor Intermediate Fixed-Income Fund Advisor Class, C Class, Investor Class
Accessor Short-Intermediate Fixed-Income Fund A Class, Advisor Class, C Class, Investor Class	Accessor Mortgage Securities Fund Advisor Class, C Class, Investor Class
Accessor U.S. Government Money Fund A Class, Advisor Class, C Class, Investor Class, Institutional Class	Accessor Limited Duration U.S. Government Fund
Accessor Aggressive Growth Allocation Fund A Class, Advisor Class, C Class, Investor Class	Accessor Growth & Income Allocation Fund A Class, Advisor Class, C Class, Investor Class
Accessor Growth Allocation Fund A Class, Advisor Class, C Class, Investor Class	Accessor Balanced Allocation Fund A Class, Advisor Class, C Class, Investor Class
Accessor Income & Growth Allocation Fund A Class, Advisor Class, C Class, Investor Class	Accessor Income Allocation Fund A Class, Advisor Class, C Class, Investor Class

TO BE HELD ON AUGUST 19, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Accessor Funds, Inc. (the “Company”) (the “Board”) for use at a special meeting of shareholders of the above-referenced funds (each, a “Target Fund” and collectively, the “Target Funds”) to be held at the offices of Accessor Capital Management, LP (“Accessor Capital”), the investment adviser to the Target Funds, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101 on August 19, 2008 at 10:00 a.m., Pacific Time (the “Meeting”), and at any and all adjournments thereof. Shareholders of record at the close of business on June 25, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about July 7, 2008.

The Board is soliciting your vote for the reorganization of each Target Fund into a corresponding newly created series of Forward Funds (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”). Forward Funds is an open-end management investment company that currently offers 34 series.

A Director/Trustee who is an interested person of the Company/Forward Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this Proxy Statement as an “Interested Director/Interested Trustee.”  A Director/Trustee may be an interested person of the Company/Forward Funds because he or she is affiliated with the Company’s/Forward Funds’ investment adviser or principal underwriter.  Directors/Trustees who are not interested persons of the Company/Forward Funds are referred to in this Proxy Statement as “Independent Directors/Independent Trustees.”

For a free copy of the Company’s most recent annual report and semi-annual report, shareholders of the Target Funds may call 1-800-759-3504 or 1-888-605-1956 or write to the Company at 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting you as a shareholder of the Target Funds that require your vote.

Q & A: QUESTIONS AND ANSWERS

Q.	What is this document and why are we sending it to you?

A.

This document is a proxy statement, referred to throughout as the Proxy Statement, and is being provided to you in connection with the solicitation of proxies by the Board to solicit your vote to approve the proposed reorganizations at the Meeting. The Proxy Statement contains the information that shareholders of the Target Funds should know before voting on the respective reorganizations.

Q.	What will happen to the Target Funds?

A.

Each Target Fund, subject to your approval, will be reorganized into a corresponding Acquiring Fund, each, a series of Forward Funds. Substantially all of the assets and liabilities of a Target Fund will be transferred to a corresponding Acquiring Fund, and you as a shareholder of the Target Fund(s) will receive shares of the Acquiring Fund(s) having equivalent value to the net assets transferred (each, a “Reorganization” and collectively, the “Reorganizations.”). The same class of shares of the Acquiring Fund will be distributed pro rata to the shareholders of record of the Target Fund(s) as of the effective date of the Reorganizations. Subsequently, the Target Funds will be liquidated and terminated. Each Reorganization requires approval by the Target Fund’s shareholders and satisfaction of a number of other conditions. A Reorganization, therefore, will not take place if all of the closing conditions set forth in the section entitled “Conditions to Closing” are not met.

The total value of the Acquiring Fund shares that you receive in a Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization. Shareholders of each Target Fund will hold shares of the same class of the corresponding Acquiring Fund.

Q.	Why are the Target Funds reorganizing into the Acquiring Funds?

A.

On June 2, 2008, Accessor Capital, the current investment adviser to each of the Target Funds, and certain of its affiliates, entered into an agreement (the “Agreement”) with Forward Management, LLC (“Forward Management”) pursuant to which Forward Management will acquire Accessor Capital’s business as investment adviser and transfer agent to the Target Funds, subject to satisfaction of certain conditions to closing (the “Transaction”). The Transaction is expected to be completed on or about August  31, 2008. The Transaction will result in termination of the investment management agreements currently in effect between Accessor Capital and the Company on behalf of the Target Funds. As a result, in anticipation of the Transaction, the Board has approved an Agreement and Plan of Reorganization (the “Plan”) between Forward Funds and the Company, pursuant to which each Target Fund will merge into a corresponding Acquiring Fund by transferring all of the Target Fund’s assets to the Acquiring Fund in exchange solely for voting shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. Upon approval of the Plan by the shareholders of the Target Funds, and subject to the successful completion of the Transaction, (i) Forward Management, as successor to the business of Accessor Capital, will be the investment adviser to the Acquiring Funds; (ii) the current Trustees of Forward Funds will supervise the Acquiring Funds; and (iii) it is currently anticipated that Forward Management, as successor to the business of Accessor Capital, will be the transfer agent of the Acquiring Funds immediately after the Reorganizations. A form of the Plan is attached as Appendix A.

Q.	What should I know about the Acquiring Funds?

A.

Forward Management is the current investment adviser to each of the Acquiring Funds. Each of the current sub-advisers to the Target Funds (each, a “Money Manager”) is expected to continue to provide sub-advisory services to the corresponding Acquiring Funds. The Acquiring Funds will have the same investment objectives, strategies and restrictions as the corresponding Target Funds. The Acquiring Funds will have the same total annual operating expenses as the corresponding Target Funds and therefore the costs of investing in the Acquiring Funds are expected to be the same. Also, it is currently anticipated that there will be no changes to the other service providers immediately after the Reorganizations, except a change in the transfer agent as discussed above. Following the Reorganizations, any changes to service providers would be subject to approval by the Board of Trustees of Forward Funds.

The Acquiring Funds are series of Forward Funds, a Delaware statutory trust. As a result, your rights as shareholders of the Acquiring Funds are different from those of the Target Funds. For more information, please refer to the section entitled “Description of the Company and Forward Funds” below.

Q.	What happens if the Reorganizations are not approved?

A.

If one of the Target Funds does not approve the Reorganization, the Board will consider what further action is appropriate with respect to that Target Fund , including liquidating and terminating the Target Fund as a series of the Company, or considering a different reorganization. Each Target Fund’s approval of the Reorganization is independent and a failure of one Target Fund to approve its Reorganization would not impact the other Target Funds.

Q.	How will the proposed Reorganizations affect me?

A.

If a Reorganization is approved by shareholders of a Target Fund, you will become a shareholder of an Acquiring Fund, a series of Forward Funds that corresponds to the Target Fund. The Target Fund will cease to exist. The investment objective, strategies and restrictions of each Acquiring Fund mirror those of the corresponding Target Fund. The total annual fund operating expenses remain the same. Each Reorganization is expected to be tax-free for you for federal income tax purposes. No Reorganization will be subject to any front-end sales charges or redemption fees.

Q.	Will I be able to purchase, redeem and exchange shares and receive distributions the same way?

A.	The Reorganization will not affect your right to purchase, redeem and exchange shares and to receive distributions.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board recommends that you vote FOR the Reorganizations.

Q.	Who bears the expenses associated with the Reorganizations?

A.

The expenses associated with the proposed Reorganizations will be borne by Accessor Capital and Forward Management. The expenses include, but are not limited to, costs relating to obtaining any necessary exemption under the 1940 Act, preparation, printing and distribution of the Proxy Statement and registration statement, legal fees and accounting fees with respect to the Reorganizations and Proxy Statement and expenses of holding shareholder meetings.

Q.	How do I place my vote and whom do I call for more information?

A.

You may vote your shares by any of the following methods: (1) call the telephone number provided on the proxy card attached to this Proxy Statement; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Meeting on August 19, 2008 and vote in person. Please refer to your proxy card for further instructions on how to vote.

The following pages give you additional information about the Reorganizations and the proposal on which you are being asked to vote. The Board, including the Independent Directors, recommends that you vote FOR this proposal.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

SOLICITATION OF SHAREHOLDER VOTE

The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person. At any time before the Meeting, you may change your vote even if a proxy has already been returned by written notice to Accessor Capital, by submitting a subsequent proxy by mail or by voting in person at the Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact Accessor Capital at 1-800-759-3504 or 1-888-605-1956.

Accessor Capital expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of D.F. King & Co., Inc. D.F. King & Co., Inc. is expected to receive approximately $44,000 from Accessor Capital for the solicitation of proxies. Accessor Capital and Forward Management will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

Proxies may be revoked at any time before they are exercised by submitting to the Company a written notice of revocation, a subsequently executed proxy or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself serve to revoke a proxy.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted for the proposal.

Quorum and Required Vote for the Target Funds

The presence in person or by proxy of the holders of record of one-third of the shares of each Target Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting. The approval of each Reorganization requires the affirmative vote of a majority of the shares voted at the Meeting, either in person or by proxy. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Abstentions and “broker non-votes” will not be counted for or against the proposal and will have no effect on the result of the vote, although they will be counted for purposes of determining whether a quorum is present. Broker non-votes are shares held in street names for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

PROPOSAL – APPROVAL OF THE REORGANIZATIONS

The Board called this Meeting to allow shareholders of each Target Fund to consider and vote on the Reorganization of each Target Fund into a corresponding Acquiring Fund, as shown in the table below.

TARGET FUNDS	ACQUIRING FUNDS*

Accessor Strategic Alternatives Fund	Accessor Strategic Alternatives Fund

Accessor Total Return Fund	Accessor Total Return Fund

Accessor Growth Fund	Accessor Growth Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor Value Fund	Accessor Value Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor Small to Mid Cap Fund	Accessor Small to Mid Cap Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor International Equity Fund	Accessor International Equity Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor High Yield Bond Fund	Accessor High Yield Bond Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

TARGET FUNDS	ACQUIRING FUNDS*

Accessor Intermediate Fixed-Income Fund	Accessor Intermediate Fixed-Income Fund
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor Short-Intermediate Fixed-Income Fund	Accessor Short-Intermediate Fixed-Income Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor Mortgage Securities Fund	Accessor Mortgage Securities Fund
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor U.S. Government Money Fund	Accessor U.S. Government Money Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class
Institutional Class	Institutional Class

Accessor Limited Duration U.S. Government Fund	Accessor Limited Duration U.S. Government Fund

Accessor Aggressive Growth Allocation Fund	Accessor Aggressive Growth Allocation Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor Growth & Income Allocation Fund	Accessor Growth & Income Allocation Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor Growth Allocation Fund	Accessor Growth Allocation Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor Balanced Allocation Fund	Accessor Balanced Allocation Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

TARGET FUNDS	ACQUIRING FUNDS*

Accessor Income & Growth Allocation Fund	Accessor Income & Growth Allocation Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

Accessor Income Allocation Fund	Accessor Income Allocation Fund
A Class	A Class
Advisor Class	Advisor Class
C Class	C Class
Investor Class	Investor Class

* Each Acquiring Fund, a series of Forward Funds, will retain use of the name “Accessor” upon closing of transactions contemplated in the Plan.

Overview

On April 1, 2008, the Board unanimously voted to approve the Reorganizations, subject to approval by shareholders of each Target Fund. In each Reorganization, each Target Fund will transfer its assets to its corresponding Acquiring Fund, which will acquire the assets and assume the liabilities of the Target Fund. Upon the transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the corresponding Target Fund, which shares will be distributed to shareholders in liquidation of the Target Fund. Any shares you own of a Target Fund at the time of the Reorganization will be cancelled and you will receive shares in the same class of the corresponding Acquiring Fund having a value equal to the value of your shares of the Target Fund. If approved by shareholders, the Reorganizations are expected to occur in August 2008.

The 1940 Act generally requires that shareholders of a mutual fund elect the fund’s directors and approve the fund’s investment advisory agreement and distribution plan. Those requirements apply to the Acquiring Funds equally as to the Target Funds. If shareholders of the Target Funds approve the Reorganizations contemplated by the Plan, such approval shall be deemed to constitute approval of the following matters with respect to which Forward Funds and the Acquiring Funds have acted upon:

•	election of the Trustees of the Acquiring Funds;

•	an investment management agreement between Forward Funds, on behalf of each Acquiring Fund, and Forward Management (the “New Management Agreement”);

•	investment sub-advisory agreements among Forward Funds, on behalf of each Acquiring Fund, Forward Management and each Money Manager; and

•	a distribution plan with respect to each Acquiring Fund.

Reasons for the Reorganizations

After considering certain strategic business matters during the past months, Accessor Capital determined to pursue an agreement with a strategic business partner to provide enhanced capacity to its distribution efforts on behalf of the Target Funds and also additional capital to ensure that sufficient resources would be available for Accessor Capital’s long-term growth and support of its investment management operations. As a result of this process, on June 2, 2008, Accessor Capital and certain of its affiliates entered into the Agreement with Forward Management pursuant to which Forward Management would acquire Accessor Capital’s business as investment adviser and transfer agent to the Target Funds.

The Board found that the Reorganizations would benefit the shareholders of the Target Funds based on the following conclusions:

•	The Acquiring Funds’ investment objectives, strategies, restrictions and portfolio management will be the same as the Target Funds.
•

There will be no fund expense increases for the Acquiring Funds for the first two years following the Reorganizations and the aggregate of advisory fees, sub-advisory fees, shareholder service fees, 12b-1 fees and transfer agency fees will remain unchanged or be lower than current levels.

•

Forward Management’s commitment to seek to reduce accounting and administration expenses and transaction costs by garnering efficiencies and capitalizing on economies of scale by growing the assets of certain Acquiring Funds.

•	The Acquiring Funds will have potentially greater market presence.
•	Certain Acquiring Funds that operate as funds of funds will have a larger pool of underlying funds in which they may invest, which may deliver better risk adjusted returns.
•	The Acquiring Funds will have better funding, resources and distribution channels that may enable the Acquiring Funds to enjoy increased growth.

Please see the section entitled “The Board’s Considerations for Approving the Proposed Reorganizations” for more information.

Description of the Plan

The Plan between the Company and Forward Funds provides for: (i) the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund solely in exchange for voting shares of beneficial interest of such Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund; and (ii) the distribution of the Acquiring Fund’s shares to the shareholders of the Target Fund in complete liquidation of the Target Fund. On the Closing Date of the Reorganizations (as the term is defined in the Plan), anticipated to be August 31, 2008, if each Target Fund obtains shareholder approval for the Reorganization, each Target Fund shall assign, deliver, and otherwise transfer all of its assets and assign all of its liabilities to the corresponding Acquiring Fund free and clear of all liens and encumbrances, and the Acquiring Fund will acquire all the assets and will assume all of the liabilities of the Target Fund, in exchange for shares of the Acquiring Fund. In addition, the Plan provides that the aggregate net asset value of each class of Acquiring Fund shares to be distributed to the shareholders of the corresponding Target Fund will be equal to the aggregate net asset value of the Target Fund shares of that class owned by such shareholders on the Closing Date.

The value of the assets of each Target Fund will be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date in accordance with the valuation procedures set forth in the Company’s then-current prospectus and statement of additional information. All computation of value will be made by the Target Funds’ designated record keeping agent and will be subject to review by the Acquiring Funds’ record keeping agent and their respective independent registered public accountants.

The Board of Trustees of Forward Funds has voted to approve an investment management agreement between Forward Funds, on behalf of each Acquiring Fund, and Forward Management, approve any sub-advisory agreement among an Acquiring Fund, Forward Management and Money Managers, approve any plan adopted by an Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act and take such other steps related to the inception and operations of each Acquiring Fund as deemed necessary or appropriate by the Board and the Trustees of Forward Funds.

The Plan may be amended by the parties, provided that following the Meeting, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Funds’ shares to be issued to the Target Funds’ shareholders to the detriment of such shareholders without their further approval.

The Plan may be terminated and the transactions contemplated by the Plan may be abandoned by mutual agreement of the parties, by either party if Closing does not occur by a certain date specified in the Plan and such date is not extended by mutual agreement of the parties or by either party if the other party has materially breached its obligations under the Plan or made a material and intentional misrepresentation.

Conditions to Closing

The Plan may be terminated if, on the Closing Date, any of the applicable conditions has not been met or if the representations and warranties made by either party to the Plan are not true, or if the Board determines that consummation of the Reorganizations is not in the best interest of the shareholders of the Target Funds.

If the shareholders of a Target Fund approve the Plan, the Reorganization will take place only after various conditions are satisfied by the Board of Trustees of Forward Funds, including the filing of an effective registration statement of the Acquiring Funds. A Reorganization will not be effected unless all of the following conditions are met, any of which shall not be waived by either party to the Plan.

•	Each Acquiring Fund shall have identical investment objectives, strategies and limitations to the corresponding Target Fund.
•

Forward Funds and Forward Management shall enter into a new investment management agreement with substantially identical terms with respect to investment advisory services, expenses and obligations of the parties.

•

Forward Funds and Forward Management shall enter into a new sub-advisory agreement on behalf of each applicable Acquiring Fund with the corresponding current Money Managers under a sub-advisory agreement with substantially identical terms with respect to investment advisory services, expenses and obligations of the parties to those contained in the current sub-advisory agreement.

•

No changes to the sub-advisory fees shall be made, so that the advisory fees charged with respect to each Acquiring Fund at the Reorganization will be identical to the management fees and sub-advisory fees charged with respect to each Target Fund.

•

Pro Forma Total Annual Fund Operating Expenses of each Acquiring Fund shall be the same as to the Total Annual Fund Operating Expenses incurred by the corresponding Target Fund in the fiscal year ended December 31, 2007, as updated as of June 11, 2008.

•

It is currently anticipated that, immediately after the Reorganizations, there will be no changes to the Target Funds’ service arrangements, including service arrangements with the current distributor, administrator and custodian, except with respect to the transfer agency function as described above.

•	All of the Reorganizations shall have been approved by each Target Fund’s shareholders.

Tax Consequences of the Reorganizations

Each Reorganization is intended to be a tax-free reorganization for federal income tax purposes. Accordingly, neither the shareholders of the Target Funds nor the Target Funds are expected to recognize a gain or loss directly as a result of a Reorganization for federal income tax purposes.

At the time of Closing, the Company and Forward Funds each shall have received an opinion of counsel from Dechert, LLP, stating that based upon certain facts, assumptions, and representations, for Federal income tax purposes: (1) each Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Target Funds and Acquiring Funds will each be a party to a reorganization within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by a Target Fund as a result of transactions contemplated in the Plan; (3) no gain or loss will be recognized by an Acquiring Fund as a result of transactions contemplated in the Plan; (4) no gain or loss will be recognized by the shareholders of any Target Fund upon the distribution to them by the Company of the Acquiring Fund shares in exchange for their shares of the Target Funds; (5) the aggregate adjusted tax basis of the Acquiring Fund shares received by each shareholder of a Target Fund will be the same as the aggregate adjusted tax basis of the shareholder’s Target Fund shares immediately prior to transactions contemplated in the Plan; (6) the adjusted tax basis of a Target Fund assets received by an Acquiring Fund will be the same as the adjusted tax basis of such assets in the hands of the Target Fund immediately prior to the transactions; (7) a shareholder’s holding period for the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of the Target Fund surrendered in exchanged therefor, provided that the shareholder held such shares of the Target Fund as a capital asset as of the Closing Date; (8) the holding period of an Acquiring Fund with respect to the Target Fund assets will include the holding period for which such Target Fund assets were held by the Target Fund, immediately prior to the Reorganization; and (9) for purposes of Section 381 of the Code, each Acquiring Fund will be treated as the same corporation as the corresponding Target Fund and the tax attributes of the corresponding Target Fund enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no reorganization.

The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, with each Acquiring Fund and the corresponding Target Fund being “a party to a reorganization” within the meaning of Section 368(b) of the Code. As a consequence, each Reorganization is expected to be tax-free for Federal income tax purposes for each Acquiring Fund, the corresponding Target Fund and their respective shareholders.

The Company and Forward Funds have not sought, and will not seek, a private ruling from the Internal Revenue Service (“IRS”) with respect to the Federal income tax consequences of the Reorganizations. The opinion of counsel with respect to the Federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganizations to them, including any applicable foreign, state or local income tax consequences.

Summary of Differences Between the Target Funds and the Acquiring Funds

Each Acquiring Fund’s investment objective, strategies and restrictions are identical in all material respects to those of the corresponding Target Fund. In addition, the total annual operating expenses, and therefore the cost of investing in each class of an Acquiring Fund, will be the same as for the corresponding Target Fund.

The Acquiring Funds however, are series of Forward Funds, a Delaware statutory trust operated under an Amended and Restated Agreement and Declaration of Trust and By-Laws and supervised by a Board of Trustees. Upon consummation of the Reorganizations, the Acquiring Funds will be supervised by the Board of Trustees of Forward Funds. Material differences, including differences in shareholders’ rights under the terms of the Company’s Restated Articles of Incorporation and Forward Funds’ Amended and Restated Agreement and Declaration of Trust are described under the section “Description of the Company and Forward Funds.”

The Acquiring Funds will be managed by Forward Management, the investment adviser to Forward Funds. Forward Management, like Accessor Capital, operates as a “manager of managers.” As such, Forward Management allocates and, when appropriate, reallocates the assets of series of Forward Funds among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the series’ investment objectives, policies and restrictions subject to its Board of Trustees’ review. Forward Management has the ultimate responsibility for the investment performance of the series due to its responsibility to oversee sub-advisers and recommend their hiring, termination and replacement. Forward Management has recommended to the Board of Trustees of Forward Funds that the sub-advisers currently managing each Target Fund manage the corresponding Acquiring Fund. For more information about Forward Management, please see the section entitled “New Investment Adviser.”

Other than with respect to the change in investment managers from Accessor Capital to Forward Management, it is currently anticipated that, immediately after the Reorganizations, there will be no changes in other service providers except a change in the transfer agent. Accessor Capital, the current transfer agent of the Target Funds, will be replaced by Forward Management, which will provide transfer and dividend disbursing agent services to the Acquiring Funds. After the Reorganizations: (i) either the current independent public accounting firm to the Target Funds, Deloitte & Touche, LLP or the current independent public accounting firm to Forward Funds, PricewaterhouseCoopers LLP will be the independent public accounting firm to the Acquiring Funds; (ii) the current administrator and fund accounting agent of the Target Funds, SEI Investments Global Funds Services, will continue to be the administrator and fund accounting agent of the Acquiring Funds; (iii) it is currently anticipated that the current custodian to the Target Funds, State Street Bank & Trust Company will continue to the be the custodian of the Acquiring Funds; and (iv) the current distributor to the Target Funds, SEI Investments Distribution Company, will continue to be the distributor of the Acquiring Funds.

Comparison of Investment Objectives, Strategies and Restrictions

The Acquiring Funds will have the same investment objective and strategies as the Target Funds. The Target Funds and the Acquiring Funds will also have identical “fundamental” investment policies that can only be changed with shareholder approval. Thus, the Reorganizations will not result in any change in the Target Funds shareholders’ right to vote to approve changes to the investment objectives or fundamental investment policies.

Comparison of Fees and Expenses

The tables below set forth fee and expense information comparing each Target Fund’s expenses as of the Target Fund’s most recently completed fiscal year ended December 31, 2007, and the estimated expenses of the corresponding Acquiring Fund following the Reorganization.

Based on the operating expense ratios shown below, the total operating expense ratios of each class of shares of each Acquiring Fund following its Reorganization are expected to be equal to the total operating expense ratios of the corresponding class of shares of the corresponding Target Fund.

Target Fund/Share Class	Total Annual Fund Operating Expenses	Acquiring Fund/Share Class	Pro Forma Total Annual Fund Operating Expenses
Accessor Strategic Alternatives Fund	1.20%	Accessor Strategic Alternatives Fund	1.20%

Accessor Total Return Fund	1.07%	Accessor Total Return Fund	1.07%

Accessor Growth Fund		Accessor Growth Fund
A Class	1.33%	A Class	1.33%
Advisor Class	0.99%	Advisor Class	0.99%
C Class	1.97%	C Class	1.97%
Investor Class	1.47%	Investor Class	1.47%

Accessor Value Fund		Accessor Value Fund
A Class	1.25%	A Class	1.25%
Advisor Class	0.97%	Advisor Class	0.97%
C Class	1.97%	C Class	1.97%
Investor Class	1.47%	Investor Class	1.47%

Accessor Small to Mid Cap Fund		Accessor Small to Mid Cap Fund
A Class	1.58%	A Class	1.58%
Advisor Class	1.26%	Advisor Class	1.26%
C Class	2.26%	C Class	2.26%
Investor Class	1.74%	Investor Class	1.74%

Accessor International Equity Fund		Accessor International Equity Fund
A Class	1.57%	A Class	1.57%
Advisor Class	1.33%	Advisor Class	1.33%
C Class	2.33%	C Class	2.33%
Investor Class	1.79%	Investor Class	1.79%

Accessor High Yield Bond Fund		Accessor High Yield Bond Fund
A Class	1.17%	A Class	1.17%
Advisor Class	0.91%	Advisor Class	0.91%
C Class	1.89%	C Class	1.89%
Investor Class	1.29%	Investor Class	1.29%

Accessor Intermediate Fixed-Income Fund	0.89%	Accessor Intermediate Fixed-Income Fund
Advisor Class	1.82%	Advisor Class	0.89%
C Class	1.39%	C Class	1.82%
Investor Class		Investor Class	1.39%

Target Fund/Share Class	Total Annual Fund Operating Expenses	Acquiring Fund/Share Class	Pro Forma Total Annual Fund Operating Expenses

Accessor Short-Intermediate Fixed-Income Fund		Accessor Short-Intermediate Fixed-Income Fund
A Class	1.09%	A Class	1.09%
Advisor Class	0.82%	Advisor Class	0.82%
C Class	1.80%	C Class	1.80%
Investor Class	1.29%	Investor Class	1.29%

Accessor Mortgage Securities Fund		Accessor Mortgage Securities Fund
Advisor Class	0.95%	Advisor Class	0.95%
C Class	1.92%	C Class	1.92%
Investor Class	1.45%	Investor Class	1.45%

Accessor U.S. Government Money Fund		Accessor U.S. Government Money Fund
A Class	0.72%	A Class	0.72%
Advisor Class	0.46%	Advisor Class	0.46%
C Class	1.46%	C Class	1.46%
Investor Class	0.96%	Investor Class	0.96%
Institutional Class	0.21%	Institutional Class	0.21%

Accessor Limited Duration U.S. Government Fund	0.65%	Accessor Limited Duration U.S. Government Fund	0.65%

Accessor Aggressive Growth Allocation Fund		Accessor Aggressive Growth Allocation Fund
A Class	1.67%	A Class	1.67%
Advisor Class	1.32%	Advisor Class	1.32%
C Class	2.32%	C Class	2.32%
Investor Class	1.82%	Investor Class	1.82%

Accessor Income Allocation Fund		Accessor Income Allocation Fund
A Class	1.36%	A Class	1.36%
Advisor Class	1.08%	Advisor Class	1.08%
C Class	2.08%	C Class	2.08%
Investor Class	1.58%	Investor Class	1.58%

Accessor Income & Growth Allocation Fund		Accessor Income & Growth Allocation Fund
A Class	1.54%	A Class	1.54%
Advisor Class	1.19%	Advisor Class	1.19%
C Class	2.19%	C Class	2.19%
Investor Class	1.69%	Investor Class	1.69%

Accessor Growth & Income Allocation Fund		Accessor Growth & Income Allocation Fund
A Class	1.56%	A Class	1.56%
Advisor Class	1.21%	Advisor Class	1.21%
C Class	2.21%	C Class	2.21%
Investor Class	1.71%	Investor Class	1.71%

Target Fund/Share Class	Total Annual Fund Operating Expenses	Acquiring Fund/Share Class	Pro Forma Total Annual Fund Operating Expenses

Accessor Growth Allocation Fund		Accessor Growth Allocation Fund
A Class	1.62%	A Class	1.62%
Advisor Class	1.27%	Advisor Class	1.27%
C Class	2.27%	C Class	2.27%
Investor Class	1.77%	Investor Class	1.77%

Accessor Balanced Allocation Fund		Accessor Balanced Allocation Fund
A Class	1.54%	A Class	1.54%
Advisor Class	1.18%	Advisor Class	1.18%
C Class	2.18%	C Class	2.18%
Investor Class	1.68%	Investor Class	1.68%

Shares of the Acquiring Funds

In exchange for each class of the Target Fund shares, the same corresponding class of the Acquiring Fund shares will be distributed to shareholders of such class of the Target Fund. Each share of an Acquiring Fund will be fully paid and non-assessable when issued, will have no preemptive or conversion rights and will be transferable on the books of the Acquiring Fund.

Description of the Material Terms of the New Management Agreement

The description of the New Management Agreement in this Proxy Statement is qualified in its entirety by reference to Appendix B.

Investment Advisory Services. Subject to the supervision of the Board of Trustees of Forward Funds, Forward Management is responsible for providing the following investment advisory services to each Acquiring Fund under the New Management Agreement: (i) provide a program of continuous investment management for the Acquiring Funds in accordance with the Acquiring Funds’ investment objectives, policies and limitations as stated in the Acquiring Funds’ registration statement; (ii) make investment decisions for the Acquiring Funds, including, but not limited to, the selection and management of sub-advisers for the Acquiring Funds, in which case any of the duties of Forward Management may be delegated to such sub-advisers; (iii) monitor and evaluate the performance of sub-advisers in light of the investment objectives and policies of the respective Acquiring Fund; (iv) analyze and recommend changes in sub-advisers as Forward Management deems appropriate; (v) provide periodic and special reports to the Board of Trustees of Forward Funds relating to sub-advisers’ performance monitoring as such Trustees may reasonably request; (vi) place orders to purchase and sell investments in the portfolios for the Acquiring Funds; and (vii) provide office space, secretarial and clerical services and wire and telephones services necessary to provide the investment advisory services.

Compensation. Under the New Management Agreement, Forward Management receives a management fee stated as a percentage of each Acquiring Fund’s average daily net assets, as provided in the table below. There are no differences in the management fees under the Current Investment Advisory Agreements (as defined below) and the New Investment Advisory Agreement.

Acquiring Funds	Management Fee
Accessor Strategic Alternatives Fund	0.70%

Accessor Total Return Fund	0.12%

Accessor Growth Fund	0.45%

Accessor Value Fund	0.45%

Accessor Small to Mid Cap Fund	0.60%

Accessor International Equity Fund	0.55%

Accessor High Yield Bond Fund	0.36%

Accessor Intermediate Fixed-Income Fund	0.33%

Accessor Short-Intermediate Fixed-Income Fund	0.33%

Accessor Mortgage Securities Fund	0.36%

Accessor U.S. Government Money Fund	0.08%

Accessor Income Allocation Fund	0.10%

Accessor Income & Growth Allocation Fund	0.10%

Accessor Balanced Allocation Fund	0.10%

Accessor Growth & Income Allocation Fund	0.10%

Accessor Growth Allocation Fund	0.10%

Accessor Aggressive Growth Allocation Fund	0.10%

Accessor Limited Duration U.S. Government Fund	0.12%

Liability. Under the New Management Agreement, Forward Management shall not be liable to Forward Funds for the acts or omissions of any other fiduciary or other person with respect to the funds of Forward Funds or for anything done or omitted by Forward Management under the terms of the New Management Agreement if Forward Management acted in good faith and has exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios. Nothing in the New Management Agreement in any way constitutes a waiver or limitation of any rights which may not be so limited or waived in accordance with applicable law.

Soft Dollars. The terms of the New Management Agreement authorize Forward Management to pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for an Acquiring Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Forward Management determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer (commonly referred to as “soft dollar arrangements”). In accordance with applicable law, Forward Management is authorized to allocate the orders placed by it on behalf of the Acquiring Funds to an affiliated broker-dealer and is required to report on such allocation regularly to the Trustees, indicating the broker-dealers to which such allocations have been made and the basis therefor.

Maintenance of Books and Records. Under the New Management Agreement, Forward Management is required to maintain and preserve separate books and detailed records of all matters pertaining to the securities and other assets held by an Acquiring Fund as required by Section 31 of the 1940 Act and rules adopted thereunder and by other applicable legal provisions. Forward Management will make such books and records available to regulatory authorities having the requisite authority.

Expenses. Under the New Management Agreement, Forward Management shall not be required to pay any expenses of the Acquiring Funds other than those specifically allocated to Forward Management. Provided that Forward Management may be compensated as agreed to between Forward Funds and Forward Management, Forward Management may, if requested: (i) furnish to the funds of Forward Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the funds; (ii) provide the services of its officers or employees as officers or administrative executives of Forward Funds and the services of any Interested Trustee or Forward Funds’ affiliates (as that term is defined in the 1940 Act), subject in each case to their individual consent to serve and to applicable legal limitations; and (iii) provide office space, secretarial and clerical services and wire and telephone services, and monitor and review Forward Funds’ contracted services and expenditures pursuant to the distribution plans of Forward Funds.

Duration and Termination. The New Management Agreement is scheduled to continue in effect until September 30, 2009, and shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) a vote of a “majority of a fund’s outstanding voting securities” (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Management Agreement can be terminated at any time and without penalty by an Acquiring Fund upon the vote of a majority of the Trustees or by vote of the majority of the Acquiring Fund’s outstanding voting securities, upon 60 days’ notice to Forward Management or by Forward Management at any time without penalty upon 60 days’ written notice to the Acquiring Fund. The New Management Agreement will terminate automatically upon its assignment, as such term is defined in the 1940 Act. Any termination of the New Management Agreement will be without prejudice to the completion of transactions already initiated by Forward Funds on behalf of an Acquiring Fund at the time of the termination. Forward Management shall take all steps reasonably necessary after such termination to complete any transitions.

Proxy Voting. Forward Management shall vote (or delegate to the appropriate Money Manager the responsibility to vote) all proxies solicited by or with respect to the issuers of securities in the funds’ portfolios. Forward Management is required to use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Acquiring Funds’ shareholders.

Governing Law. The New Management Agreement is governed by the laws of the State of California; provided, however that nothing therein shall be construed as being inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

Limitation of Liability. The New Management Agreement provides that the obligations under the New Management Agreement shall not be binding upon any of the Trustees, shareholders or officers of Forward Funds individually, but shall only be binding upon the assets of Forward Funds. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Acquiring Fund shall be enforceable against the assets and property of that Acquiring Fund only, and not against the assets or property of any Acquiring of Forward Funds, or against any of the Trustees, officers, employees or shareholders of Forward Funds, individually.

Amendments. Any amendments to the New Management Agreement may be made only by the mutual agreement of the parties and consistent with the requirements of the 1940 Act.

Material Differences Between Current Management Agreements and New Management Agreement

The Company, on behalf of Accessor Strategic Alternatives Fund, Accessor Total Return Fund, Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund, Accessor International Equity Fund, Accessor High Yield Bond Fund, Accessor Intermediate Fixed-Income Fund, Accessor Short-Intermediate Fixed-Income Fund, Accessor Mortgage Securities Fund, Accessor U.S. Government Money Fund and Accessor Limited Duration U.S. Government Fund (together, the “Underlying Funds”), entered into an Amended and Restated Management Agreement dated June 17, 1992, as amended, with Accessor Capital. Also, the Company, on behalf of Accessor Aggressive Growth Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Income & Growth Allocation Fund and Accessor Income Allocation Fund (together, the “Allocation Funds”), entered into a Management Agreement dated December 27, 2000 with Accessor Capital. Both agreements are hereinafter referred to as the “Current Management Agreements.”

The New Management Agreement and the Current Management Agreements are similar in many respects. In accordance with each of the agreements, Accessor Capital and Forward Funds are responsible for managing a fund’s portfolio investments and administering the fund’s business and administrative operations subject to the supervision of the fund’s Board of Directors/Trustees.

Investment Management Services. Under the Current Management Agreements and the New Management Agreement, Accessor Capital and Forward Management invest assets of the funds in accordance with the funds’ investment objectives and policies. Both advisers provide investment programs to manage the funds, select and evaluate sub-advisers and their performances. Under the New Management Agreement however, Forward Management specifically agrees on the following:

•	use reasonable efforts to manage the Acquiring Funds so that they will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code;
•

keep Forward Funds and the Trustees informed of developments materially affecting the Acquiring Funds and on its own initiative, furnish to Forward Funds from time to time whatever information Forward Management believes appropriate for this purpose;

•	meet quarterly with the Board of Trustees to explain its investment management activities and any reports related to the Acquiring Funds as may reasonably be requested by Forward Funds;

•

immediately notify Forward Funds in the event that Forward Management or any of its affiliates becomes aware that it is subject to a statutory disqualification that prevents Forward Management from serving as investment adviser pursuant to the New Management Agreement or becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority;

•

immediately notify Forward Funds of any material fact known to Forward Management relating to Forward Management that is not contained in the Acquiring Funds’ registration statement or any amendment or supplement thereto, but that is required to be disclosed therein and of any statement contained therein that becomes untrue in any material respect;

•

use no material non-public information that may be in its possession or in the possession of its affiliates in making investment decisions for the Acquiring Funds, nor will it seek to obtain such information.

Broker-Dealer Selection. Under the Current Management Agreement with the Underlying Funds, Accessor Capital’s and sub-advisers’ primary objective when placing orders for securities transactions is to obtain the best net price and execution for the Underlying Funds. Under the New Management Agreement, Forward Management’s primary consideration in effecting a security transaction is to obtain the best execution for the Acquiring Funds. Both advisers are responsible for broker-dealer section and negotiation of brokerage commission rates and are not required to place an order solely on the basis of obtaining the lowest price. Under the Current Management Agreement with the Underlying Funds, Accessor Capital must select the following brokers to place such orders:

•

brokers and dealers who provide brokerage and/or research services, or statistical quotations and other information to the Underlying Funds, specifically including the quotations necessary to determine the Underlying Funds’ net assets, in such amount of total brokerage as may, in their good faith judgment, reasonably be required in light of such service;

•

brokers and dealers who supply brokerage and/or research services to Accessor Capital and/or its affiliates or sub-advisers, which relate directly to portfolio securities, actual or potential, of the Underlying Funds, or which place Accessor Capital or sub-advisers in a better position to make decisions in connection with the management of the Underlying Funds’ assets and portfolios, whether or not such data also may be useful to Accessor Capital and its affiliates or the sub-advisers and their clients, in such amount of total brokerage as may, in their good faith judgment, reasonably be required; and

•

an affiliate of Accessor Capital or any sub-adviser, when Accessor Capital or a sub-adviser has determined that the Underlying Funds will receive competitive execution, price and commissions. Accessor Capital has agreed to render regular reports to the Board, not less than quarterly, of how much total brokerage has been placed with affiliates of Accessor Capital and the sub-advisers, and the manner in which the allocation has been accomplished. No transaction in which an affiliate of Accessor Capital or any sub-adviser acts as principal may be entered into by the Underlying Funds.

The New Management Agreement provides that Forward Management shall not be deemed to have acted unlawfully or to have breached any duty under the agreement or otherwise solely by reason of its having caused the Acquiring Funds to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if Forward Management determines in good faith that the amount of the commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

Expenses. Both agreements provide that the Target Funds and the Acquiring Funds pay all expenses other than those expressly assumed by Accessor Capital and Forward Management, respectively. While the Target Funds pay salaries and other compensation of their executive officers and employees who are not officers, directors, stockholders or employees of Accessor Capital or any of its partners, the Acquiring Funds pay compensation and all expenses of officers, trustees and employees, including, but not limited to, any officers of the Acquiring Funds who may also be officers, employees or other affiliates of Forward Management. The Acquiring Funds also pay expenses relating to investor and public relations and costs of stationery or other office supplies.

Advisory Fees. Each Acquiring Fund has the same investment management fees as the corresponding Target Fund. Under the Current Management Agreements between the Company and Accessor Capital, Accessor Capital is entitled to receive an investment management fee from each Target Fund at an annualized rate based on the average daily net assets of such Fund. The investment management fees payable to Accessor Capital under the Current Management Agreements are the same as the investment management fees payable to Forward Management under the New Management Agreement.

Liability. Under the Current Management Agreements, Accessor Capital and its partners are not subject to liability to Accessor Funds or to any shareholders of Accessor Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the agreement.

Under the New Management Agreement, Forward Management is not liable to Forward Funds for the acts or omissions of any other fiduciary or other person or for anything done or omitted by Forward Management under the agreement if Forward Management acted in good faith and exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios.

Duration and Termination. The Current Management Agreements and the New Management Agreement have the same duration and termination provisions. Each agreement states that it will continue in effect until September 30, 2009, and thereafter, for successive one year periods either by a vote of a majority of the outstanding voting securities of a fund or by the board provided that in either event, the continuance is also approved by a majority of the Independent Directors/Independent Trustees. Both agreements may be terminated without any penalty either by the vote of the Board of Directors/Trustees or by a majority of the outstanding voting securities of a fund on 60 days’ notice to Accessor Capital/Forward Management. Both advisers may terminate their respective agreement without penalty on 60 days’ written notice.

Governing Law. While the Current Management Agreements do not indicate what state law should govern in case of a conflict, the New Management Agreement is governed by the laws of the State of California.

Descriptions of the Terms of the New Sub-Advisory Agreements

Approval of the Reorganizations will result in termination of each of the sub-advisory agreements currently in effect among the Company, Accessor Capital and the various Money Managers to the Underlying Funds (collectively, the “Current Sub-Advisory Agreements”). The Board of Trustees of Forward Funds has approved new sub-advisory agreements among Forward Funds, Forward Management and each of the current Money Managers to the Underlying Funds (collectively, the “New Sub-Advisory Agreements”), each to become effective with respect to an Acquiring Fund upon the approval of the Reorganization by the shareholders of the Acquiring Fund.

Under the terms of each New Sub-Advisory Agreement among Forward Funds, Forward Management and a Money Manager, a form of which is attached as Appendix C, the Money Manager, subject to the supervision of Forward Management, manages the corresponding Acquiring Fund’s investment portfolio, and executes the Fund’s investment policies. Forward Management generally will supervise the management and investment program of the Acquiring Fund. Except as described below, each New Sub-Advisory Agreement includes terms that are the same in all material respect or the terms of the Current Sub-Advisory Agreement among the Company, Accessor Capital and the corresponding Money Manager with respect to the type and scope of advisory services to be provided to the Underlying Funds and the various rights and obligations of the parties. Each New Sub-Advisory Agreement has provisions for liability of the Money Manager, as well as terms for the continuation and termination of the New Sub-Advisory Agreement that are similar to those contained in the Current Sub-Advisory Agreement. The description of the New Sub-Advisory Agreements in this Proxy Statement is qualified in its entirety by reference to Appendix C.

Differences Between the Current Sub-Advisory Agreement and the New Sub-Advisory Agreements

Each New Sub-Advisory Agreement includes terms that are generally the same as those of the corresponding Current Sub-Advisory Agreement with specific differences described below.

•

Each New Sub-Advisory Agreement will require Money Managers to the Underlying Funds to use reasonable efforts to manage the Acquiring Funds so that the Acquiring Funds will qualify, and continue to qualify as a regulated investment company under Subchapter M of the Code and the regulations issued thereunder. The Current Sub-Advisory Agreements do not include such a provision.

•

Money Managers under each New Sub-Advisory Agreement will be required to: (i) meet periodically with Forward Management and the Board of Trustees of Forward Funds, in person or by teleconference, to explain their investment management activities; (ii) immediately notify Forward Management of any notice of a class action proceeding or any other action or proceeding in which Forward Management or an Acquiring Fund may be entitled to participate; (iii) assist Forward Management, an Acquiring Fund’s custodian and administrator with any fair value issues; and (iv) assist Forward Management and an Acquiring Fund in complying with the provisions of the Sarbanes-Oxley Act of 2002.

•

Each Money Manager, by signing the New Sub-Advisory Agreement, represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and agrees to provide Forward Funds’ Chief Compliance Officer with certifications in connection with the periodic review and annual report to be prepared by the Chief Compliance Officer pursuant to Rule 38-1 of the 1940 Act.

•	Each New Sub-Advisory Agreement will contain a provision which makes it clear that the Money Manager is not an agent of an Acquiring Fund or Forward Funds.
•	Each Money Manager agrees that Forward Funds’ obligations under each New Sub-Advisory Agreement will be limited to an Acquiring Fund and its assets that a Money Manager manages.
•

While the Current Sub-Advisory Agreements are governed by the laws of the State of Washington, the New Sub-Advisory Agreements will be governed by the laws of the State of California to the extent that state law is not preempted by Federal laws.

Sub-Advisory Fees Under the New Sub-Advisory Agreements

Under the New Sub-Advisory Agreements, the Acquiring Funds will pay the Money Managers sub-advisory fees based on a certain percentage of each Fund's average daily net assets, as provided in the table below. The Money Managers will be paid by the Acquiring Funds directly. There will be no changes to the sub-advisory fees paid by the Acquiring Funds.

Acquiring Funds	Money Managers	Sub-Advisory Fees
Accessor Total Return Fund	Pennant Management, Inc.	0.50%

Accessor Growth Fund	Smith Asset Management Group, LP

0.25% (base fee) subject to a performance fee adjustment based on the Fund’s average net assets over a 12-month rolling period effective September 21, 2008 with a maximum adjustment of plus or minus 0.15%

Accessor Value Fund	Acadian Asset Management LLC	0.25% (base fee) subject to a performance fee adjustment based on the Fund’s average net assets over a 12-month rolling period begining March 1, 2008 with a maximum adjustment of plus or minus 0.05%

Accessor Small to Mid Cap Fund	Los Angeles Capital Management and Equity Research, Inc.	0.40%

Accessor International Equity Fund	Pictet Asset Management Limited	0.45% (base fee) subject to a performance fee adjustment based on the Fund’s average net assets over a 12-month rolling period begining May 1, 2008 with a maximum adjustment of plus or minus 0.20%

Accessor High Yield Bond Fund	First Western Management, Inc.	0.25%

Accessor Intermediate Fixed-Income Fund	Pacific Investment Management Company	0.25%

Accessor Short-Intermediate Fixed-Income Fund	Pacific Investment Management Company	0.25%

Accessor Mortgage Securities Fund	BlackRock Financial Management, Inc.	0.25% of the first $100,000,000 0.20% of the next $100,000,000 0.15% above $200,000,000

Accessor Limited Duration U.S. Government Fund	Pennant Management, Inc.	0.35% of the first $25,000,000 0.25% of the next $75,000,000 0.20% above $100,000,000

Comparative Information on Exchanging Fund Shares

As a shareholder of an Acquiring Fund, you can exchange shares for any class of shares of any Acquiring Fund, provided you satisfy the investment eligibility criteria for such class. There are no fees for exchanges. Shareholders will no longer be subject to a 2% fee even if exchanges or redemption of shares of the Acquiring Funds are made within 90 days of purchase. For exchanges into Class C shares from a different class of an Acquiring Fund, the holding period for determining your contingent deferred sales charge, if applicable, begins upon the exchange into Class C shares. Exchanges into the A Class shares from a different class of an Acquiring Fund will be subject to a front-end load, if applicable.

Dividends and Distributions

Each Acquiring Fund will have the same dividend and distribution policy as the corresponding Target Fund. After the Reorganizations, the Acquiring Funds will continue to distribute substantially all of their net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. All dividends and other distributions on Class A or Class C shares of an Acquiring Fund will be automatically reinvested in additional Class A or Class C shares of that Fund unless a shareholder elects to receive them in cash.

Description of the Company and Forward Funds

The following is a summary of certain provisions in the organizational charters of the Company and Forward Funds that might be material to a Target Fund shareholder. The summary is not an exhaustive discussion. Shareholders who are interested in obtaining more detailed information should refer to the applicable documents and state laws that are described in the summary. Copies of the documents are available upon request.

	The Company	Forward Funds

Form of Organization	The Company is an open-end management investment company organized as a Maryland corporation governed by its Restated Articles of Incorporation, and supervised by the Board.

Forward Funds is an open-end management investment company organized as a Delaware statutory trust governed by its Amended and Restated Agreement and Declaration of Trust, and supervised by the Board of Trustees.

Shareholder Liability	Shareholders generally have no personal liability for their acts or obligations.

In case any Forward Funds shareholder or former Forward Funds shareholder shall be held to be personally liable solely by reason of his being or having been a Forward Funds shareholder, including any series or class thereof, and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. Forward Funds, on behalf of the affected series, shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that series.

Voting

Each holder of a share of capital stock of the Company is entitled to one vote for each share, irrespective of the class or series, and all shares of all classes and series vote together as a single class unless a matter requires a separate vote of any class or series under the 1940 Act or the Maryland General Corporation Laws or a matter which in the judgment of the Board affects the interest of a particular class or series.

Each holder of a share of Forward Funds that is entitled to vote on a matter shall vote without differentiation among the separate series or classes on a one-vote-per-share basis or one-vote-per-dollar of net asset value, as may be determined by the Trustees from time to time, and each fractional share shall be entitled to a proportionate fractional vote; provided however, if a matter to be voted on affects only the interests of certain series or classes as determined by the Trustees, then only the shareholders of such affected series or class shall be entitled to vote on the matter.

Voting Power

The Company’s Restated Articles of Incorporation provide that shareholders have the right to vote on any matter submitted to a vote of stockholders. Although not specifically stated in the Restated Articles of Incorporation, the shareholders have the right to vote on all matters requiring shareholder vote under the 1940 Act.

Forward Funds’ Amended and Restated Agreement and Declaration of Trust provides that shareholders shall have the right to vote only to (i) elect Trustees, provided that a meeting of shareholders has been called for that purpose; (ii) remove Trustees as provided in Section 4.2 thereof; (iii) approve the termination of the Trust or any series (or class), unless a majority of the Trustees determines that the continuation of the Trust or any series (or class) is not in the best interests of the Trust, such series (or class), or their respective shareholders as a result of factors or events adversely affecting the abilities of the Trust or series (or class) to conduct its business and operations in an economically viable manner; such factors or events may include the inability of the Trust or a series (or class) to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or its series (or classes) or affecting the assets of the type in which the Trust or series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such series; (iv) approve any amendment to Article VII, Section 7.1 thereof; and (v) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine.

Shareholder Meetings

Under the By-Laws of the Company, a meeting of shareholders of any series or class may be called for any purpose(s) by the Chairman of the Board, the President or a majority of the Board and by the Secretary upon receipt of the request in writing signed by stockholders holding not less than 10% of the common stock issued and outstanding of the Company (or any series or class) and entitled to vote.

Under Forward Funds’ By-Laws, a meeting of shareholders may be called at any time by the President, or by a majority of the Board of Trustees. The Board of Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than 10% of the outstanding shares.

	The Company	Forward Funds

Quorum for Shareholder Meetings

The Company’s By-Laws provide that the presence in person or by proxy of the holders of record of one-third of the shares of the common stock of the Company (or any series or class) issued and outstanding and entitled to vote at such meeting constitutes a quorum. When any one or more series or classes is to vote as a single series or class, one-third of the shares of each such series or class entitled to vote constitutes a quorum at such meeting.

Forward Funds’ Amended and Restated Agreement and Declaration of Trust provides that one-third of the outstanding shares of each series or class, or one-third of the outstanding shares of the Trust, entitled to vote shall constitute a quorum for the transaction of business at a meeting of the shareholders with respect to such series or class, or with respect to the entire Trust, respectively.

Required Shareholder Vote	When a quorum is present, a majority of the shares voted decides any questions and a plurality elects a director.

Subject to Section 3.4.4 of Forward Funds’ Amended and Restated Agreement and Declaration of Trust, and the applicable provisions of the 1940 Act, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions unless otherwise provided herein or by the Board of Trustees, except only a plurality vote shall be necessary to elect Trustees. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Notice to Shareholders	Under the Company’s By-Laws, not less than 10 days and not more than 90 days written or printed notice of a meeting of stockholders must be given to each stockholder.

Under Forward Funds’ By-Laws, written notice of any meeting, including any special meeting, stating the purpose, place, date and hour of the meeting shall be delivered, personally or by mail, postage prepaid, to each shareholder entitled to vote at such meeting not less than 7 days before the date of the meeting. Whenever notice of a meeting is required to be given to a shareholder, a written waiver thereof, executed before or after the meeting by such shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, or actual attendance at the meeting of shareholders in person or by proxy, shall be deemed equivalent to such notice.

Manner of Voting	Shares may be voted in person or by proxy.	Shares may be voted in person or by proxy.

Written Consent

Any action taken by stockholders may be taken without a meeting if stockholders holding a majority of the shares entitled to vote on the matter and holding a majority of the shares of any series or class entitled to vote separately on the matter, consent to the action in writing and such written consents are filed with the records of the meetings of stockholders.

Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of Forward Funds’ Amended and Restated Agreement and Declaration of Trust or By-Laws) and holding a majority (or such larger proportion as aforesaid) of the shares of any series (or class) entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.

Amendment to the Articles of Incorporation/ Declaration of Trust

The Company reserves the right from time to time to amend, alter or repeal any of the provisions of the Restated Articles of Incorporation, and to add or insert any other provisions that may, under the statutes of the State of Maryland at the time in force, be lawfully contained in articles of incorporation.

The Trustees may, without any shareholder vote, (a) amend or otherwise supplement the Amended and Restated Agreement and Declaration of Trust by making an amendment, a supplemental thereto or an amended and restated trust instrument or (b) amend Schedule A thereto; provided that shareholders shall have the right to vote on any amendment (i) which would affect the voting rights of shareholders granted in Section 7.1 thereof, (ii) to Section 11.1 thereof to the extent it would reduce shareholders’ voting rights, (iii) required to be approved by shareholders by law or by the Trust’s registration statement(s) filed with the Commission, and (iv) submitted to them by the Trustees in their discretion. Any such amendment, having been approved by a majority of the Trustees then holding office, shall become effective, unless otherwise provided by such Trustees, upon approval. Forward Funds’ Certificate of Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else contained in the Amended and Restated Agreement and Declaration of Trust, any amendment to Article IX thereof which would have the effect of reducing the indemnification or other rights provided thereby to current or former Trustees, officers, employees, and agents of the Trust or to shareholders or former shareholders, and any repeal or amendment of this sentence shall require the affirmative vote of the holders of two-thirds of the outstanding shares of the Trust entitled to vote thereon.

	The Company	Forward Funds

Liability of Directors/ Trustees and officers

Directors, officers, employees and agents of the Company are not liable to the Company, any stockholder, officer, director, employee or other person for any action or failure to act except for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

The Trustees shall not be responsible or liable in any event for any act or omission or neglect or wrong-doing of them or any officer, agent, employee, Investment Adviser or Principal Underwriter of Forward Funds, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing in the Amended and Restated Agreement and Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of Forward Funds against any liability to the Forward Funds or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Indemnification of Directors and Officers

The Company’s Restated Articles of Incorporation provide that the Company would indemnify to the fullest extent permitted by law (including the 1940 Act), any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person or such person’s testator or intestate is or was a director or officer of the Company or serves or served at the request of the Company for any other enterprise as a director or officer. To the fullest extent permitted by law, expenses incurred by any such person in defending any such action, suit or proceeding would be paid or reimbursed by the Company promptly upon receipt of an undertaking of such person to repay such expenses if it is determined that such person is not entitled to indemnification. No provision of the Restated Articles of Incorporation shall protect any director or officer against any liability to the Company or its stockholders to which such director or officer would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Subject to the provisions of Forward Funds’ By-Laws, Forward Funds or the appropriate series out of its assets shall indemnify and hold harmless each and every person who is, or has been, a Trustee and may indemnify and hold harmless each and every person who is, or has been, an officer of Forward Funds to the fullest extent permitted by law from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of Forward Funds; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to Forward Funds or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Liquidation or Dissolution

Any vote of the holders of shares of capital stock of the Company authorizing liquidation of the Company or proceedings for its dissolution may authorize the Board to determine which assets are the assets belonging to the Company or any series available for distribution to the holders of shares of capital stock of the Company or any series.

Forward Funds may be terminated at any time by the Trustees by written notice to the shareholders, subject to the right of shareholders, if any, to vote pursuant to Section 7.1 thereof. Any series or class may be terminated at any time by the Trustees by written notice to the shareholders of that series or class, subject to the right of shareholders, if any, to vote pursuant to Section 7.1 thereof.

New Investment Adviser

Forward Management, LLC serves as investment adviser to each series of Forward Funds. Forward Management is a registered investment adviser that supervises the activities of each sub-adviser and has the authority to engage the services of different sub-advisers with the approval of the Trustees of each of the respective series of Forward Funds and each series’ shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The ReFlow Forward Family Holding Company, LLC (“ReFlow Forward Family Holding Company”) holds approximately 90% of Forward Management’s ownership interest, with the balance held by employees. Gordon P. Getty is the Manager of the ReFlow Forward Family Holding Company, which was organized as a Delaware limited liability company on December 20, 2006.

Forward Management has the authority to manage each series of Forward Funds in accordance with the investment objectives, policies and restrictions of the series, subject to general supervision of the Board of Trustees. Forward Management also provides the series with ongoing management supervision and policy direction. Forward Management has managed Forward Funds since September 1998 and the series of Forward Funds are its principal investment advisory clients. In addition to the Acquiring Funds, there are 16 series within Forward Funds.

Forward Management uses rigorous criteria to select sub-advisers to manage the series’ assets. In choosing the sub-advisers, and the allocation of assets among sub-advisers for certain series, Forward Management considers a number of factors, including market trends, the sub-adviser’s investment style, its own outlook for a given market capitalization or investment style category, the sub-adviser’s performance in various market conditions, as well as the characteristics of the sub-adviser’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

In addition to selecting the sub-advisers and, where applicable, allocating a series’ assets, Forward Management is responsible for monitoring and coordinating the overall management of the series. Forward Management reviews each series’ portfolio holdings and evaluates the on-going performance of the sub-advisers.

New Board of Trustees

Upon consummation of the Reorganizations, the current members of the Board of Trustees of Forward Funds will oversee the management and business of the Acquiring Funds. The Trustees are elected by shareholders of Forward Funds, or, in certain circumstances, may be appointed by the other Trustees. There are currently four Trustees, three of whom are not “interested persons” of the Trust as that term is defined in the 1940 Act. The Trustees of Forward Funds, along with their affiliations over the last five years, are set forth below. The business address of each Trustee is Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

Independent Trustees

Name, Age	Positions Held with Forward Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee**
Haig G. Mardikian Age: 60	Chairman	Since 1998

Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present) and President (2007 to present); Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (2001 to present); Director of Near East Foundation (2005 to present); President of Foundation of City College San Francisco (2006-present); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Board of Overseers of Hoover Institution (2006-present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006).

				34	None

Donald O’Connor Age: 71	Trustee	Since 2000	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	34	Trustee of the Advisors Series Trust (15) (1997 to present).

Name, Age	Positions Held with Forward Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee**

DeWitt F. Bowman Age: 77	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)	Principal, Pension Investment Consulting, a consulting company (1994 to present); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	34

Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America III REIT (December 2002 to Present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Brandes Sep Man Acct Reserve Trust (February 2005 to present); PCG Private Equity Fund (March 1994 to present).

Interested Trustees

Name, Age	Positions Held with Forward Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee**

J. Alan Reid, Jr.*** Age: 45	President, Trustee	Since 2001†

President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); President and Director, ReFlow Fund, an investment services company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).

				34	Director, FOLIOfn, Inc. (2002 to present).

* Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date on which a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with Forward Funds’ Declaration of Trust.

** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

*** Mr. Reid is considered an Interested Trustee because he acts as President of Forward Management and holds other positions with an affiliate of Forward Funds.

† Each Trustee, other than Mr. Bowman, has served as Trustee to Forward Funds since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of Forward Funds effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

The Board of Trustees has established two standing committees in connection with their governance of Forward Funds: Audit and Nominating Committees. The Audit Committee consists of three members: Messrs. Bowman, Mardikian, and O’Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to Forward Funds’ financial records and internal accounting controls and acting as the principal liaison between the Board of Trustees and Forward Funds’ independent registered public accounting firm. During the fiscal year ended December 31, 2007 the Audit Committee convened four times.

The Nominating Committee consists of three members: Messrs. Bowman, Mardikian, and O’Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as Independent Trustees (including considering written nominations from shareholders delivered to Forward Funds), and approve officers and committee members. During the fiscal year ended December 31, 2007, the Nominating Committee convened two times.

Trustees’ Compensation

Forward Funds pays each Independent Trustee a retainer fee in the amount of $14,000 per year, $6,500 each for attendance in person at a regular meeting ($4,000 for attendance via telephone at a regular meeting). Forward Funds also pays each Independent Trustee $1,000 for attendance in person at each special meeting or committee meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) receives a special retainer fee in the amount of $3,000 per year. The Interested Trustee does not receive any compensation from Forward Funds. Officers of Forward Funds and Trustees who are affiliated persons of Forward Funds, their investment adviser or sub-advisers do not receive any compensation from Forward Funds or any other funds managed by Forward Funds’ investment adviser or sub-advisers. As of December 31, 2007, the officers and Trustees owned less than 1% of the outstanding shares of Forward Funds. Forward Funds has agreed to compensate Forward Management for, among other expenses, providing an officer or employee of Forward Management to serve as Chief Compliance Officer for Forward Funds, and may compensate Forward Management for the time of other officers or employees of Forward Management who serve in other compliance capacities for Forward Funds.

Name	Aggregate Compensation from Forward Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Forward Funds and Fund Complex*
J. Alan Reid, Jr.**	None	None	None	None
Haig G. Mardikian	$38,000	$0	$0	$38,000
Donald O’Connor	$33,250	$0	$0	$33,250
DeWitt F. Bowman	$38,000	$0	$0	$38,000

* The Fund Complex consists of Forward Funds, which currently consists of 34 series.

** Mr. Reid is a Trustee who may be deemed to be “interested” person (as that term is defined in the 1940 Act) of Forward Funds by virtue of his relationship with Forward Management.

Differences in Service Providers

It is currently anticipated that Forward Management will replace Accessor Capital, the current transfer agent of the Target Funds, and will provide transfer and dividend disbursing agent services to the Acquiring Funds immediately after the Reorganizations. It is currently anticipated that all other service providers of the Target Funds, including administrator, distributor, custodian and independent registered public accounting firm, are expected to be retained by Forward Funds, on behalf of the Acquiring Funds immediately after the Reorganizations.

The Board’s Considerations for Approving the Proposed Reorganizations

In February 2008, Accessor Capital informed the Board that it had entered into negotiations with Forward Management to work toward a definitive agreement under the terms of which Accessor Capital would sell substantially all of its assets to Forward Management and would propose to the Board that the Board approves the Plan. To assist in its consideration of this proposal, the Board requested and received from Forward Management and Accessor Capital, various written materials providing detailed information about: (a) the nature of Forward Management’s investment management and other services proposed to be provided to the Acquiring Funds, as well as those it currently provides to the Forward Funds; (b) Forward Management’s investment management personnel and the proposed integration of Accessor Capital’s business into Forward Management; (c) information about Forward Management’s use of sub-advisers to manage the day-to-day investment operations of the Forward Funds and its intention to utilize the Target Funds’ current Money Managers if approved to serve as investment sub-advisers; (d) Forward Management’s operations and financial condition; (e) Forward Management’s brokerage practices (including any soft dollar arrangements) and investment strategies; (f) the level and structure of the advisory fees that Forward Management proposed to charge the Acquiring Funds; (g) Forward Management’s reputation, expertise and resources as an investment adviser; and (h) its future plans for the Target Funds and Forward Management’s plans for successfully integrating the Acquiring Funds into Forward Funds.

After receiving and reviewing these materials, the Board held an in-person meeting on April 1, 2008 to further discuss the proposal to approve the Plan. Representatives from Forward Management and Accessor Capital attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. Forward Management explained its plan to integrate the current Accessor Capital’s investment advisory business by including Accessor Capital’s key personnel into management of the Acquiring Funds. With respect to the Target Funds currently managed directly by Accessor Capital, three of the four investment committee members of Accessor Capital will continue in their roles with Forward Management. One current officer of Forward Management will participate on that committee as well. Forward Management and Accessor Capital assured the Board that there would not be any fund expense changes for two years following the Reorganizations for the Acquiring Funds and that the aggregate of advisory fees, sub-advisory fees, shareholder service fees, 12b-1 fees and transfer agency fees will remain unchanged. Forward Management also expressed its commitment to seek to reduce accounting and administration expenses and transaction costs by garnering efficiencies and capitalizing on economies of scale. Forward Management provided general information regarding its expected profitability from its relationship with the Acquiring Funds, and the general complex-wide asset level infrastructure. Forward Management pointed out significant opportunities for the international and small cap asset classes to grow as a result of the Reorganizations. Forward Management also commented on availability of Forward Management’s niche products – emerging market funds, international fixed income funds and non-levered small cap funds – to certain Acquiring Funds which would operate as funds of funds. The Board was assured through Forward Management’s presentation that the sub-advisory fees would be paid by the Acquiring Funds in the same way the sub-advisory fees were paid by the Target Funds – the sub-advisory fees will be paid by the Acquiring Funds and not by Forward Management. Forward Management further discussed its current intention to employ the current service providers, except for the transfer agent, to provide various services, including administration and distribution services to the Acquiring Funds in conjunction with Forward Management’s management of the Acquiring Funds as investment adviser. Forward Management, however, indicated that there may be changes in service providers in the future. Forward Management provided information about the strength of its current capacity to successfully distribute the Acquiring Funds to a broader investor base through its existing network of selling brokers and larger distribution force. Forward Management also presented information to the Board demonstrating that the Board of Trustees of Forward Funds is composed of Trustees who are knowledgeable about the fund industry and business. Forward Management emphasized that the Reorganizations are expected to achieve economies of scale in the long run and reduce fund expenses, which would benefit the shareholders of the Target Funds and Acquiring Funds.

In determining whether to approve the Plan and the Reorganizations, and to recommend its approval to shareholders, the Board considered, with the assistance of legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

a.	Accessor Capital’s decision to sell its investment management business and its proposal to reorganize the Target Funds into the Acquiring Funds appeared reasonable under the circumstances;

b.

the terms and conditions of the Plan provide that, absent waiver by the Board, the Reorganizations would not be effected unless all the representations made by Forward Management and conditions described in the Proxy Statement are met;

c.

the nature and scope of Forward Management’s investment management and other services proposed to be provided to the Acquiring Funds, and the Board’s conclusion that the intended scope of services were satisfactory and comparable to those currently provided by Accessor Capital;

d.

Forward Management’s plan to integrate the current Accessor Capital’s advisory business including key personnel into fund management, and the Board’s conclusion that the proposed integration would assure the Target Funds’ shareholders of the continuity of the Funds’ business operation;

e.

Forward Management’s intention to continue to utilize the same group of sub-advisers currently responsible for the day-to-day management of the Target Funds’ respective investments, and the Board’s conclusion that the Acquiring Funds would be managed in the same way the Target Funds are currently managed;

f.

there are no changes in the fees proposed to be paid to Forward Management pursuant to the terms of the New Advisory Agreement, and the Board's conclusion that the fees were reasonable in light of the services to be provided;

g.

there are no changes in the fees proposed to be paid to the sub-advisers pursuant to the terms of the New Sub-Advisory Agreements and such fees will be paid directly by the Acquiring Funds relying on a current exemptive order obtained by the Target Funds for a limited period of time pending receipt of an exemptive order from the SEC, which is permissible under a no-action letter issued by the SEC;

h.	economies of scale may be realized as a result of increases in asset levels for those funds;

i.

the reputation, financial strength and resources of Forward Management and the qualifications and experience of the investment advisory personnel at Forward Management, and the Board’s conclusion that Forward Management demonstrated an institutional commitment to the success of its mutual funds, and that personnel resources were adequate based on Forward Management’s use of a sub-adviser management model;

j.

Forward Management’s description of its distribution resources, and the Board’s conclusion that its distribution program, if successful, had the potential to benefit shareholders through the potential for increased fund assets and potential economies of scale that may result; and

k.

Accessor Capital’s and Forward Management’s intention to bear all costs and expenses associated with obtaining shareholder approval of the Plan, and the Board’s conclusion that it was appropriate for Accessor Capital and Forward Management to bear such costs as opposed to such costs being borne by the Target Funds’ shareholders.

The Board, including a majority of the Independent Directors, determined that participation in the Reorganizations was in the best interest of each Target Fund and that the interests of the Target Fund’s shareholders would not be diluted as a result of its effecting the Reorganizations. Based on these considerations, the Board unanimously voted for, and recommends to the Target Funds’ shareholders, the approval of the Plan.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TARGET FUNDS VOTE FOR THE APPROVAL OF THE PLAN.

ADDITIONAL INFORMATION

Accessor Capital currently serves as the investment adviser to the Target Funds pursuant to the Current Management Agreements. The Board approved the continuance of the Current Management Agreements for an additional one year period at its December 13, 2007 Board meeting.

Information about Officers of Forward Funds

Name, Age	Positions Held with Forward Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).
Mary Curran** 433 California Street Suite 1100 San Francisco, CA 94104 Age: 60	Secretary	Since 2004	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).
Judith M. Rosenberg 433 California Street Suite 1100 San Francisco, CA 94104 Age: 59	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).

* Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of Forward Funds or until his or her successor is duly elected and qualified or until he or she dies, resigns, is removed or becomes disqualified.

** Ms. Curran has served as an officer of Forward Funds since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for nine series of Forward Funds, Inc., which were reorganized as series of Forward Funds effective July 1, 2005.

Service Providers of the Company

The following are the current service providers to the Company. It is currently anticipated that these service providers will continue to provide services to the Acquiring Funds immediatley after the Reorganizations.

Principal Underwriter

SEI Investments Distribution Co. is the principal underwriter of the Company. Its principal business address is One Freedom Valley Drive, Oaks, PA 19456.

Administrator

SEI Investments Global Funds Services is the administrator of the Company. Its principal business address is One Freedom Valley Drive, Oaks, PA 19456.

Payment of Expenses

The expenses associated with the proposed Reorganizations will be borne by Accessor Capital and Forward Management. The expenses include, but are not limited to, costs relating to obtain any necessary exemption under the 1940 Act, preparation, printing and distribution of the Proxy Statement and registration statement, legal fees and accounting fees with respect to the Reorganizations and Proxy Statement, expenses for soliciting proxies and expenses for holding shareholder meetings.

Security Ownership of Management

The following table shows the dollar amount range of each Director’s and executive officer’s “beneficial ownership” of shares of each class of a Target Fund as of the end of the most recently completed calendar year.

Name of Beneficial Owner	Fund/Class	Amount of Beneficial Ownership	Percent of Class*
Vondell Bennion, Vice President	Accessor Growth & Income Allocation - Advisor Class	14,636.01	0.38%
Robert J. Harper, Senior Vice President	Accessor Growth & Income Allocation - Advisor Class	38,084.20	1.00%
J. Anthony Whatley, III, Director, President and Principal Executive Officer	Accessor Income & Growth Allocation - Advisor Class	16,991.09	1.11%
J. Anthony Whatley, III, Director, President and Principal Executive Officer	Accessor Income Allocation - Advisor Class	36,777.36	4.54%

* Except as set forth above, the Directors and officers of the Company as a group either owned less than 1% of the outstanding shares of each class of a Target Fund or did not own any shares of a Target Fund as of the end of the most recently completed calendar year.

Beneficial Ownership of Shares

The following table contains information about the beneficial ownership by shareholders of five percent or more of each Target Fund’s outstanding shares as of June 25, 2008.

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
Growth Allocation - AFIF	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Growth - Advisor Class	1084513.698	21.39%
Growth & Income Allocation - AFIE	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Growth - Advisor Class	857365.858	16.91%
Aggressive Growth Allocation - AFIA	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Growth - Advisor Class	727171.48	14.34%
Balanced Allocation - AFIB	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Growth - Advisor Class	602505.908	11.88%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Growth - Advisor Class	323651.451	6.38%
AMARBAN PARTNERSHIP	PO BOX 10788 BAINBRIDGE ISLAND, WA 98110-0788	Accessor Growth - Advisor Class	313856.651	6.19%
Growth Allocation - AFIF	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Value - Advisor Class	1314492.535	23.18%
Growth & Income Allocation - AFIE	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Value - Advisor Class	1053036.688	18.57%
Aggressive Growth Allocation - AFIA	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Value - Advisor Class	856150.153	15.10%
Balanced Allocation - AFIB	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Value - Advisor Class	714861.027	12.61%
AMARBAN PARTNERSHIP	PO BOX 10788 BAINBRIDGE ISLAND, WA 98110-0788	Accessor Value - Advisor Class	356962.684	6.30%
MARIL & CO FBO 83	1000 N WATER STREET MILWAUKEE WI 53202-6648	Accessor Small to Mid Cap - Advisor Class	2150935.853	29.80%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Small to Mid Cap - Advisor Class	859378.6	11.91%
Charles Schwab & Co., Inc.	101 Montgomery Street San Francisco CA 94104	Accessor Small to Mid Cap - Advisor Class	854366.787	11.84%
JP Morgan TTEE for United CA Ret Pl	3 Metrotech Center, 6th Floor Brooklyn, NY 11245	Accessor Small to Mid Cap - Advisor Class	793599.996	11.00%
Growth Allocation - AFIF	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Small to Mid Cap - Advisor Class	465560.893	6.45%
Growth & Income Allocation - AFIE	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Small to Mid Cap - Advisor Class	375685.545	5.21%
Growth Allocation - AFIF	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor International Equity - Advisor Class	1713185.252	19.41%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
Growth & Income Allocation - AFIE	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor International Equity - Advisor Class	1381334.404	15.65%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor International Equity - Advisor Class	967529.902	10.96%
Aggressive Growth Allocation - AFIA	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor International Equity - Advisor Class	903054.724	10.23%
Balanced Allocation - AFIB	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor International Equity - Advisor Class	894043.078	10.13%
AMARBAN PARTNERSHIP	PO BOX 10788 BAINBRIDGE ISLAND, WA 98110-0788	Accessor International Equity - Advisor Class	480446.86	5.44%
Balanced Allocation - AFIB	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Intermediate Fixed Income - Advisor Class	1411967.61	18.59%
Growth & Income Allocation - AFIE	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Intermediate Fixed Income - Advisor Class	1197968.235	15.77%
Zions Bancorporation Pension Plan	Attn: Dina Bassily 80 Livingston Ave Roseland, NJ 07068	Accessor Intermediate Fixed Income - Advisor Class	1006637.175	13.25%
Income & Growth Allocation - AFIH	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Intermediate Fixed Income - Advisor Class	697513.054	9.18%
Growth Allocation - AFIF	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Intermediate Fixed Income - Advisor Class	653989.613	8.61%
Income Allocation - AFIJ	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Intermediate Fixed Income - Advisor Class	480641.423	6.33%
Growth & Income Allocation - AFIE	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Short Intermediate Fixed Income - Advisor Class	1395280.634	27.24%
Balanced Allocation - AFIB	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Short Intermediate Fixed Income - Advisor Class	1026564.526	20.05%
Income & Growth Allocation - AFIH	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Short Intermediate Fixed Income - Advisor Class	500684.932	9.78%
Growth Allocation - AFIF	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Short Intermediate Fixed Income - Advisor Class	484264.161	9.46%
Income Allocation - AFIJ	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Short Intermediate Fixed Income - Advisor Class	343554.986	6.71%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Short Intermediate Fixed Income - Advisor Class	283031.972	5.53%
Balanced Allocation - AFIB	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Mortgage Securities - Advisor Class	1105493.199	17.21%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
Growth & Income Allocation - AFIE	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Mortgage Securities - Advisor Class	1032253.696	16.07%
Zions Bancorporation Pension Plan	Attn: Dina Bassily 80 Livingston Ave Roseland, NJ 07068	Accessor Mortgage Securities - Advisor Class	847385.782	13.19%
Income & Growth Allocation - AFIH	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Mortgage Securities - Advisor Class	543422.105	8.46%
Growth Allocation - AFIF	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Mortgage Securities - Advisor Class	511933.58	7.97%
Income Allocation - AFIJ	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Mortgage Securities - Advisor Class	356233.003	5.55%
Nevada State Bank	4240 W. Flamingo Road Las Vegas, NV 89125-0990	Accessor U.S. Government Money - Advisor Class	344000000	69.98%
THE TRUST COMPANY OF STERNE	CASH 800 SHADES CREEK PKWY BIRMINGHAM, AL 35023	Accessor U.S. Government Money - Advisor Class	61745082.48	12.56%
Setru & Co 0	Attn: Wayne Brackney PO Box 30918 Billings,MT 59101	Accessor Growth - Investor Class	16918.28	28.34%
Trust Company of Sterne Agee& Leach	800 Shades Creek PKWY, Ste 125 Birmingham, AL 35209	Accessor Growth - Investor Class	8092.809	13.56%
DONALDSON, LUFKIN AND JENRETTE	ONE PERSHING PLAZA JERSEY CITY NJ 07399	Accessor Growth - Investor Class	7035.312	11.79%
Sterling Trust Company	813 SHADES CREEK PKWY # 100B BIRMINGHAM, AL 35209	Accessor Growth - Investor Class	6993.519	11.72%
SEI PRIVATE TRUST	FBO 77653 ONE FREEDOM VALLEY DRIVE OAKS PA 19456	Accessor Growth - Investor Class	6641.296	11.13%
Setru & Co 0	Attn: Wayne Brackney PO Box 30918 Billings,MT 59101	Accessor Value - Investor Class	16780.779	24.10%
Donaldson, Lufkin & Jenrette	P.O. Box 2052 Jersey City, NJ 07303	Accessor Value - Investor Class	12155.927	17.46%
Sterling Trust Company	813 SHADES CREEK PKWY # 100B BIRMINGHAM, AL 35209	Accessor Value - Investor Class	10076.839	14.47%
Trust Company of Sterne Agee& Leach	800 Shades Creek PKWY, Ste 125 Birmingham, AL 35209	Accessor Value - Investor Class	8830.739	12.68%
SEI PRIVATE TRUST	FBO 77653 ONE FREEDOM VALLEY DRIVE OAKS PA 19456	Accessor Value - Investor Class	6510.723	9.35%
E*TRADE CLEARING LLC	IRA CUSTODIAN PO BOX 1542 MERRIFIELD VA 22116-1542	Accessor Small to Mid Cap - Investor Class	22930.775	19.14%
MCB Trust Services Cust. FBO	Brown's Gymnastics Las Vegas, 700 17th Street Denver,CO 80202	Accessor Small to Mid Cap - Investor Class	21950.967	18.33%
Sterling Trust Company	813 SHADES CREEK PKWY # 100B BIRMINGHAM, AL 35209	Accessor Small to Mid Cap - Investor Class	16472.01	13.75%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
E TRADE CLEARING LLC	PO BOX 989030 WEST SACRAMENTO CA 95798-9030	Accessor Small to Mid Cap - Investor Class	14785.915	12.34%
Donaldson, Lufkin & Jenrette	P.O. Box 2052 Jersey City, NJ 07303	Accessor Small to Mid Cap - Investor Class	7675.948	6.41%
Setru & Co 0	Attn: Wayne Brackney PO Box 30918 Billings,MT 59101	Accessor Small to Mid Cap - Investor Class	7476.829	6.24%
SEI PRIVATE TRUST COMPANY	ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Accessor Small to Mid Cap - Investor Class	6701.07	5.59%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor International Equity - Investor Class	70473.403	38.16%
Sterling Trust Company	813 SHADES CREEK PKWY # 100B BIRMINGHAM, AL 35209	Accessor International Equity - Investor Class	20869.011	11.30%
MG TRUST COMPANY AS AGENT	Frontier Trust Co as Trustee BRD INC 401(K) PSP FARGO,ND 58106	Accessor International Equity - Investor Class	20563.377	11.13%
Setru & Co 0	Attn: Wayne Brackney PO Box 30918 Billings,MT 59101	Accessor International Equity - Investor Class	14300.921	7.74%
SEI TME ID337	ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Accessor International Equity - Investor Class	14010.997	7.59%
DONALDSON, LUFKIN AND JENRETTE	ONE PERSHING PLAZA JERSEY CITY NJ 07399	Accessor International Equity - Investor Class	11134.391	6.03%
Program Controls Inc., 401(k) PSP	700 17th Street, Suite 300 Denver, CO 80202	Accessor Intermediate Fixed Income - Investor Class	49894.579	31.58%
Setru & Co 0	Attn: Wayne Brackney PO Box 30918 Billings,MT 59101	Accessor Intermediate Fixed Income - Investor Class	34492.161	21.83%
Donaldson, Lufkin & Jenrette	P.O. Box 2052 Jersey City, NJ 07303	Accessor Intermediate Fixed Income - Investor Class	19648.622	12.43%
SEI Private Trust Co c/o M&T Bank	One Freedom Valley Drive Oaks, PA 19456	Accessor Intermediate Fixed Income - Investor Class	14538.683	9.20%
Sterling Trust Company	813 SHADES CREEK PKWY # 100B BIRMINGHAM, AL 35209	Accessor Intermediate Fixed Income - Investor Class	12043.096	7.62%
THE TRUST COMPANY OF STERNE	CASH 800 SHADES CREEK PKWY BIRMINGHAM, AL 35023	Accessor Intermediate Fixed Income - Investor Class	11389.534	7.21%
RELIANCE TRUST CO CUSTODIAN	PO BOX 48529 ATLANTA GA 30362	Accessor Intermediate Fixed Income - Investor Class	9059.496	5.73%
Setru & Co 0	Attn: Wayne Brackney PO Box 30918 Billings,MT 59101	Accessor Short Intermediate Fixed Income - Investor Class	9507.212	36.45%
THE TRUST COMPANY OF STERNE	REINVEST 800 SHADES CREEK PKWY Birmingham, AL 35209	Accessor Short Intermediate Fixed Income - Investor Class	6865.21	26.32%
Sterling Trust Company	813 SHADES CREEK PKWY # 100B BIRMINGHAM, AL 35209	Accessor Short Intermediate Fixed Income - Investor Class	5021.48	19.25%
Donaldson, Lufkin & Jenrette	P.O. Box 2052 Jersey City, NJ 07303	Accessor Short Intermediate Fixed Income - Investor Class	2594.471	9.95%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Short Intermediate Fixed Income - Investor Class	1469.637	5.63%
Setru & Co 0	Attn: Wayne Brackney PO Box 30918 Billings,MT 59101	Accessor Mortgage Securities - Investor Class	38428.849	36.25%
MG Trust Company Cust. FBO	700 17th Street Denver,CO 80202	Accessor Mortgage Securities - Investor Class	24182.807	22.81%
SEI Private Trust	One Freedom Valley Drive Oaks Pa. 19456	Accessor Mortgage Securities - Investor Class	12702.286	11.98%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
Sterling Trust Company	813 SHADES CREEK PKWY # 100B BIRMINGHAM, AL 35209	Accessor Mortgage Securities - Investor Class	8204.69	7.74%
THE TRUST COMPANY OF STERNE	REINVEST 800 SHADES CREEK PKWY Birmingham, AL 35209	Accessor Mortgage Securities - Investor Class	6829.564	6.44%
Strachan Shipping Co. 401(k)	P.O. Box 2526 Waco, TX 76702-2526	Accessor U.S. Government Money - Investor Class	2523797.522	29.17%
Sterne Agee & Leach	Attn: James Mezrano/Cash Mgmt 813 Shades Creek PKWY, Suite 100B Birmingham, AL 35209	Accessor U.S. Government Money - Investor Class	2429394.04	28.08%
THE TRUST COMPANY OF STERNE	CASH 800 SHADES CREEK PKWY BIRMINGHAM, AL 35023	Accessor U.S. Government Money - Investor Class	1411877.055	16.32%
THE TRUST COMPANY OF STERNE, AGEE	805 S. WHEATLEY, STE 600, BIRMINGHAM, AL 35023	Accessor U.S. Government Money - Investor Class	917534.45	10.60%
ZIONS FIRST NATIONAL BANK TRUST	(DIV CASH) (CAP GAIN REINVEST) PO BOX 30880 SALT LAKE CITY UT 84130-0000	Accessor U.S. Government Money - Investor Class	500000	5.78%
First Interstate Bank	Attn: Trust Operations P.O. Box 30918 Billings, MT 59116	Accessor U.S. Government Money - Investor Class	434875.21	5.03%
Balanced Allocation - AFIB	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor High Yield Bond Fund - Advisor Class	1141066.585	16.63%
Growth & Income Allocation - AFIE	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor High Yield Bond Fund - Advisor Class	1086642.315	15.83%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor High Yield Bond Fund - Advisor Class	903130.553	13.16%
Steph & Co.	1820 HALL AVE PO BOX 137 Marinette, WI 54143	Accessor High Yield Bond Fund - Advisor Class	573689.155	8.36%
Income & Growth Allocation - AFIH	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor High Yield Bond Fund - Advisor Class	553644.234	8.07%
Growth Allocation - AFIF	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor High Yield Bond Fund - Advisor Class	528594.549	7.70%
AMARBAN PARTNERSHIP	PO BOX 10788 BAINBRIDGE ISLAND, WA 98110-0788	Accessor High Yield Bond Fund - Advisor Class	394450.035	5.75%
Income Allocation - AFIJ	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor High Yield Bond Fund - Advisor Class	383976.641	5.60%
Setru & Co 0	Attn: Wayne Brackney PO Box 30918 Billings,MT 59101	Accessor High Yield Bond Fund - Investor Class	19889.434	25.97%
E*TRADE CLEARING LLC	IRA CUSTODIAN PO BOX 989030 WEST SACRAMENTO CA 95798-9030	Accessor High Yield Bond Fund - Investor Class	10819.934	14.13%
THE TRUST COMPANY OF STERNE	REINVEST 800 SHADES CREEK PKWY Birmingham, AL 35209	Accessor High Yield Bond Fund - Investor Class	8624.351	11.26%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
DONALDSON LUFKIN JENRETTE	P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor High Yield Bond Fund - Investor Class	8151.37	10.64%
FIRST CLEARING CORPORATION	C/O AGRUSO & TROVATO LLP 3285 VETERANS MEMORIAL	Accessor High Yield Bond Fund - Investor Class	7124.663	9.30%
SEI Private Trust Co c/o M&T Bank	One Freedom Valley Drive Oaks, PA 19456	Accessor High Yield Bond Fund - Investor Class	5642.186	7.37%
WELLS FARGO INVESTMENTS LLC	625 MARQUETTE AVE S 13TH FLOOR MINNEAPOLIS, MN 55402	Accessor High Yield Bond Fund - Investor Class	4333.457	5.66%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Aggressive Growth Allocation - Advisor Class	974214.82	42.84%
SEI PRIVATE TRUST COMPANY	ONE FREEDOM VALLEY DRIVE Oaks, PA 19456	Accessor Aggressive Growth Allocation - Advisor Class	162224.194	7.13%
Hillstrust-Aggregate	P.O. Box 100 Hills, IA 52235	Accessor Aggressive Growth Allocation - Advisor Class	152752.323	6.72%
THE TRUST COMPANY OF STERNE	CASH 800 SHADES CREEK PKWY BIRMINGHAM, AL 35023	Accessor Aggressive Growth Allocation - Advisor Class	134298.91	5.91%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Growth Allocation - Advisor Class	1444457.906	41.16%
The Washington Trust Company	Presidential Select -Non ERISA 23 Broad Street Westerly, RI 02891	Accessor Growth Allocation - Advisor Class	424053.006	12.08%
THE TRUST COMPANY OF STERNE	CASH 800 SHADES CREEK PKWY BIRMINGHAM, AL 35023	Accessor Growth Allocation - Advisor Class	182169.522	5.19%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Growth & Income Allocation - Advisor Class	1008739.882	25.73%
THE TRUST COMPANY OF STERNE	CASH 800 SHADES CREEK PKWY BIRMINGHAM, AL 35023	Accessor Growth & Income Allocation - Advisor Class	674559.776	17.21%
The Washington Trust Company	Presidential Select -Non ERISA 23 Broad Street Westerly, RI 02891	Accessor Growth & Income Allocation - Advisor Class	338210.62	8.63%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Balanced Allocation - Advisor Class	1671364.692	40.56%
THE TRUST COMPANY OF STERNE	CASH 800 SHADES CREEK PKWY BIRMINGHAM, AL 35023	Accessor Balanced Allocation - Advisor Class	589428.533	14.30%
Reliance Trust Co FBO Conversion 30	PO BOX 48529 Atlanta, GA 30362	Accessor Balanced Allocation - Advisor Class	271929.567	6.60%
BANKEDCO & CO	330 W VANDALIA ST EDWARDSVILLE IL 62025-1911	Accessor Balanced Allocation - Advisor Class	208942.821	5.07%
FIFTH THIRD BANK TTEE	FBO:AMERICAN BK & TRUST - R/R A/C # 01-3-4335600 Cincinnati,OH 45263	Accessor Income & Growth Allocation - Advisor Class	476586.831	26.38%
THE TRUST COMPANY OF STERNE	CASH 800 SHADES CREEK PKWY BIRMINGHAM, AL 35023	Accessor Income & Growth Allocation - Advisor Class	291304.651	16.12%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Income & Growth Allocation - Advisor Class	288845.999	15.99%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
Reliance Trust Co FBO Conversion 30	PO BOX 48529 Atlanta, GA 30362	Accessor Income & Growth Allocation - Advisor Class	195054.017	10.80%
First Independent Aggregate Account	1220 Main Street, Suite 300 Vancouver, WA 98660	Accessor Income & Growth Allocation - Advisor Class	128909.033	7.14%
Creve & Co Aggregate Account	135 North Meramec Saint Louis, MO 63105	Accessor Income Allocation - Advisor Class	211227.007	25.31%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Income Allocation - Advisor Class	147133.456	17.63%
The Washington Trust Company	Presidential Select -Non ERISA 23 Broad Street Westerly, RI 02891	Accessor Income Allocation - Advisor Class	60765.616	7.28%
RELIANCE TRUST COMPANY FBO	PO BOX 48529 ATLANTA GA 30362	Accessor Income Allocation - Advisor Class	58684.581	7.03%
The Trust Agg. of Lorraine Kowalski	1230 Calusa Dr Barefoot Bay, FL 32976-7072	Accessor Income Allocation - Advisor Class	52168.306	6.25%
THE TRUST COMPANY OF STERNE	CASH 800 SHADES CREEK PKWY BIRMINGHAM, AL 35023	Accessor Income Allocation - Advisor Class	50118.338	6.01%
Strachan Shipping Co. 401(k)	P.O. Box 2526 Waco, TX 76702-2526	Accessor Aggressive Growth Allocation - Investor Class	348980.502	53.71%
Bankedco & Co - Aggregate Account	330 W. Vandalia Edwardsville, IL 62025	Accessor Aggressive Growth Allocation - Investor Class	38922.013	5.99%
Strachan Shipping Co. 401(k)	P.O. Box 2526 Waco, TX 76702-2526	Accessor Growth Allocation - Investor Class	338223.881	31.53%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Growth Allocation - Investor Class	235938.599	21.99%
Baylake Bank as Aggregate	301 N Adams St, Suite 110 Green Bay, WI 54301	Accessor Growth Allocation - Investor Class	111316.063	10.38%
Bankedco & Co - Aggregate Account	330 W. Vandalia Edwardsville, IL 62025	Accessor Growth Allocation - Investor Class	73185.448	6.82%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Growth & Income Allocation - Investor Class	167630.22	18.24%
Bankedco & Co - Aggregate Account	330 W. Vandalia Edwardsville, IL 62025	Accessor Growth & Income Allocation - Investor Class	140916.377	15.34%
Sterling Trust Co, Custodian	P.O. Box 2526 Waco, TX 76702-2526	Accessor Growth & Income Allocation - Investor Class	140029.125	15.24%
Strachan Shipping Co. 401(k)	P.O. Box 2526 Waco, TX 76702-2526	Accessor Balanced Allocation - Investor Class	258938.863	31.28%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Balanced Allocation - Investor Class	121423.272	14.67%
Bankedco & Co - Aggregate Account	330 W. Vandalia Edwardsville, IL 62025	Accessor Balanced Allocation - Investor Class	108086.066	13.06%
THE TRUST COMPANY OF STERNE	REINVEST 800 SHADES CREEK PKWY Birmingham, AL 35209	Accessor Balanced Allocation - Investor Class	106524.485	12.87%
Strachan Shipping Co. 401(k)	P.O. Box 2526 Waco, TX 76702-2526	Accessor Income & Growth Allocation - Investor Class	93736.577	32.93%
THE TRUST COMPANY OF STERNE	REINVEST 800 SHADES CREEK PKWY Birmingham, AL 35209	Accessor Income & Growth Allocation - Investor Class	79390.015	27.89%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Income & Growth Allocation - Investor Class	27465.668	9.65%
Bankedco & Co - Aggregate Account	330 W. Vandalia Edwardsville, IL 62025	Accessor Income & Growth Allocation - Investor Class	23170.041	8.14%
National Financial Services Corp	P O Box 3908 Church Street Station New York NY 10008-3908	Accessor Income Allocation - Investor Class	51969.643	26.09%
Glennville Bank & Trust PSP	102 E. Barnard Street Glennville, GA 30427	Accessor Income Allocation - Investor Class	39691.34	19.92%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
THE TRUST COMPANY OF STERNE	REINVEST 800 SHADES CREEK PKWY Birmingham, AL 35209	Accessor Income Allocation - Investor Class	37510.326	18.83%
Padlock Ranch Company 401(K) Plan	P. O. Box 30918 Billings, MT 59116-0918	Accessor Income Allocation - Investor Class	16859.331	8.46%
Bankedco & Co - Aggregate Account	330 W. Vandalia Edwardsville, IL 62025	Accessor Income Allocation - Investor Class	10582.808	5.31%
Jesco & Co.	606 S. Main St. Trust Dept. Princeton, IL 61356	Accessor Growth - C Class	42061.477	62.68%
PRIMEVEST FINANCIAL SERVICES (FBO)	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Growth - C Class	8155.129	12.15%
PERSHING LLC	P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Growth - C Class	7353.956	10.96%
Jesco & Co.	606 S. Main St. Trust Dept. Princeton, IL 61356	Accessor Value - C Class	42641.017	79.01%
PERSHING LLC	P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Value - C Class	4508.716	8.35%
Jesco & Co.	606 S. Main St. Trust Dept. Princeton, IL 61356	Accessor Small to Mid Cap - C Class	19313.076	41.48%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Small to Mid Cap - C Class	7988.514	17.16%
FIRST CLEARING, LLC	PO BOX 157 MELROSE FL 32666-0157	Accessor Small to Mid Cap - C Class	7611.807	16.35%
PERSHING LLC	P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Small to Mid Cap - C Class	4982.681	10.70%
RIDGE CLEARING AND OUTSOURCING	2 JOURNAL SQ. PLAZA JERSEY CITY, NJ 07306	Accessor Small to Mid Cap - C Class	3574.362	7.68%
Jesco & Co.	606 S. Main Steet, Trust Dept. Princeton, IL 61356	Accessor International Equity - C Class	28483.972	22.10%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor International Equity - C Class	18625.908	14.45%
NFSC	FBO JACALYNN D DAGENAIS 1260 NW 101 AVE PLANTATION FL 33322	Accessor International Equity - C Class	17483.021	13.57%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor International Equity - C Class	16049.079	12.45%
FIRST CLEARING, LLC	3226 SWEETEN CREEK ROAD ASHEVILLE NC 28803	Accessor International Equity - C Class	14337.268	11.13%
ROBERT W BAIRD & CO. INC.	777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	Accessor International Equity - C Class	13779.303	10.69%
Jesco & Co.	606 S. Main Steet, Trust Dept. Princeton, IL 61356	Accessor Intermediate Fixed Income - C Class	69185.34	89.13%
Jesco & Co.	606 S. Main Steet, Trust Dept. Princeton, IL 61356	Accessor Short Intermediate Fixed Income - C Class	84367.253	94.93%
Jesco & Co.	606 S. Main Steet, Trust Dept. Princeton, IL 61356	Accessor Mortgage Securities - C Class	52571.456	72.92%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
Robert Franklin TTEE for PSP	2 Manor Drive Sparta, NJ 07871	Accessor Mortgage Securities - C Class	9049.825	12.55%
J. Chad Hamilton	2132 Keller Lane Salt Lake City, UT 84121	Accessor Mortgage Securities - C Class	6521.136	9.04%
Jesco & Co.	606 S. Main Steet, Trust Dept. Princeton, IL 61356	Accessor High Yield Bond Fund - C Class	48748.371	44.81%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor High Yield Bond Fund - C Class	31947.763	29.37%
FIRST CLEARING, LLC	7245 ORCHID ISLAND PLACE BRADENTON FL 34202-2438	Accessor High Yield Bond Fund - C Class	14592.274	13.41%
Peoples Bk Asset Mgmt & Trust Serv.	PO Box 1416 Biloxi, MS 39533	Accessor U.S. Government Money - C Class	759746.28	53.67%
PERSHING LLC	P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor U.S. Government Money - C Class	238358.3	16.84%
Gilbert F. Cournoyea	4945 264th Street Wyoming, MN 55092	Accessor U.S. Government Money - C Class	153869.18	10.87%
Jesco & Co.	606 S. Main Steet, Trust Dept. Princeton, IL 61356	Accessor U.S. Government Money - C Class	86875.3	6.14%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Aggressive Growth Allocation - C Class	209291.57	38.44%
LPL FINANCIAL SERVICES	9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	Accessor Aggressive Growth Allocation - C Class	40747.108	7.48%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Growth Allocation - C Class	663320.238	27.60%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Growth Allocation - C Class	187184.87	7.79%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Growth & Income Allocation - C Class	790503.397	26.46%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Growth & Income Allocation - C Class	291375.172	9.75%
NFSC	FBO JACALYNN D DAGENAIS 1260 NW 101 AVE PLANTATION FL 33322	Accessor Growth & Income Allocation - C Class	218238.531	7.31%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Balanced Allocation - C Class	391493.578	31.55%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Balanced Allocation - C Class	192108.001	15.48%
Peoples Bk Asset Mgmt & Trust Serv.	PO Box 1416 Biloxi, MS 39533	Accessor Balanced Allocation - C Class	66396.769	5.35%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Income & Growth Allocation - C Class	174965.844	29.63%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Income & Growth Allocation - C Class	85777.457	14.52%
The First Company-Aggregate Accout	701 East 83rd Avenue, Suite 12 Merrillville, IN 46410	Accessor Income & Growth Allocation - C Class	60572.288	10.26%
Peoples Bk Asset Mgmt & Trust Serv.	PO Box 1416 Biloxi, MS 39533	Accessor Income & Growth Allocation - C Class	47792.167	8.09%
Winsco	PO Box 189 New Ulm, MN 56073	Accessor Income & Growth Allocation - C Class	39925.753	6.76%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Income Allocation - C Class	42996.848	22.01%
Peoples Bk Asset Mgmt & Trust Serv.	PO Box 1416 Biloxi, MS 39533	Accessor Income Allocation - C Class	39961.076	20.46%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Income Allocation - C Class	39818.007	20.38%
PERSHING LLC	JERSEY CITY, NJ 07303-9998	Accessor Income Allocation - C Class	16669.378	8.53%
PRIMEVEST FINANCIAL SERVICES (FBO)	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Growth - A Class	11744.014	45.37%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Growth - A Class	10879.941	42.03%
NFS LLC FEBO	1727 CORNERSTONE ST SW HARTVILLE, OH 44632-8915	Accessor Growth - A Class	1679.258	6.49%
PERSHING LLC	JERSEY CITY, NJ 07303-9998	Accessor Value - A Class	3792.521	49.53%
PRIMEVEST FINANCIAL SERVICES (FBO)	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Value - A Class	1491.913	19.48%
FIRST CLEARING, LLC	105 LOYOLA RD ST AUGUSTINE FL 32086-6021	Accessor Value - A Class	1030.468	13.46%
Leigh Ann Redmond FBO J Ahlness	PO Box 193 Hanska, MN 56041	Accessor Value - A Class	681.062	8.89%
RELIANCE TRUST COMPANY FBO	PO BOX 48529 ATLANTA GA 30362	Accessor Small to Mid Cap - A Class	170701.17	96.38%
RELIANCE TRUST COMPANY FBO	PO BOX 48529 ATLANTA GA 30362	Accessor International Equity - A Class	373393.51	75.48%
PERSHING LLC	JERSEY CITY, NJ 07303-9998	Accessor International Equity - A Class	52685.874	10.65%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor International Equity - A Class	33793.76	6.83%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
PRIMEVEST FINANCIAL SERVICES (FBO)	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Short Intermediate Fixed Income - A Class	1011.237	55.71%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Short Intermediate Fixed Income - A Class	767.4	42.28%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor U.S. Government Money - A Class	631027.13	68.32%
FIRST CLEARING LLO	2777 PARADISE RD UNIT 1805 LAS VEGAS NV 89109-1261	Accessor High Yield Bond Fund - A Class	90909.091	67.51%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor High Yield Bond Fund - A Class	16462.476	12.23%
Nancy J Kellner	802 S 23rd Street Grand Forks, ND 58201	Accessor High Yield Bond Fund - A Class	15902.035	11.81%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Aggressive Growth Allocation - A Class	225302.532	32.54%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Aggressive Growth Allocation - A Class	115626.382	16.70%
RELIANCE TRUST COMPANY FBO	PO BOX 48529 ATLANTA GA 30362	Accessor Aggressive Growth Allocation - A Class	46382.333	6.70%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Growth Allocation - A Class	663683.388	41.63%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283	Accessor Growth Allocation - A Class	192917.259	12.10%
NFS	49 EAST SUMNER AVENUE UNION NJ 07083	Accessor Growth Allocation - A Class	153538.584	9.63%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Growth & Income Allocation - A Class	748126.319	42.19%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Growth & Income Allocation - A Class	254980.42	14.38%
Edward J. & Neta B. DeRose	504 N. Grand St Pueblo, CO 81003	Accessor Growth & Income Allocation - A Class	125411.687	7.07%
NFSC	ACCEPTED MASONS OF FL C/O JAMES E EWART 401 SE 15TH ST FORT LAUDERDALE FL 33316	Accessor Growth & Income Allocation - A Class	102190.593	5.76%
RELIANCE TRUST COMPANY FBO	PO BOX 48529 ATLANTA GA 30362	Accessor Balanced Allocation - A Class	910980.576	54.03%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Balanced Allocation - A Class	405124.711	24.03%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Balanced Allocation - A Class	114028.417	6.76%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Income & Growth Allocation - A Class	83629.761	36.88%
RELIANCE TRUST COMPANY FBO	PO BOX 48529 ATLANTA GA 30362	Accessor Income & Growth Allocation - A Class	63255.521	27.89%
PRIMEVEST FINANCIAL SERVICES	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Income & Growth Allocation - A Class	39967.891	17.63%
PERSHING LLC	P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Accessor Income Allocation - A Class	35776.936	38.22%
RELIANCE TRUST COMPANY FBO	PO BOX 48529 ATLANTA GA 30362	Accessor Income Allocation - A Class	25163.726	26.88%
Lawrence Cutler	11 Wood Road Croton On Hudson, NY 10520	Accessor Income Allocation - A Class	19488.96	20.82%
PRIMEVEST FINANCIAL SERVICES (FBO)	400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302	Accessor Income Allocation - A Class	6571.092	7.02%
SEI PRIVATE TRUST COMPANY	ONE FREEDOM VALLEY DRIVE Oaks, PA 19456	Accessor Limited Duration U.S. Government Fund	4135538.515	77.75%
Alerus Financial, NA	P.O Box 6001 Grand Forks, ND 58206	Accessor Limited Duration U.S. Government Fund	903654.305	16.99%
Zions First National Bank	Attn: John Fackrell One South Main STE 1340 Salt Lake City, UT 84111	Accessor U.S. Government Money - Institutional Class	555003053.3	79.63%
Vectra Bank Colorado, N.A.	1650 S. Colorado Blvd Denver, CO 80120	Accessor U.S. Government Money - Institutional Class	52963897.29	7.60%
Perry Baker & Co, Non-ERISA	c/o The Washington Trust Company 23 Broad Street Westerly, RI 02891	Accessor U.S. Government Money - Institutional Class	44830732.05	6.43%
SEI Private Trust Company	One Freedom Valley Drive Oaks, PA 19456	Accessor Total Return Fund	5928879.646	93.80%
Alerus Financial, NA	P.O Box 6001 Grand Forks, ND 58206	Accessor Total Return Fund	392024.961	6.20%
Maril & Co FBO JD	c/o M&I Trust Co NA - Attn: MF 11270 West Park Place - Ste 400 Milwaukee,WI 53224	Accessor Strategic Alternatives Fund	2187952.269	23.19%
Growth & Income Allocation - AFIE	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Strategic Alternatives Fund	1301680.203	13.80%
Growth Allocation - AFIF	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Strategic Alternatives Fund	1220400.077	12.94%
JP Morgan TTEE for United CA Ret Pl	3 Metrotech Center, 6th Floor Brooklyn, NY 11245	Accessor Strategic Alternatives Fund	1166666.667	12.37%

Name	and Address of Beneficial Owner	Fund/ Class	Amount and Nature of Beneficial Ownership	Percent of Class
Balanced Allocation - AFIB	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Strategic Alternatives Fund	1035351.044	10.97%
Aggressive Growth Allocation - AFIA	1776 Heritage Dr. Mail Stop JAB 2E Attn: Dean Ross N. Quincy, MA 02171	Accessor Strategic Alternatives Fund	597636.614	6.33%

As of June 25, 2008, the Target Fund had the following shares outstanding which are all entitled to vote.

Name of Target Fund	Shares Outstanding	Name of Target Fund	Shares Outstanding
Accessor Growth Fund	5222335.298	Aggressive Growth Allocation Fund	4160552.548
Accessor Value Fund	5801695.129	Growth Allocation Fund	8580496.662
Accessor Small to Mid Cap Fund	7560690.558	Growth & Income Allocation Fund	9598438.45
Accessor International Equity Fund	9635213.033	Balanced Allocation Fund	7875254.738
Accessor Intermediate-Fixed-Income Fund	7830342.343	Income & Growth Allocation Fund	2908571.47
Accessor Short-Intermediate Fixed-Income Fund	5238075.286	Income Allocation Fund	1322760.6
Accessor Mortgage Securities Fund	6602344.186
Accessor U.S. Government Money Fund	502547940.6
Accessor High Yield Bond Fund	7182415.3
Accessor Limited Duration U.S. Government Fund	5318903.211
Accessor Total Return Fund	6321005.833
Accessor Strategic Alternatives Fund	9434865.299

The term “beneficial ownership” is as defined under Section 13(d) of the Securities and Exchange Act of 1934, as amended. The information as to beneficial ownership is based on statements furnished to the Company by its existing Directors and/or on the records of the Company’s transfer agent.

Annual and Semi-Annual Reports to Shareholders

For a free copy of the Company’s most recent annual and semi-annual reports, please call 1-800-759-3504 or 1-888-605-1956 or write to the Company at 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Company has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Company will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-759-3504 or 1-888-605-1956 or forward a written request to the Company at 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101 if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

The Company does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Company, 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

Proposals must be received within a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the Proxy Statement or presentation of the proposal at the Meeting since inclusion and presentation are subject to compliance with certain federal regulations and Maryland law for the Target Funds.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

Appendix A

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of ______________, 2008, by and among Forward Funds, a Delaware statutory trust with its principal place of business at 433 California Street,
11th Floor, San Francisco, California (the "Trust"), on behalf of each of its series listed in Exhibit A hereto (each an "Acquiring Fund"), Accessor Funds,
Inc., a Maryland corporation with its principal place of business at 1420 Fifth
Avenue, Suite 3600, Seattle, Washington (the "Company"), on behalf of each of its series listed in Exhibit A hereto (each an "Acquired Fund"), Forward
Management, LLC, a Delaware limited liability company with its principal place of business at 433 California Street, 11th Floor, San Francisco, California
("Forward") (with respect to the provisions of Paragraph 11.2 only), and
Accessor Capital Management, L.P., a Washington limited partnership with its principal place of business at 1420 Fifth Avenue, Suite 3600, Seattle,
Washington ("Accessor") (with respect to the provisions of Paragraph 11.2 only).

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the
United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of each
Acquired Fund attributable to each class of its shares to each corresponding
Acquiring Fund in exchange solely for voting shares of beneficial interest of the corresponding class of shares of such Acquiring Fund as shown in Exhibit A hereto (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all the liabilities of the corresponding Acquired Fund, and the distribution of the Acquiring Fund Shares to the relevant shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (each, a
"Reorganization").

         This Agreement shall be treated as if each Reorganization between an
Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

         WHEREAS, each Acquired Fund and Acquiring Fund are series of open-end, registered investment companies of the management type and each Acquired Fund owns securities which generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest; and

         WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of each Acquired Fund for corresponding Acquiring
Fund Shares and the assumption of all the liabilities of the Acquired Funds by such Acquiring Funds is in the best interests of each Acquiring Fund and its shareholders and that the interests of the existing shareholders of each
Acquiring Fund would not be diluted as a result of this transaction; and

         WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of each Acquired Fund for corresponding Acquiring
Fund Shares and the assumption of all the liabilities of the Acquired Funds by such Acquiring Funds is in the best interests of each Acquired Fund and its shareholders and that the interests of the existing shareholders of each
Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSFER OF ASSETS OF THE ACQUIRED FUNDS TO THE CORRESPONDING ACQUIRING
         FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL
         ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUNDS

     1.1.  Subject to the requisite  approval of the Acquired Fund  shareholders and the other  terms  and  conditions  herein  set forth and on the basis of the representations and warranties  contained herein, the Company agrees to transfer all of the Assets (as such term is defined  below) of each class of an  Acquired
Fund to the  corresponding  Acquiring  Fund,  and such  Acquiring Fund agrees to acquire  all the assets of the  corresponding  Acquired  Fund's  classes  and in exchange  therefor:  (i) to issue and deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares attributable to each such class of the
Acquired Fund's shares  determined by dividing the value of such class's assets, computed in the manner and as of the time and date set forth in  paragraph  2.1, by the net asset value of one Acquiring Fund Share of the  corresponding  class, computed in the manner and as of the time and date set forth in  paragraph  2.1, and (ii) to assume all the liabilities of the Acquired Fund.  Such  transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of each Acquired  Fund to be acquired by an Acquiring  Fund shall  consist of all assets  and  property  of the  Acquired  Fund,  including, without  limitation,  all cash,  securities,  commodities and futures interests, claims (whether absolute or contingent,  known or unknown, accrued or unaccrued)
and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the  closing  date  provided  for  in  paragraph  3.1  (the  "Closing  Date")
(collectively, "Assets").

     1.3.  Each  Acquired  Fund  will use  commercially  reasonable  efforts  to identify and discharge all of its known liabilities and obligations prior to the
Closing Date. Each Acquiring Fund will assume all of the corresponding  Acquired
Fund's  liabilities and obligations of any kind  whatsoever,  whether  absolute, accrued,  contingent or  otherwise,  in existence on the Closing Date other than those  liabilities  that would  otherwise be  discharged  at a later date in the ordinary  course of the Acquired  Fund's  business  (including  accrued fees and expenses and payables for securities  transactions or for share redemptions that are reflected on the statement of assets and known  liabilities  of the Acquired
Fund delivered by the Company in accordance with paragraph 8.2).

     1.4.  Immediately  after the  transfer of assets  provided for in paragraph
1.1, each Acquired Fund will: (i) distribute to the Acquired Fund's shareholders of record with respect to the classes of shares listed in Exhibit A,  determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class,  the Acquiring Fund Shares of the class received by the
Acquired Fund pursuant to paragraph 1.1 (as listed in Exhibit A) and, as soon as
is  conveniently  practicable  thereafter,   (ii)  completely  liquidate.   Such
distribution and liquidation will be accomplished, with respect to each class of the Acquired  Fund's  shares,  by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring  Fund to open accounts on the share records of the Acquiring  Fund in the names of the shareholders of record of each class of the Acquired  Fund's shares,  determined as of immediately after the close of business on the Closing Date (the "Acquired
Fund  Shareholders"),  and  representing  the  respective  pro  rata  number  of
Acquiring  Fund Shares due such  Acquired Fund  Shareholders.  The aggregate net asset value of such classes of  Acquiring  Fund Shares to be so credited to such
Acquired Fund  Shareholders  shall,  with respect to each class, be equal to the aggregate  net asset  value of the  Acquired  Fund shares of that class owned by
such  Acquired  Fund   Shareholders  on  the  Valuation  Date.  All  issued  and
outstanding  classes  of  Acquired  Fund  shares  as  listed  in  Exhibit A will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall  not  issue  certificates  representing  such  Acquiring  Fund  Shares  in connection with such exchange.  1.5.  Ownership of Acquiring Fund Shares of each
Acquiring Fund will be shown on its books.  Acquiring Fund Shares will be issued in the manner  described in the Acquiring  Fund's  then-current  prospectus  and statement of additional information.

     1.6. Any reporting  responsibility  of an Acquired Fund including,  but not limited to, the responsibility for filing of regulatory reports, tax returns, or
other  documents  with  the  U.S.   Securities  and  Exchange   Commission  (the
"Commission"),  any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority,  is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

     2.1.  Except with respect to the U.S.  Government  Money Fund, the value of the Assets shall be the value computed as of the close of regular trading on the
New York  Stock  Exchange  and after the  declaration  of any  dividends  on the
Closing Date and the value of the Assets of the U.S. Government Money Fund shall be the value computed as of 5:00 p.m.  Easter time and after the  declaration of any  dividends  on the Closing  Date (each such time and date being  hereinafter called the "Valuation Date"), using the valuation procedures  established by the
Company's  Board  of  Directors  and  described  in the  Company's  then-current prospectus and statement of additional information.

     2.2  All  computations  of  value  shall  be made  by the  Acquired  Funds'
designated  record  keeping  agent and shall be subject  to review by  Acquiring
Funds' record keeping agent and by each Fund's respective independent registered public accountants.

3. CLOSING AND CLOSING DATE

     3.1.  The  Closing  Date shall be August 31, 2008 or such other date as the parties may agree to in writing.  All acts taking place at the Closing  shall be deemed  to take  place  simultaneously  as of  immediately  after  the  close of business on the Closing  Date unless  otherwise  agreed to by the  parties.  The close of business on the Closing  Date shall be as of 4:00 p.m.,  Eastern  Time.
The  Closing  shall be held at the  offices  of the Trust or at such  other time and/or place as the parties may agree.

     3.2.  The  Company  shall  direct  State  Street Bank & Trust  Company,  as custodian for the Acquired Funds (the "Custodian"),  to deliver, at the Closing, a certificate  of an authorized  officer  stating that (i) the Assets shall have been  delivered in proper form to each  Acquiring  Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets,  including  all  applicable  federal and state stock transfer stamps,  if any, have been paid or provision for payment has been made.
Each Acquired Fund's portfolio securities  represented by a certificate or other written  instrument shall be presented by the Custodian to the custodian for the
Acquiring  Fund for  examination  no later than five business days preceding the
Closing Date, and shall be transferred  and delivered by the Acquired Fund as of the  Closing  Date for the  account  of the  corresponding  Acquiring  Fund duly endorsed in proper form for  transfer in such  condition as to  constitute  good delivery  thereof in  accordance  with the custom of brokers.  The  Company,  on behalf of each  Acquired  Fund,  shall direct the Custodian to deliver as of the
Closing Date by book entry,  in accordance  with the customary  practices of the
Custodian  and any  securities  depository  (as  defined in Rule 17f-4 under the
Investment Company Act of 1940, as amended (the "1940 Act")) in which the Assets
are  deposited,   the  Acquired  Fund's  portfolio  securities  and  instruments deposited with such depositories. The cash to be transferred by an Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3.  The Company  shall  direct  Accessor  Capital  Management  L.P.  (the
"Transfer Agent"),  on behalf of each Acquired Fund, to deliver at the Closing a certificate of an authorized  officer stating that its records contain the names and addresses of the Acquired Fund  Shareholders  and the number and  percentage ownership of  outstanding  shares (of the classes  listed in Exhibit A) owned by each such  shareholder,  each as of the Valuation  Date. The Trust, on behalf of each Acquiring Fund,  shall issue and deliver a confirmation to the Secretary of the Company  evidencing  the  Acquiring  Fund  Shares have been  credited on the
Closing Date to the  corresponding  Acquired  Fund's account on the books of the
Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale,  checks,  assignments,  share  certificates,  if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4.  In the  event  that on the  Valuation  Date  (a) the New  York  Stock
Exchange  or another  primary  trading  market for  portfolio  securities  of an
Acquired  Fund  shall  be  closed  to  trading  or  trading  thereupon  shall be restricted,  or (b)  trading or the  reporting  of trading on such  Exchange  or elsewhere  shall be disrupted so that, in the judgment of the Board of Directors of the  Company,  accurate  appraisal  of the  value  of the net  assets  of the
Acquired Fund is  impracticable,  the Closing Date shall be postponed  until the first  business  day after the day when  normal  trading  shall  have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1.  Except  as has been  disclosed  to the  Acquiring  Funds in a written instrument executed by an officer of the Company, the Company, on behalf of each
Acquired Fund, represents and warrants to the Trust as follows:

          (a) Each Acquired  Fund is duly  organized as a series of the Company, which  is a  corporation  duly  organized,  validly  existing  and in  good standing  under the laws of the State of  Maryland,  with  power  under the
     Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered  investment  company  classified  as a management  company of the open-end  type,  and its  registration  with the
     Commission  as  an   investment   company  under  the  1940  Act,  and  the
     registration  of shares of each Acquired Fund under the  Securities  Act of
     1933, as amended ("1933 Act"), is in full force and effect;

          (c) No  consent,  approval,  authorization,  or order of any  court or governmental  authority is required for the  consummation  by each Acquired
     Fund of the  transactions  contemplated  herein,  except  such as have been obtained  under the 1933  Act,  the  Securities  Exchange  Act of 1934,  as
     amended (the "1934  Act"),  and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional  information of each  Acquired  Fund  and  each  prospectus  and  statement  of  additional information  of each Acquired Fund used during the three years  previous to the date of this Agreement  conforms or conformed at the time of its use in all material  respects to the applicable  requirements  of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use,  include any untrue  statement of a material fact or omit to state any material fact required to be stated
     therein  or  necessary  to make  the  statements  therein,  in light of the circumstances under which they were made, not materially misleading;

          (e) On the  Closing  Date,  each  Acquired  Fund  will  have  good and marketable  title to the  Assets  to be  transferred  to the  corresponding
     Acquiring  Fund  hereunder  and full right,  power,  and authority to sell, assign,  transfer  and deliver such Assets  hereunder  free of any liens or other  encumbrances,  except those liens and  encumbrances  as to which the
     Acquiring Fund has received notice,  and upon delivery and payment for such
     Assets, each Acquiring Fund will acquire good and marketable title thereto, subject to no  restrictions  on the full transfer  thereof,  excluding such restrictions  as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds, including disclosure by indication on the books of the
     Acquired Fund;

          (f) No Acquired Fund is engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material  violation of the Company's  Articles of Incorporation or By-Laws or of any agreement, indenture,  instrument,  contract,  lease or other undertaking to which the
     Company,  on behalf  of each  Acquired  Fund,  is a party or by which it is bound, other than as disclosed to the Acquiring Funds.

          (g) The execution, delivery and performance of this Agreement will not result in the  acceleration  of any  obligation,  or the  imposition of any penalty,  under any  agreement,  indenture,  instrument,  contract,  lease, judgment or decree to which the Company,  on behalf of each Acquired  Fund, is a party or by which it is bound  that  would  materially  and  adversely
     affect  its  business  or  its  ability  to  consummate  the   transactions
     contemplated  by this  Agreement,  other than as disclosed to the Acquiring
     Funds;

          (h) Each Acquired Fund has no material  contracts or other commitments
     (other than this Agreement and such other  contracts as may be entered into in the ordinary  course of its business,  including  investment  contracts, such as options,  futures and forward  contracts)  that if  terminated  may result in material  liability to the Acquired Fund or under which  (whether or not  terminated)  any material  payments for periods  subsequent  to the
     Closing Date will be due from the Acquired Fund;

          (i) Except as  otherwise  disclosed  in writing to and accepted by the
     Trust,  on behalf of each Acquiring  Fund, no litigation or  administrative proceeding or investigation of or before any court or governmental  body is presently pending or, to the best of its knowledge,  threatened against the
     Company,  an Acquired  Fund or any of the  Company's  properties  or assets that, if adversely  determined,  would  materially and adversely affect its financial  condition  or the  conduct  of its  business  or its  ability to consummate the transactions contemplated by this Agreement. The Company, on behalf of each Acquired Fund,  knows of no facts which might form the basis for the  institution  of such  proceedings.  The  Company,  on behalf of an
     Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental  body which  materially and
     adversely   affects  its  business  or  its  ability  to   consummate   the
     transactions herein contemplated;

          (j) The Statement of Assets and Liabilities,  Statements of Operations
     and Changes in Net Assets,  and Schedule of  Investments  of each  Acquired
     Fund at December  31,  2007 have been  audited by Deloitte & Touche LLP, an independent  registered  public accounting firm, and are in accordance with
     generally  accepted   accounting   principles  ("U.S.  GAAP")  consistently
     applied,  and such  statements  (copies of which have been furnished to the
     Acquiring Funds) present fairly,  in all material  respects,  the financial condition of each  Acquired  Fund as of such date in  accordance  with U.S.
     GAAP, and there are no known contingent liabilities of any Acquired Fund of a material  amount  required to be reflected on a balance sheet  (including the  notes  thereto)  in  accordance  with  U.S.  GAAP as of such  date not disclosed therein;

          (k) The  Trust  has been  furnished  with an  unaudited  statement  of assets,  liabilities  and  capital and a schedule  of  investments  of each
     Acquired Fund, each as of June 30, 2008. These statements are in accordance with U.S. GAAP and present fairly, in all material respects,  the financial position  of each  Acquired  Fund as of such date in  accordance  with U.S.
     GAAP, and there are no known contingent liabilities of any Acquired Fund of a material amount as of such date not disclosed therein;

          (l) Since December 31, 2007,  there have not been any material adverse changes in any Acquired Fund's financial condition,  assets, liabilities or business,  other than changes occurring in the ordinary course of business, or any  incurrence by an Acquired Fund of  indebtedness  maturing more than one year from the date such indebtedness was incurred,  except as otherwise disclosed to and accepted by the Acquiring  Funds (for the purposes of this subparagraph  (l),  a decline in net asset  value per share of an  Acquired
     Fund due to declines in market values of securities in such Acquired Fund's portfolio,  the discharge of such Acquired Fund liabilities,  distributions of net  investment  income  and net  realized  capital  gains,  changes  in portfolio  securities,  or  the  redemption  of  Acquired  Fund  shares  by shareholders  of the Acquired Fund shall not constitute a material  adverse change);

          (m) On the Closing Date,  all Federal and other tax returns,  dividend reporting  forms,  and other  tax-related  reports  of each  Acquired  Fund required by law to have been filed by such date  (including any extensions)
     shall have been filed and are or will be correct in all material  respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports  shall have been paid or  provision  shall have been  made  for the  payment  thereof,  and to the  best  of the  Company's knowledge,  no such return is currently  under audit and no assessment  has been asserted with respect to such returns;

          (n) For each taxable year of its operation (including the taxable year that includes the Closing Date),  each Acquired Fund has met (or will meet)
     the  requirements  of  Subchapter  M of the  Code  for  qualification  as a regulated  investment  company and has  elected to be treated as such,  has been  (or will be)  eligible  to and has  computed  (or will  compute)  its federal income tax under Section 852 of the Code;

          (o) All issued and  outstanding  shares of each Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and  non-assessable,  and have been offered and sold in  compliance in all material respects with applicable registration requirements of the 1933
     Act and state securities laws. All of the issued and outstanding  shares of each Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of each  Acquired  Fund, as provided in paragraph  3.3 of this  Agreement.  No
     Acquired  Fund has  outstanding  any  options,  warrants or other rights to subscribe  for or purchase  any of the shares of an Acquired  Fund,  nor is there  outstanding  any  security  convertible  into any of  Acquired  Fund shares;

          (p) The  execution,  delivery and  performance  of this Agreement will have  been  duly  authorized  prior to the  Closing  Date by all  necessary action,  if any, on the part of the Directors of the Company,  on behalf of each Acquired Fund, and,  subject to the approval of the shareholders of an
     Acquired Fund and assuming the due authorization, execution and delivery of this Agreement by the Trust and Forward,  this Agreement will  constitute a valid  and  binding  obligation  of  such  Acquired  Fund,  enforceable  in accordance  with its terms,  subject,  as to  enforcement,  to  bankruptcy, insolvency,  reorganization,  moratorium  and  other  laws  relating  to or affecting creditors' rights and to general equity principles;

          (q) The  information  to be furnished by each Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any  federal,  state or local  regulatory  authority  (including
     Financial Industry Regulatory  Authority (formerly the National Association of Securities  Dealers,  Inc.)),  which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material  respects and shall comply in all material  respects  with Federal securities and other laws and regulations thereunder applicable thereto;

          (r) The proxy statement of the Company,  with respect to each Acquired
     Fund (the "Proxy  Statement"),  to be provided to the  shareholders  of the
     Acquired  Funds will, on the effective  date of the Proxy  Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements  were made,  not materially  misleading;  and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the
     1940 Act and the rules and regulations thereunder;  provided, however, that the representations and warranties in this subparagraph (r) shall not apply to statements  in or omissions  from the Proxy  Statement  made in reliance upon and in conformity with  information that was furnished by an Acquiring
     Fund for use therein;

          (s) The Company is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (t) No Acquired Fund has any unamortized or unpaid organizational fees or expenses that have not previously been disclosed to the Trust;

          (u) Each  Acquired Fund has valued,  and will  continue to value,  its portfolio  securities and other assets in accordance with applicable  legal requirements; and

          (v) The Company shall,  as soon as practicable  after  satisfaction of all  conditions  of the  Reorganization,  file or  cause  to be  filed,  an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Company has ceased to be a  registered  investment  company.  4.2.
     Except as has been disclosed to the Acquired Funds in a written  instrument executed by an officer of the Trust, the Trust, on behalf of each Acquiring
     Fund, represents and warrants to the Company as follows:

               (a) Each of the Acquiring  Funds is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good  standing  under the laws of the State of  Delaware,  with power under the Trust's  Amended and Restated  Declaration of Trust to
          own all of its  properties  and assets and to carry on its business as it is now being conducted;

               (b) The Trust is a registered  investment company classified as a management company of the open-end type, and its registration with the
          Commission  as an  investment  company  under  the  1940  Act and the registration  of the shares of each Acquiring Fund under the 1933 Act, is, or will be on or  before  the  Closing  Date,  in full  force and effect;

               (c) No consent, approval, authorization, or order of any court or
          governmental   authority  is  required  for  the  consummation  by  an
          Acquiring Fund of the transactions contemplated herein, except such as have been  obtained  under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

               (d)  The  preliminary  prospectus  and  statement  of  additional information of each Acquiring Fund filed pursuant to Rule 485(a)(2) of the Securities Act as part of the Trust's registration  statement with the Commission on June 11, 2008,  which will become effective prior to the Closing Date, conforms and, as of its effective date, will conform in all material  respects to the applicable  requirements  of the 1933
          Act and the 1940 Act and the rules and  regulations  of the Commission thereunder  and does  not  and,  as of its  effective  date,  will not include any untrue  statement of a material  fact or omit to state any material fact  required to be stated  therein or necessary to make the statements  therein,  in light of the  circumstances  under which they were made, not materially misleading;

               (e) On the Closing Date,  each  Acquiring Fund will have good and
          marketable   title  to  its  assets,   free  of  any  liens  of  other
          encumbrances,  except  those  liens or  encumbrances  as to which  the
          Acquired Fund has received  notice and necessary  documentation  at or prior to the Closing;

               (f) No Acquiring  Fund is engaged  currently,  and the execution, delivery and  performance of this Agreement will not result,  in (i) a material violation of the Trust's Amended and Restated  Declaration of
          Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other  undertaking  to which  the  Trust,  on  behalf of each
          Acquiring  Fund,  is a party or by which it is  bound,  other  than as disclosed  to the  Acquired  Funds;  or (ii) the  acceleration  of any obligation,  or the  imposition of any penalty,  under any  agreement, indenture,  instrument,  contract,  lease, judgment or decree to which the Trust, on behalf of each Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Funds;

               (g) Except as  otherwise  disclosed in writing to and accepted by the  Company,  on behalf  of each  Acquired  Fund,  no  litigation  or administrative  proceeding or  investigation of or before any court or governmental  body  is  presently  pending  or,  to  the  best  of its knowledge,  threatened  against the Trust, an Acquiring Fund or any of the Trust's or an  Acquiring  Fund's  properties  or assets  that,  if adversely  determined,  would  materially  and  adversely  affect  its financial  condition  or the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, on behalf of each Acquiring  Fund,  knows of no facts which might form the basis for the  institution  of such  proceedings.  The  Trust,  on behalf  of an  Acquiring  Fund,  is not a party to or  subject  to the
          provisions  of  any  order,   decree  or  judgment  of  any  court  or
          governmental  body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

               (h) The Acquiring  Funds were formed for the purpose of effecting the Reorganization, and, prior to the Closing, will have not commenced operations  or  carried  on any  business  activity,  will have had no assets or liabilities  and will have no issued or  outstanding  shares other than as contemplated  by the payment  received from the Acquired
          Funds with respect to the initial  Acquiring Fund Shares issued to the
          Acquired Fund pursuant to paragraph 7.5 below.

               (i)  Acquiring  Fund  Shares to be  issued  and  delivered  to an
          Acquired  Fund,  for the account of the  Acquired  Fund  Shareholders, pursuant to the terms of this  Agreement (as listed in Exhibit A) will be on or  before  the  Closing  Date,  duly  and  validly  issued  and outstanding,  fully paid and  non-assessable  by the Trust and will be
          offered  and  sold  in  compliance  in  all  material   respects  with
          applicable  registration  requirements  of  the  1933  Act  and  state securities  laws.  No  Acquiring  Fund has  outstanding  any  options, warrants or other  rights to  subscribe  for or  purchase  any shares, including the Acquiring  Fund Shares,  of the Acquiring  Fund,  nor is
          there outstanding any security convertible into any shares,  including the Acquiring Fund Shares, of the Acquiring Fund;

               (j) The  execution,  delivery and  performance  of this Agreement will  have  been  duly  authorized  prior to the  Closing  Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of each Acquiring  Fund,  and this Agreement will  constitute a valid and binding  obligation of each Acquiring  Fund,  enforceable in accordance with its terms, subject, as to enforcement,  to bankruptcy, insolvency,  reorganization,  moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

               (k) The  information  to be furnished by the Trust for use in the registration statements,  proxy materials and other documents filed or to be filed  with any  federal,  state or local  regulatory  authority
          (including  Financial  Industry  Regulation  Authority)  that  may  be necessary in connection  with the  transactions  contemplated  hereby, shall be accurate  and  complete in all  material  respects  and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

               (l) That insofar as it relates to an Acquiring Fund or the Trust, the Proxy Statement, and any amendment or supplement thereto, from the effective  date of the Proxy  Statement  through the Closing Date will
          (i) not contain  any untrue  statement  of a material  fact or omit to state a material  fact  required to be stated  therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading,  and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934
          Act  and  the  1940  Act and the  rules  and  regulations  thereunder;
          provided,  however,  that the  representations  and warranties in this subparagraph  (l) shall not apply to statements  in or omissions  from the Proxy  Statement  made in  reliance  upon and in  conformity  with information that was furnished by an Acquired Fund for use therein;

               (m) The Trust is not under the jurisdiction of a Court in a Title
          11 or similar case within the meaning of Section  368(a)(3)(A)  of the
          Code;

               (n)  No   Acquiring   Fund   has  any   unamortized   or   unpaid
          organizational fees or expenses;

               (o) Each  Acquiring  Fund  intends  to meet the  requirements  of
          Subchapter  M of the  Code for  qualification  and  treatment  of such
          Acquiring Fund as a regulated  investment  company in the future,  and from the date of this Agreement until the Closing Date, shall not take any action  inconsistent  with such  efforts to qualify as a regulated investment company under the Code in the future; and

               (p) The Trust and the Acquiring Funds agree to use all reasonable efforts to obtain the  approvals  and  authorizations  required by the
          1933 Act, the 1940 Act, and any state Blue Sky or  securities  laws as it may deem  appropriate in order to continue their  operations  after the Closing Date.

5. COVENANTS OF THE ACQUIRED FUNDS

     5.1. Each  Acquired  Fund will operate its business in the ordinary  course between the date  hereof and the Closing  Date,  it being  understood  that such ordinary  course of  business  will  include  the  declaration  and  payment  of customary  dividends and  distributions,  and any other distribution that may be advisable.

     5.2. Each Acquired Fund will call a meeting of its shareholders to consider and act upon this  Agreement  and to take all other  action  necessary to obtain approval of the transactions contemplated herein.

     5.3.  Each  Acquired Fund  covenants  that the Acquiring  Fund Shares to be issued hereunder (as listed in Exhibit A) are not being acquired for the purpose of making any distribution  thereof,  other than in accordance with the terms of this Agreement.

     5.4.  Each Acquired Fund will assist the  corresponding  Acquiring  Fund in obtaining such information as the Acquiring Fund reasonably  requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5.  Subject to the provisions of this Agreement,  each Acquired Fund will take, or cause to be taken,  all action,  and do or cause to be done, all things reasonably  necessary,  proper or advisable to consummate and make effective the transactions  contemplated by this Agreement,  including  actions required to be taken after the Closing Date.

     5.6. As soon as is reasonably  practicable after the Closing, each Acquired
Fund will make a liquidating  distribution to its shareholders consisting of the
Acquiring Fund Shares (as listed in Exhibit A) received at the Closing.

     5.7. Each Acquired Fund shall use its commercially  reasonable best efforts to fulfill or obtain the  fulfillment of the conditions  precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.8. The  Company,  on behalf of each  Acquired  Fund,  covenants  that the
Company  will,  from  time to time,  as and  when  reasonably  requested  by the
Acquiring  Funds,  execute and deliver or cause to be executed and delivered all such assignments and other instruments,  and will take or cause to be taken such further action as the Trust,  on behalf of each  Acquiring  Fund, may reasonably deem  necessary or desirable in order to vest in and confirm (a) the  Company's, on behalf of each  Acquired  Fund's,  title to and  possession  of the Acquiring
Fund's Shares to be delivered hereunder,  and (b) the Trust's, on behalf of each
Acquiring  Fund's,  title to and  possession  of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9 On or before the Closing  Date,  each Acquired Fund shall have declared and  paid a  dividend  or  dividends  which,  together  with all  previous  such dividends,  shall have the effect of distributing to its shareholders all of the
Acquired Fund's  investment  company taxable income (computed  without regard to any  deduction  for dividends  paid),  if any,  plus the excess,  if any, of its interest  income  excludible  from gross income under Section 103(a) of the Code over its deductions  disallowed under Sections 265 and 171(a)(2) of the Code for all taxable  periods or years ending on or before the Closing  Date,  and all of its net capital  gains  realized  (after  reduction  for any capital  loss carry forward),  if any,  in all  taxable  periods  or years  ending on or before  the
Closing Date.

     5.10 It is the intention of the parties that the  transaction  will qualify as a  reorganization  within the meaning of Section 368(a) of the Code.  Neither the Company nor the Acquired  Funds shall take any action or cause any action to be taken  (including,  without  limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

6. COVENANTS OF THE ACQUIRING FUNDS

     6.1. Each Acquiring  Fund will operate its business in the ordinary  course between the date hereof and the Closing Date.

     6.2. Subject to the provisions of this Agreement,  each Acquiring Fund will take, or cause to be taken,  all action,  and do or cause to be done, all things reasonably  necessary,  proper or advisable to consummate and make effective the transactions  contemplated by this Agreement,  including  actions required to be taken after the Closing Date.

     6.3.  The  Trust,  on behalf  of each  Acquiring  Fund,  will  provide  the corresponding  Acquired  Fund  with  information  reasonably  necessary  for the preparation of the Proxy Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in  connection  with the meeting of the  shareholders  of such
Acquired  Fund to  consider  approval  of this  Agreement  and the  transactions contemplated herein.

     6.4. Each Acquiring Fund shall use its commercially reasonable best efforts to fulfill or obtain the  fulfillment of the conditions  precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     6.5.  Each  Acquiring  Fund will use all  reasonable  efforts to obtain the approvals and authorizations  required by the 1933 Act, the 1940 Act and such of the state blue sky or  securities  laws as may be necessary in order to commence such Acquiring Fund's investment  operations after the Closing Date and continue its operations after the Closing Date.

     6.6. It is the intention of the parties that the  transaction  will qualify as a  reorganization  within the meaning of Section 368(a) of the Code.  Neither the Trust nor the  Acquiring  Funds shall take any action or cause any action to be taken  (including,  without  limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS

     The  obligations  of the  Company,  on behalf  of each  Acquired  Fund,  to consummate  the  transactions  provided  for  herein  shall be  subject,  at the
Company's election, to the performance by the Trust, on behalf of each Acquiring
Fund,  of all the  obligations  to be performed by it hereunder on or before the
Closing Date, and, in addition thereto, the following further conditions:

     7.1. All  representations  and  warranties of the Trust,  on behalf of each
Acquiring  Fund,  contained in this  Agreement  shall be true and correct in all material  respects as of the date hereof and,  except as they may be affected by the  transactions  contemplated by this Agreement,  as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2.  The Trust shall have  delivered  to the Company on the Closing Date a certificate  executed in its name by its  President  or Vice  President  and its
Treasurer or  Assistant  Treasurer,  in a form  reasonably  satisfactory  to the
Company and dated as of the Closing Date, to the effect that the representations and  warranties of the Trust,  on behalf of each  Acquiring  Fund,  made in this
Agreement are true and correct at and as of the Closing Date, except as they may be affected by the  transactions  contemplated  by this Agreement and as to such other matters as the Company shall reasonably request;

     7.3. The Trust, on behalf of each Acquiring Fund,  shall have performed all of the  covenants  and  complied  with all of the  provisions  required  by this
Agreement  to be  performed  or  complied  with by the Trust,  on behalf of each
Acquiring Fund, on or before the Closing Date;

     7.4. Each Acquired  Fund and each  Acquiring  Fund shall have agreed on the number of full and  fractional  Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement;

     7.5 Prior to the Closing Date, the Trust shall have authorized the issuance of and shall  have  issued an  Acquiring  Fund Share to each  Acquired  Fund (as listed in Exhibit A) in  consideration  of the payment of a reasonable  offering price of such  Acquiring  Fund Share,  as  determined  by the  Trust's  Board of
Trustees,  for the purpose of enabling the Acquired  Fund to vote to (a) approve the  investment  management  agreement  between  the  Trust,  on  behalf of each
Acquiring Fund, and Forward,  (b) approve each  sub-advisory  agreement  between
Forward and an investment  sub-adviser of an Acquiring  Fund, (c) authorize each
Acquiring  Fund to operate in  accordance  with the terms and  conditions of the
Trust's "manager of managers" exemptive order permitting, among other things, an
Acquiring Fund to pay compensation directly to its investment sub-advisers;  (d)
approve any plan adopted by an Acquiring  Fund  pursuant to Rule 12b-1 under the
1940 Act; and (e) take such other steps related to the inception,  establishment and  organization  of such Acquiring Fund as deemed  necessary or appropriate by the  Directors  of the Company and the Trustees of the Trust in order to conform each Acquiring Fund and each of its classes to the description of such Acquiring
Fund and such class  included in the Proxy  Statement.  At the effective time of
Closing,  each Acquiring Fund Share issued  pursuant to this paragraph 7.5 shall be redeemed by the  Acquiring  Fund at the offering  price of an Acquiring  Fund
Share;

     7.6 Prior to the Closing Date, the registration statement of each Acquiring
Fund referred to in paragraph  4.2(d) shall have become effective under the 1933
Act; and

     7.7 Prior to the Closing Date,  either (i) the Commission shall have issued an  order  (an  "Exemptive  Order")  granting  the  Trust's  application  for an exemption from the relevant  provisions of the 1940 Act relating to, among other things, operating the Acquiring Funds as "manager of managers" funds by enabling
Forward to replace  sub-advisers without the need for prior shareholder approval and  permitting  the  Acquiring  Funds  to  pay  compensation  directly  to  its investment sub-advisers,  such application to be in a form reasonably acceptable to the  Company  and  Accessor  (the  "Application");  or (ii) to the extent the
Exemptive Order has not been issued by the Commission prior to the Closing Date, the Trust shall have obtained, prior to the Closing Date, other such relief from the Commission as may be necessary to operate the Acquiring Funds as "manager of managers" funds after the Closing Date in a manner  consistent with the terms of the Application prior to the issuance of the Exemptive Order.

     7.8 The Company shall have received on the Closing Date a favorable opinion of Dechert LLP,  counsel to the Trust (which may rely as to matters  governed by the laws of the State of  Delaware  on an opinion  of  Delaware  counsel  and/or certificates  of officers  or  Trustees  of the Trust),  dated as of the Closing
Date, covering the following points:

          (a) The Trust is a statutory  trust duly organized,  validly  existing and in good  standing  under the laws of the State of Delaware  and has the power to own all of its  properties and assets and to carry on its business as  presently  conducted,  and each  Acquiring  Fund is a  separate  series thereof duly  constituted in accordance  with the applicable  provisions of the 1940 Act and the Amended and Restated  Declaration  of Trust and Bylaws
     of the Trust;

          (b) The Agreement has been duly authorized,  executed and delivered by
     the  Trust,  on  behalf  of  each  Acquiring   Fund,   and,   assuming  due
     authorization,  execution  and  delivery of the  Agreement  by the Company,
     Accessor and Forward,  is a valid and binding  obligation of the Trust,  on behalf of each Acquiring Fund,  enforceable against the Trust in accordance with its terms,  subject,  as to  enforcement,  to bankruptcy,  insolvency,
     reorganization,   moratorium  and  other  laws  relating  to  or  affecting
     creditors' rights generally and to general equity principles;

          (c) The  Acquiring  Fund  Shares  to be issued  to the  Acquired  Fund
     Shareholders as provided by this Agreement are duly  authorized,  upon such delivery  will be validly  issued and  outstanding,  and are fully paid and non-assessable  by the Trust,  and no  shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

          (d) The  execution  and  delivery of the  Agreement  did not,  and the consummation of the transactions  contemplated hereby will not, result in a violation  of the Trust's  Amended  and  Restated  Declaration  of Trust or
     By-Laws or in a material violation of any provision of any agreement (known to such  counsel) to which the Trust is a party or by which it is bound or, to the  knowledge  of  such  counsel,  result  in the  acceleration  of any obligation or the imposition of any penalty under any  agreement,  judgment or decree to which the Trust is a party or by which it is bound;

          (e)  To  the  knowledge  of  such  counsel,   no  consent,   approval,
     authorization or order of any court or governmental authority of the United
     States or the State of  Delaware is required to be obtained by the Trust in order to consummate the transactions  contemplated  herein,  except such as have been  obtained  under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required  under state  securities  laws, as to which counsel need express no opinion;

          (f) The  Trust is a  registered  investment  company  classified  as a management  company of the  open-end  type with  respect to each  series of shares it offers,  including those of each Acquiring  Fund,  under the 1940
     Act, and its  registration  with the  Commission as an  investment  company under the 1940 Act is in full force and effect; and

          (g) To the knowledge of such counsel,  no litigation or administrative proceeding or investigation of or before any court or governmental  body is presently  pending or threatened  as to the Trust or any Acquiring  Fund or any of their respective  properties or assets and neither the Trust nor any of the Acquiring  Funds are a party to or subject to the  provisions of any order,  decree  or  judgment  of  any  court  or  governmental  body  which materially and adversely  affects its business or its ability to consummate the transaction  contemplated hereby. (h) The registration statement of the
     Trust, on behalf of each Acquiring Fund, referred to in paragraph 4.2(d) is effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of such registration  statement has been issued  under the 1933 Act and no  proceedings  for that  purpose have been instituted or threatened by the Commission.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

     The  obligations  of the  Trust,  on  behalf  of each  Acquiring  Fund,  to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Company, on behalf of each Acquired Fund, of all of the  obligations to be performed by it hereunder on or before the Closing
Date and, in addition thereto, the following conditions:

     8.1. All  representations  and warranties of the Company, on behalf of each
Acquired  Fund,  contained  in this  Agreement  shall be true and correct in all material  respects as of the date hereof and,  except as they may be affected by the  transactions  contemplated by this Agreement,  as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     8.2. The Company,  on behalf of each Acquired Fund, shall have delivered to the Trust a statement  of each  Acquired  Fund's  assets and known  liabilities, together  with a list of portfolio  securities of each Acquired Fund showing the tax costs of such securities by lot and the holding periods of such  securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the
Company;

     8.3.  The Company  shall have  delivered to the Trust on the Closing Date a certificate  executed in its name by its  President  or Vice  President  and its
Treasurer or Assistant  Treasurer,  in form and  substance  satisfactory  to the
Trust and dated as of the Closing Date,  to the effect that the  representations and  warranties of the Company,  on behalf of each Acquired  Fund,  made in this
Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions  contemplated by this Agreement,  and as to such other matters as the Trust shall reasonably request;

     8.4. The Company, on behalf of each Acquired Fund, shall have performed all of the  covenants  and  complied  with all of the  provisions  required  by this
Agreement  to be performed  or complied  with by the Company,  on behalf of each
Acquired Fund, on or before the Closing Date;

     8.5. Each Acquired  Fund and each  Acquiring  Fund shall have agreed on the number of full and  fractional  Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

     8.6.  The Trust  shall have  received  on the  Closing  Date the opinion of
Morgan,  Lewis & Bockius  LLP,  counsel  to the  Company  (which  may rely as to matters  governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or  certificates of officers or Directors of the Company),  covering the following points:

          (a) The Company is a corporation duly organized,  validly existing and in good standing  under the laws of the State of Maryland and has the power to own all of its  properties  and assets and to carry on its  business  as presently  conducted,  and each Acquired Fund is a separate  series thereof duly  constituted in accordance with the applicable  provisions of the 1940
     Act and the Articles of Incorporation and Bylaws of the Company;

          (b) The Agreement has been duly authorized,  executed and delivered by
     the  Company,   on  behalf  of  each  Acquired  Fund,  and,   assuming  due
     authorization,  execution  and  delivery  of the  Agreement  by the  Trust,
     Forward  and  Accessor  and  that  the  consummation  of  the  transactions contemplated hereby qualify for the exemption provided in Rule 145(a)(2) of the 1933 Act, is a valid and binding  obligation of the Company,  on behalf of each Acquired Fund,  enforceable  against the Company in accordance with
     its  terms,  subject,  as  to  enforcement,   to  bankruptcy,   insolvency,
     reorganization,   moratorium  and  other  laws  relating  to  or  affecting
     creditors' rights generally and to general equity principles;

          (c) Assuming the consummation of the transactions  contemplated hereby qualify for the exemption  provided in Rule  145(a)(2) of the 1933 Act, the execution and delivery of the Agreement  did not, and the  consummation  of the transactions contemplated hereby will not, result in a violation of the
     Company's  Articles of Incorporation or By-Laws or in a material  violation of any  provision of any  agreement  referenced  in Part C of the Company's current registration statement on Form N-1A to which the Company is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration  of any  obligation or the imposition of any penalty under any agreement  not  disclosed to the  Company,  judgment or decree to which the
     Company is a party or by which it is bound;

          (d)  To  the  knowledge  of  such  counsel,   no  consent,   approval,
     authorization or order of any court or governmental authority of the United
     States or the State of  Maryland  is required to be obtained by the Company in order to consummate the transactions contemplated herein, except such as have been obtained  under the 1933 Act (assuming that the  consummation  of the transactions  contemplated hereby qualify for the exemption provided in
     Rule 145(a)(2)), the 1934 Act and the 1940 Act, and such as may be required under state securities laws, as to which counsel need express no opinion;

          (e) The Company is a registered  investment  company  classified  as a management  company of the  open-end  type with  respect to each  series of shares it offers, including those of each Acquired Fund, under the 1940 Act and its registration with the Commission as an investment company under the
     1940 Act is in full force and effect;

          (f) The outstanding  shares of each Acquired Fund are registered under the 1933 Act, and such registration is in full force and effect; and

          (g) To the knowledge of such counsel,  no litigation or administrative proceeding or investigation of or before any court or governmental  body is presently  pending or  threatened as to the Company or any Acquired Fund or any of their respective  properties or assets,  and neither the Company nor any of the Acquired  Funds are a party to or subject to the  provisions  of any  order,  decree or  judgment  of any court or  governmental  body which materially and adversely  affects its business or its ability to consummate the transaction contemplated hereby.

9. FURTHER  CONDITIONS  PRECEDENT TO OBLIGATIONS OF THE ACQUIRING  FUNDS AND THE
ACQUIRED FUNDS

     If any of the  conditions  set forth  below have not been  satisfied  on or before the Closing Date with respect to the Company,  on behalf of each Acquired
Fund, or the Trust,  on behalf of each  Acquiring  Fund, the other party to this
Agreement  shall, at its option,  not be required to consummate the transactions contemplated by this Agreement:

     9.1. With respect to each Acquired Fund individually, the Agreement and the transaction  contemplated  herein shall have been approved by the requisite vote of the holders of the  outstanding  shares of such  Acquired  Fund in accordance with  the  provisions  of the  Company's  Articles  of  Incorporation,  By-Laws,
applicable  Maryland  law  and  the  1940  Act,  and  certified  copies  of  the resolutions  evidencing  such approval  shall have been  delivered to the Trust.
Notwithstanding  anything  herein to the  contrary,  neither the Company nor the
Trust  may  waive  the  conditions  set  forth  in  this  paragraph  9.1 of this
Agreement;

     9.2. The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Trust and the Board of Directors of the
Company,  and  each  party  shall  have  delivered  to the  other  a copy of the resolutions  approving  this  Agreement  adopted  by the  other  party's  Board, certified by the Secretary or equivalent officer;

     9.3. On the Closing  Date,  no action,  suit or other  proceeding  shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions  contemplated  herein. On the Closing Date,  the  Commission  will not have issued an  unfavorable  report under Section 25(b) of the 1940 Act, nor instituted  any  proceeding  seeking to enjoin the consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act;

     9.4.  All  consents  of other  parties and all other  consents,  orders and permits of  Federal,  state and local  regulatory  authorities  deemed,  in good faith,  necessary  by the Trust or the  Company to permit  consummation,  in all material  respects,  of the  transactions  contemplated  hereby  shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material  adverse  effect on the assets or properties of any Acquiring Fund or Acquired Fund,  provided that the Company or the Trust may for itself waive any of such conditions;

     9.5. The registration  statement of the Trust with respect to the Acquiring
Funds referred to in paragraph 4.2(d) shall have become effective under the 1933
Act and no stop orders  suspending  the  effectiveness  thereof  shall have been issued and, to the best knowledge of the Trust, no  investigation  or proceeding for that  purpose  shall  have been  instituted  or be  pending,  threatened  or contemplated under the 1933 Act;

     9.6 Either:  (i) The Commission  shall have issued the Exemptive  Order; or
(ii) to the extent the  Exemptive  Order has not been  issued by the  Commission prior to the Closing Date, the Trust shall have  obtained,  prior to the Closing
Date,  other such relief from the  Commission as may be necessary to operate the
Acquiring  Funds as "manager  of  managers"  funds  after the Closing  Date in a manner consistent with the terms of the Application prior to the issuance of the
Exemptive Order.

     9.7 The parties shall have received the opinion of Dechert LLP addressed to the Company and the Trust  substantially  to the effect that, based upon certain facts, assumptions, and representations, for Federal income tax purposes:

          (a) The  transfer  by each  Acquired  Fund of all of its assets to the corresponding  Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the  liabilities  of each Acquired Fund by the  corresponding
     Acquiring  Fund, and the  distribution  of such shares to the Acquired Fund
     Shareholders,  as provided in this  Agreement,  will  constitute a tax-free reorganization  within the meaning of Section  368(a) of the Code,  and the
     Acquired Funds and Acquiring Funds will each be a party to a reorganization within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be  recognized  by an Acquired  Fund upon the transfer  of all of its  assets  to the  corresponding  Acquiring  Fund  in exchange  solely for the  Acquiring  Fund Shares and the  assumption  by an
     Acquiring Fund of the corresponding Acquired Fund's liabilities or upon the
     distribution   of  the  Acquiring   Fund  Shares  to  an  Acquired   Fund's
     shareholders  in exchange  for their shares of the  corresponding  Acquired
     Fund;

          (c) No gain or loss will be recognized  by an Acquiring  Fund upon its receipt of all of the assets of the corresponding Acquired Fund in exchange solely for Acquiring  Fund Shares and the  assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund;

          (d) No gain or loss  will be  recognized  by the  shareholders  of any
     Acquired  Fund upon the  exchange  of their  Acquired  Fund  Shares for the corresponding  Acquiring Fund Shares (including  fractional shares to which they may be entitled)  and the  assumption by the  corresponding  Acquiring
     Fund of the liabilities of the Acquired Fund;

          (e) The  aggregate  adjusted  tax basis of the  Acquiring  Fund Shares received by each shareholder of the corresponding  Acquired Fund (including
     fractional  shares  to  which  they  may  be  entitled)   pursuant  to  the
     Reorganization  will be the same as the aggregate adjusted tax basis of the
     Acquired Fund Shares held by Acquired Fund  shareholders  immediately prior to the Reorganization;

          (f) The adjusted tax basis of the Acquired Fund Assets  received by an
     Acquiring Fund will be the same as the adjusted tax basis of such assets in the  hands of the  corresponding  Acquired  Fund  immediately  prior to the
     Reorganization;

          (g) The  holding  period for  Acquiring  Fund  Shares  received by the shareholders  of the  corresponding  Acquired  Fund  (including  fractional shares to which they may be entitled)  will be  determined by including the period for which the shareholder held the Acquired Fund Shares  surrendered in exchange therefor, provided that the shareholder held such Acquired Fund
     Shares as a capital asset as of the Closing Date;

          (h) The holding  period of the  Acquired  Fund Assets  received by the corresponding Acquiring Fund will include the holding period for which such
     Acquired  Fund Assets were held by the Acquired Fund  immediately  prior to the Reorganization; and

          (i) For purposes of section 381 of the Code,  each Acquiring Fund will be treated as the same corporation as the  corresponding  Acquired Fund and the tax attributes of the corresponding Acquired Fund enumerated in Section
     381(c) of the Code will be taken into account by the  Acquiring  Fund as if there  had been no  reorganization  (See  Section  1.381(b)-1(a)(2)  of the
     Treasury Regulations).

The  delivery  of such  opinion is  conditioned  upon  receipt by Dechert LLP of representations  it shall request of the Company and the Trust.  Notwithstanding anything herein to the contrary, neither the Company nor the Acquiring Trust may waive the condition set forth in this paragraph 9.8 of this Agreement.

     9.8  Prior to the  Closing,  the  Trust's  Board  of  Trustees  shall  have approved: (a) an investment management agreement between the Trust, on behalf of each Acquiring Fund, and Forward  pursuant to which the management fees proposed to be paid by each Acquiring  Fund are the same as the  management  fees paid by the  corresponding  Acquired Fund and the material  terms of such  agreement are substantially  similar to those contained in the investment management agreement
between  such  Acquired  Funds  and  Accessor  other  than  those   non-material
differences  as may  be  described  in the  Proxy  Statement;  (b)  sub-advisory agreements  between  Forward,  on  behalf  of  each  Acquiring  Fund,  and  each sub-adviser  to the  Acquired  Funds as of the  Closing  Date  pursuant to which sub-advisory fees proposed to be paid by each Acquiring Fund to such sub-adviser are the same as the sub-advisory  fees paid by the  corresponding  Acquired Fund and the material terms of each such agreement are substantially similar to those contained in the  corresponding  investment  sub-advisory  agreement an Acquired
Fund and such sub-adviser  other than those  non-material  differences as may be described in the Proxy Statement;  and (c) various service provide  arrangements between the Trust,  on behalf of each Acquiring  Fund,  and the Acquired  Funds'
current distributor,  administrator,  transfer agent,  custodian and independent registered public accounting firm.

     9.9 With respect to each Acquired Fund individually,  the Reorganization of such  Acquired  Fund  into its  corresponding  Acquiring  Fund and the  material attributes of such Acquiring Fund, including, but not limited to, its investment advisory agreement,  each of its investment sub-advisory agreements,  Rule 12b-1
Plans, shareholder service plans, sales charges, share classes, redemption fees,
distribution  agreement,   transfer  agent  agreement,  custody  agreement,  and
independent  registered public accounting firm, shall, in all material respects, be in substantially the form as described in the Proxy Statement.

10. INDEMNIFICATION

     10.1.  The Trust agrees to indemnify and hold harmless the Company and each of the  Company's  officers and  Directors  from and against any and all losses, claims,  damages,  liabilities or expenses (including,  without limitation,  the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and  severally,  the  Company or any of its  Directors  or officers  may become subject,  insofar as such loss, claim,  damage,  liability or expense (or actions  with  respect  thereto)  arises out of or is based on any breach by the
Trust of any of its  representations,  warranties,  covenants or agreements  set forth  in this  Agreement  or as a result  of any  willful  misconduct  or gross negligence  by the Trust in the  performance  (or  failure  to  perform)  of the
Trust's obligations under this Agreement.

     10.2.  The Company agrees to indemnify and hold harmless the Trust and each of the  Trust's  officers  and  Trustees  from and  against  any and all losses, claims,  damages,  liabilities or expenses (including,  without limitation,  the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and  severally,  the Trust or any of its Trustees or officers may become subject,  insofar as such loss, claim, damage,  liability or expense (or actions with respect  thereto) arises out of or is based on any breach by the Company of any of its  representations,  warranties,  covenants or agreements  set forth in this Agreement or as a result of any willful  misconduct or gross  negligence by the  Company  in the  performance  (or  failure  to  perform)  of the  Company's obligations under this Agreement.

11. BROKERAGE FEES AND EXPENSES

     11.1.  The Company,  on behalf of each  Acquired  Fund,  and the Trust,  on behalf of each  Acquiring  Fund,  represent and warrant to each other that there are no brokers or finders  entitled to receive any payments in  connection  with the transactions provided for herein.

     11.2. The fees and expenses relating to the proposed Reorganization will be borne by Forward and Accessor as agreed between Forward and Accessor pursuant to the terms of separate agreement.  The costs of the Reorganization shall include, but not be limited to, costs  associated  with obtaining any necessary  order of exemption from the 1940 Act, preparation, printing and distribution of the Proxy
Statement  and  registration  statement,  legal  fees and  accounting  fees with respect to the  Reorganization  and the Proxy  Statement and expenses of holding shareholder  meetings.  All such  fees  and  expenses  incurred  and so borne by
Forward and Accessor  shall be solely and directly  related to the  transactions contemplated  by this  Agreement  and  shall be paid  directly  by  Forward  and
Accessor to the relevant  providers of services or other  payees,  in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. Fees and expenses  not  incurred  directly in  connection  with the  consummation  of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses.  Notwithstanding any of the foregoing,  expenses will in any event be paid by the party  directly  incurring  such expenses if and to the extent that the payment by another  person of such expenses  would result in the disqualification  of such party as a "regulated  investment  company" within the meaning of Section 851 of the Code.

12. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     12.1.  The  Company  and the Trust  agree that  neither  party has made any representation,  warranty  or  covenant  not set  forth  herein  and  that  this
Agreement constitutes the entire agreement between the parties.

     12.2.  The  representations,  warranties  and  covenants  contained in this
Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions  contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

13. TERMINATION

     This Agreement may be terminated and the transactions  contemplated  hereby may be abandoned by either party by (i) mutual  agreement of the Company and the
Trust;  (ii)  either  the  Company  or the Trust if the  Closing  shall not have occurred on or before  August 31,  2008,  unless such date is extended by mutual agreement  of the  parties;  (iii)  either the Company or the Trust if the other party shall have  materially  breached its  obligations  under this Agreement or made a  material  and  intentional  misrepresentation  herein  or in  connection herewith;  (iii)  either  the  Company  or the  Trust in the  event a  condition included in this Agreement  expressed to be precedent to the  obligations of the terminating party or parties has not been met and it reasonably  appears that it will not or cannot be met or (iv)  either  the  Company  or the Trust by written notice to the other party following a determination  by the terminating  party's
Board of  Directors/Trustees  that the consummation of the Reorganization is not in the best interest of its shareholders.. In the event of any such termination, this  Agreement  shall become void and there shall be no liability  hereunder on the part of any party or their  respective  Directors  or Trustees or  officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely  affected shall survive.

14. AMENDMENTS

     This Agreement may be amended,  modified or supplemented in writing in such manner as may be  mutually  deemed  necessary  or  advisable  by the  authorized officers of the  Company  and the Trust;  provided,  however,  that  following a meeting of the  shareholders of an Acquired Fund called by the Company  pursuant to paragraph  5.2 of this  Agreement,  no such  amendment may have the effect of changing the provisions for  determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund  Shareholders  under this Agreement (as listed in  Exhibit A) to the  detriment  of such  shareholders  without  their  further approval.

15. NOTICES

     Any  notice,  report,  statement  or demand  required or  permitted  by any provisions  of this  Agreement  shall  be in  writing  and  shall  be  given  by facsimile, personal service or prepaid or certified mail addressed to:

      Forward Funds                           Accessor Funds, Inc.
      433 California Street, 11th Floor       1420 Fifth Avenue, Suite 3600
      San Francisco, California  94104        Seattle, Washington  98101
      Attn: J. Alan Reid, Jr.                 Attn: J. Anthony Whatley III

      With a copy to:                         With a copy to:
      ----------------                        ---------------
      Dechert LLP                             Morgan, Lewis & Bockius LLP
      4675 MacArthur Court, Suite 1400        1701 Market Street
      Newport Beach, CA  92660                Philadelphia, Pennsylvania  19103
      Attn : Douglas P. Dick, Esq.            Attn: Timothy Levin, Esq.

16. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     16.1.  The Article and paragraph  headings  contained in this Agreement are for  reference  purposes  only and shall not  affect in any way the  meaning  or interpretation of this Agreement.

     16.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     16.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware  without regard to its principles of conflicts of laws.

     16.4.  This  Agreement  shall bind and inure to the  benefit of the parties hereto  and their  respective  successors  and  assigns,  but no  assignment  or transfer  hereof or of any rights or obligations  hereunder shall be made by any party without the written consent of the other party.  Nothing herein  expressed or implied is intended or shall be  construed to confer upon or give any person, firm or  corporation,  other  than  the  parties  hereto  and  their  respective successors  and  assigns,  any  rights  or  remedies  under or by reason of this
Agreement.

     16.5. It is expressly agreed that the obligations of the parties  hereunder shall  not  be  binding  upon  any  of  their  respective  Directors,  Trustees, shareholders,  nominees,  officers,  agents, or employees personally,  but shall bind only the property of the Acquired Funds or the Acquiring Funds, as provided in the  Articles of  Incorporation  of the  Company or the Amended and  Restated
Declaration of Trust of the Trust,  respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them  individually or to impose any  liability on any of them  personally,  but shall bind only the property of such party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

FORWARD FUNDS on behalf of its series listed in Exhibit A

By:      _____________________________________
Title:   _____________________________________

ACCESSOR FUNDS, INC. on behalf of its series listed in Exhibit A

By:      _____________________________________
Title:   _____________________________________

ACCESSOR CAPITAL MANAGEMENT, L.P.
(solely with respect to paragraph 11.2)

By:      _____________________________________
Title:   _____________________________________
FORWARD MANAGEMENT, LLC
(solely with respect to paragraph 11.2)

By:      _____________________________________
Title:   _____________________________________

                                    EXHIBIT A

============================================================ =========================================================
ACQUIRED FUND                                                ACQUIRING FUND
(each Acquired Fund is a series of Accessor Funds, Inc.)     (each Acquired Fund is a series of Forward Funds)
============================================================ =========================================================
Accessor Aggressive Growth Allocation Fund                        Accessor Aggressive Growth Allocation Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
============================================================ =========================================================
Accessor Balanced Allocation Fund                                 Accessor Balanced Allocation Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
============================================================ =========================================================
Accessor Growth Allocation Fund                                   Accessor Growth Allocation Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class

============================================================ =========================================================
Accessor Growth & Income Allocation Fund                          Accessor Growth & Income Allocation Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
============================================================ =========================================================
Accessor Growth Fund                                              Accessor Growth Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
============================================================ =========================================================
Accessor High Yield Bond Fund                                     Accessor High Yield Bond Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
============================================================ =========================================================
Accessor Income Allocation Fund                                   Accessor Income Allocation Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class

============================================================ =========================================================
Accessor Income & Growth Allocation Fund                          Accessor Income & Growth Allocation Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
============================================================ =========================================================
Accessor Intermediate Fixed-Income Fund                           Accessor Intermediate Fixed-Income Fund
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
============================================================ =========================================================
Accessor International Equity Fund                                Accessor International Equity Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
============================================================ =========================================================
Accessor Limited Duration US Government Fund                      Accessor Limited Duration US Government Fund
============================================================ =========================================================
============================================================ =========================================================
Accessor Mortgage Securities Fund                                 Accessor Mortgage Securities Fund
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class

============================================================ =========================================================
Accessor Short-Intermediate Fixed-Income Fund                     Accessor Short-Intermediate Fixed-Income Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
============================================================ =========================================================
Accessor Small to Mid Cap Fund                                    Accessor Small to Mid Cap Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
============================================================ =========================================================
Accessor Strategic Alternatives Fund                              Accessor Strategic Alternatives Fund
============================================================ =========================================================
============================================================ =========================================================
Accessor Total Return Fund                                        Accessor Total Return Fund
============================================================ =========================================================
============================================================ =========================================================
Accessor U.S. Government Money Fund                               Accessor U.S. Government Money Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class
     Institutional Class                                          Institutional Class
============================================================ =========================================================

============================================================ =========================================================
Accessor Value Fund                                               Accessor Value Fund
     Class A                                                      Class A
     Class C                                                      Class C
     Advisor Class                                                Advisor Class
     Investor Class                                               Investor Class

Appendix B

                                  FORWARD FUNDS
                              AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, effective as of May 1, 2005 and amended and restated as of January 8,
2008 and March 5, 2008, between Forward Management, LLC ("Forward Management" or the "Investment Advisor") and Forward Funds (the "Trust") on behalf of the series of the Trust listed on Exhibits A and B (the "Funds").

WHEREAS, the Trust is a Delaware statutory trust of the series type organized under a Declaration of Trust dated May 1, 2005 (the "Declaration of Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940
Act"), as an open-end, diversified management investment company, and the Funds are series of the Trust;

WHEREAS, the Investment Advisor is registered as an investment adviser under the
Investment Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS, each of the parties hereto entered into substantially similar
Investment Management Agreements, one of which was effective as of May 1, 2005 with respect to certain series of the Trust, and one of which was effective as of July 1, 2005, and amended effective as of September 7, 2006, with respect to certain other series of the Trust (the "Original Agreements") and the parties hereto wish to combine the Original Agreements;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Investment Advisor as follows:

1. Appointment. The Investment Advisor is hereby appointed to act as investment adviser to the Funds for the periods and on the terms set forth in this
Agreement. The Investment Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Trustees of the
Trust, the Investment Advisor will: (a) provide a program of continuous investment management for the Funds with regard to the Funds' investment of their assets (the "Portfolios") in accordance with the Funds' investment objectives, policies and limitations as stated in the Funds' prospectus and statement of additional information included as part of the registration statement (the "Registration Statement") filed with the Securities and Exchange
Commission (the "SEC"), as they may be amended from time to time, copies of which shall be provided to the Investment Advisor by the Trust; (b) make investment decisions for the Funds with regard to the Portfolios, including, but not limited to, the selection and management of investment sub-advisers for the
Funds, in which case any of the duties of the Investment Advisor set forth herein may be delegated to such investment sub-advisers subject to approval by the Board of Trustees; (c) if investment sub-advisers are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the
Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Investment Advisor may deem appropriate; (d) place orders to purchase and sell investments in the Portfolios for the Funds; and (e) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 2.

In performing its investment management services to the Funds under the terms of this Agreement, the Investment Advisor will provide the Funds with ongoing investment guidance and policy direction.

The Investment Advisor further agrees that, in performing its duties hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the
Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Trustees;

(b) use reasonable efforts to manage the Portfolios so that the Funds will qualify, and continue to qualify, as regulated investment companies under
Subchapter M of the Code and regulations issued thereunder;

(c) place orders pursuant to its investment determinations for the Funds in accordance with applicable policies expressed in the Funds' Prospectus and/or
Statement of Additional Information, established through written guidelines determined by the Trust and provided to the Investment Advisor, and in accordance with applicable legal requirements;

(d) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Portfolios. In addition, the Investment
Advisor will keep the Trust and the Trustees informed of developments materially affecting the Portfolios and shall, on the Investment Advisor's own initiative, furnish to the Trust from time to time whatever information the Investment
Advisor believes appropriate for this purpose;

(e) make available to the Trust's administrator (the "Administrator"), and the
Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Portfolios as may be required to assist the
Administrator and the Trust in their compliance with applicable laws and regulations. The Investment Advisor will furnish the Trustees with such periodic and special reports regarding the Funds as they may reasonably request;

(f) meet quarterly with the Trust's Board of Trustees to explain its investment management activities, and any reports related to the Portfolios as may reasonably be requested by the Trust;

(g) immediately notify the Trust in the event that the Investment Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Investment Advisor from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Investment Advisor further agrees to notify the Trust immediately of any material fact known to the Investment Advisor respecting or relating to the Investment Advisor that is not contained in the Registration
Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect; and

(h) in making investment decisions for the Portfolios, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Investment Advisor seek to obtain any such information.

3. Investment Guidelines. The Trust shall supply the Investment Advisor with such information as the Investment Advisor shall reasonably require concerning the Funds' investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Portfolios.

4. The Investment Advisor is responsible for decisions to buy and sell securities and other investments for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Advisor's primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the
Registration Statement, or other factors that may be specified by the Board. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Investment Advisor in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.
Subject to such policies as the Board may determine and consistent with Section
28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") or other applicable law, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Investment Advisor's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with
Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Investment Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to the
Investment Advisor if it is registered as a broker-dealer with the Securities and Exchange Commission ("SEC"), to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Fund, the Investment Advisor or an affiliate of the Investment
Advisor. Such allocation shall be in such amounts and proportions as the
Investment Advisor shall determine consistent with the above standards, and the
Investment Advisor will report on said allocation regularly to the Board if and as required under applicable law or regulation, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5. Compensation. For its investment advisory services specified in Section 2 of this Agreement, the Trust agrees to pay annual fees to the Investment Advisor equal to the amounts listed opposite the respective Fund on Exhibits A and B.

(a) Advisory fees shall be computed and accrued daily and paid monthly based on the average daily net asset value of shares of the Funds as determined according to the manner provided in the then-current prospectus of the Funds.

(b) Performance fees, if any, shall be computed and accrued daily and paid monthly based on the performance of the Funds as defined and determined according to the manner provided in the then-current prospectus of the Funds.

(c) The Investment Advisor shall be responsible for compensating any investment sub-advisers employed by the Funds listed on Exhibit A.

6. Fees and Expenses. The Investment Advisor shall not be required to pay any expenses of the Funds other than those specifically allocated to the Investment
Advisor in this Agreement. In particular, but without limiting the generality of the foregoing, the Investment Advisor shall not be responsible for the following expenses of the Funds: organization and certain offering expenses of the Funds
(including out-of-pocket expenses, but not including the Investment Advisor's overhead and employee costs in providing the services specified in Section 2 of this Agreement); fees payable to the Investment Advisor and to any other of the
Funds' advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of the Funds' Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; expenses of establishing, or implementing the Funds' compliance program; expenses, salaries, or other costs of any officers of the Funds, including, but not limited to any officers of the Funds who may also be officers, employees, or other affiliates of the
Investment Advisor; payments to the Administrator for maintaining the Funds'
financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Funds; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the shipment of the Funds' portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery or other office supplies; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Funds'
businesses) of officers, trustees and employees of the Trust with respect to matters concerning the Funds (including officers, trustees or employees of the
Funds who are "interested persons" of the Investment Advisor) as may be agreed upon between the Trust and the Investment Advisor.

Notwithstanding anything herein to the contrary, the Investment Advisor may, if requested: (a) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds, provided that the Investment Advisor may be compensated for providing such services as agreed to between the Investment Advisor and the Trust from time to time pursuant to a support services or similar agreement; (b) provide the services of its officers or employees as officers or administrative executives of the Funds (including but not limited to the Chief Compliance Officer of the
Funds and any compliance staff) and the services of any Trustees of the Trust who are "interested persons" of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations, provided that, other than with respect to the services specified in Section 2 of this Agreement, the Investment
Advisor may be compensated for providing such services as agreed to between the
Investment Advisor and the Trust from time to time pursuant to a support services or similar agreement; and (c) provide office space, secretarial and clerical services and wire and telephone services, and monitor and review Trust contracted services and expenditures pursuant to the distribution plans of the
Funds, provided that the Investment Advisor may be compensated for providing such services as agreed to between the Investment Advisor and the Trust from time to time pursuant to a support services or similar agreement.

7. Books and Records. The Investment Advisor agrees to maintain such books and records with respect to its services to the Funds as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Investment
Advisor also agrees that records it maintains and preserves pursuant to Rules
31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Investment Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

8. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Funds are adhered to, the Trust agrees that the Investment
Advisor may aggregate sales and purchase orders of securities held in the Funds with similar orders being made simultaneously for other accounts managed by the
Investment Advisor or with accounts of the affiliates of the Investment Advisor, if in the Investment Advisor's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Trust acknowledges that the determination of such economic benefit to the Funds by the Investment Advisor represents the Investment Advisor's evaluation that the Funds are benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

9. Liability. The Investment Advisor shall not be liable to the Trust for the acts or omissions of any other fiduciary or other person respecting the funds or for anything done or omitted by the Investment Advisor under the terms of this
Agreement if the Investment Advisor shall have acted in good faith and shall have exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios. Nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which may not be so limited or waived in accordance with applicable law.

10. Services Not Exclusive. It is understood that the services of the Investment
Advisor are not exclusive, and that nothing in this Agreement shall prevent the
Investment Advisor from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Investment Advisor's ability to meet its obligations to the Funds hereunder.
When the Investment Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the
Investment Advisor recommends the purchase or sale of the same security for the
Funds, it is understood that in light of its fiduciary duty to the Funds, such transactions will be executed on a basis that is fair and equitable to the
Funds. If the Investment Advisor provides any advice to its clients concerning the shares of the Funds, the Investment Advisor shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Funds.

11. Duration and Termination. This Agreement shall continue with respect to each of the Funds, until December 31, 2005, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this
Agreement may be terminated: (a) at any time without penalty with respect to a
Fund upon the vote of a majority of the Trustees or by vote of the majority of that Fund's outstanding voting securities, upon sixty (60) days' written notice to the Investment Advisor or (b) by the Investment Advisor at any time without penalty, upon sixty (60) days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the
1940 Act). Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Investment Advisor on behalf of the Funds at the time of such termination. The Investment Advisor shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

12. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties, and consistent with the requirements of the 1940 Act.

13. Proxies. Unless the Trust gives written instructions to the contrary, the
Investment Advisor shall vote all proxies solicited by or with respect to the issuers of securities in the Portfolios. The Investment Advisor shall maintain a record of how the Investment Advisor voted and such record shall be available to the Trust upon its request. The Investment Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the
Funds' shareholders.

14. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Trust:
Forward Funds
433 California Street, 11th Floor
San Francisco, CA 94104

If to the Investment Advisor:
Forward Management, LLC
433 California Street, 11th Floor
San Francisco, CA 94104

15. Confidential Information. The Investment Advisor shall maintain the strictest confidence regarding the business affairs of the Funds. Written reports furnished by the Investment Advisor to the Trust shall be treated by the
Trust and the Investment Advisor as confidential and for the exclusive use and benefit of the Trust except as disclosure may be required by applicable law.

16. Use of Names. It is understood that the names "Forward Funds" and "Forward
Management," or any derivative thereof or logo associated with those names are the valuable property of the Investment Advisor and its affiliates, and that the
Fund and/or the Fund have the right to use such names (or derivatives or logos)
only so long as this Agreement shall continue with respect to such Fund and/or
Fund. Upon termination of this Agreement, the Fund (or Fund) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Fund, shall promptly amend its Declaration of Trust to change its name (if such name is included therein) and remove Forward Funds logos.

17. Trust Obligation. A copy of the Trust's Declaration of Trust, as amended, is on file with the State of Delaware and notice is hereby given that this
Agreement has been executed on behalf of the Trust by a Trustee or officer of the Trust in his or her capacity as such and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the
Trust and shall not be binding upon any trustee, officer or shareholder of the
Trust individually. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Fund shall be enforceable against the assets and property of that Fund only, and not against the assets or property of any other series of the Trust, or against any of the
Trustees, officers, employees or shareholders of the Trust individually.

18. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) Concurrently with the execution of this Agreement, the Investment Advisor is delivering to the Trust a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Trust hereby acknowledges receipt of such copy.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

 (e) Nothing herein shall be construed as constituting the Investment Advisor as an agent of the Trust or the Funds.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of March 5, 2008.

FORWARD FUNDS
By:

Name: J. Alan Reid, Jr.
Title: President

FORWARD MANAGEMENT, LLC
By:

Name: Mary Curran
Title: Secretary

                  EXHIBIT A TO INVESTMENT MANAGEMENT AGREEMENT

                        Fund                                                     Advisory Fee
------------------------------------------------------ -----------------------------------------------------------------

Forward Asia Ex-Japan Equities Fund                    1.25% up to and including $250 million
                                                       1.20% over $250 million up to and including $500 million
                                                       1.10% over $500 million
------------------------------------------------------ -----------------------------------------------------------------
Forward Banking and Finance Fund                       1.00% up to and including $100 million
                                                       0.90% over $100 million
------------------------------------------------------ -----------------------------------------------------------------
Forward Eastern Europe Equities Fund                   1.25% up to and including $250 million
                                                       1.20% over $250 million up to and including $500 million
                                                       1.15% over $500 million
------------------------------------------------------ -----------------------------------------------------------------
Forward Growth Fund                                    0.75% up to and including $250 million
                                                       0.65% over $250 million up to and including $500 million
                                                       0.55% over $500million up to and including $750 million
                                                       0.45% over $750 million
------------------------------------------------------ -----------------------------------------------------------------
Forward Emerging Markets Fund                          1.25% up to and including $500 million
                                                       1.20% over $500 million up to and including $1 billion
                                                       1.15% over $1 billion
------------------------------------------------------ -----------------------------------------------------------------
Forward International Equity Fund                      0.85% up to and including $250 million
                                                       0.75% over $250 million up to and including $1 billion
                                                       0.65% over $1 billion
------------------------------------------------------ -----------------------------------------------------------------
Forward International Fixed Income Fund                0.70% up to and including $500 million
                                                       0.64% over $500 million up to and including $1 billion
                                                       0.58% over $1 billion up to and including $5 billion
                                                       0.52% over $5 billion
------------------------------------------------------ -----------------------------------------------------------------
Forward International Small Companies Fund             1.00% up to and including $1 billion
                                                       0.95% over $1 billion
------------------------------------------------------ -----------------------------------------------------------------
Forward Large Cap Equity Fund                          0.80% up to and including $500 million
                                                       0.725% over $500 million up to and including $1 billion
                                                       0.675% over $1 billion
------------------------------------------------------ -----------------------------------------------------------------
Forward Legato Fund                                    1.00% up to and including $500 million
                                                       0.85% over $500 million
------------------------------------------------------ -----------------------------------------------------------------
Forward Long/Short Credit Analysis Fund                1.50%
------------------------------------------------------ -----------------------------------------------------------------
Forward Mini-Cap Fund                                  1.05%
------------------------------------------------------ -----------------------------------------------------------------
Forward Opportunities Fund                             1.00% up to and including $100 million
                                                       0.90% over $100 million
------------------------------------------------------ -----------------------------------------------------------------
Forward Progressive Real Estate Fund                   0.85% up to and including $100 million
                                                       0.80% over $100 million up to and including $500 million
                                                       0.70% over $500 million
------------------------------------------------------ -----------------------------------------------------------------
Forward Small Cap Equity Fund                          1.05% up to and including $500 million
                                                       1.00% over $500 million
------------------------------------------------------ -----------------------------------------------------------------
Sierra Club Equity Income Fund                         0.94% up to and including $100 million
                                                       0.87% over $100 million up to and including $250 million
                                                       0.82% over $250 million up to and including $500 million
                                                       0.78% over $500 million
------------------------------------------------------ -----------------------------------------------------------------
Sierra Club Stock Fund                                 0.85% up to and including $100 million
                                                       0.81% over $100 million up to and including $250 million
                                                       0.78% over $250 million up to and including $500 million
                                                       0.70% over $500 million
------------------------------------------------------ ------------------------------------------------------------------

                  EXHIBIT B TO INVESTMENT MANAGEMENT AGREEMENT

                                Fund                                                     Advisory Fee
--------------------------------------------------------------------- ---------------------------------------------------

--------------------------------------------------------------------- ---------------------------------------------------
Accessor Aggressive Growth Allocation Fund                            0.10%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Balanced Allocation Fund                                     0.10%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Growth Allocation Fund                                       0.10%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Growth & Income Allocation Fund                              0.10%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Growth Fund                                                  0.45%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor High Yield Bond Fund                                         0.36%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Income Allocation Fund                                       0.10%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Income & Growth Allocation Fund                              0.10%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Intermediate Fixed-Income Fund                               0.33%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor International Equity Fund                                    0.55%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Limited Duration U.S. Government Fund                        0.12%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Mortgage Securities Fund                                     0.36%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Short-Intermediate Fixed-Income Fund                         0.33%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Small To Mid Cap Fund                                        0.60%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Strategic Alternatives Fund                                  0.70%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Total Return Fund                                            0.12%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor U.S. Government Money Fund                                   0.08%
--------------------------------------------------------------------- ---------------------------------------------------
Accessor Value Fund                                                   0.45%
--------------------------------------------------------------------- ---------------------------------------------------

Appendix C

                                    FORM OF
                                  FORWARD FUNDS
                        INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement") effective as of ______,
2008, is by and among ___________________________ (the "Sub-Advisor"), Forward
Funds (the "Trust"), on behalf of the Accessor __________ Fund, a series of the
Trust (the "Fund"), and Forward Management, LLC (the "Advisor").

WHEREAS, the Trust is a Delaware statutory trust of the series type organized under an Amended and Restated Declaration of Trust dated as of June 9, 2005, as amended, and is registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Advisor has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund's investments, as further described in the Trust's registration statement on Form N-1A (the "Registration
Statement") and pursuant to an Amended and Restated Investment Management
Agreement dated as of July 1, 2005, as amended ("Investment Management
Agreement"); and

WHEREAS, the Trust's Board of Trustees (the "Trustees"), including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act, and the Fund's shareholders to the extent required under applicable law and regulation have approved the appointment of the Sub-Advisor to perform certain investment advisory services for the Trust, on behalf of the Fund, pursuant to this Agreement and as described in the Registration Statement, and the
Sub-Advisor is willing to perform such services for the Fund; and

WHEREAS, the Sub-Advisor is registered as an investment adviser under the
Investment Advisers Act of 1940, as amended (the "Advisers Act").

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Advisor, the Trust and the Sub-Advisor as follows:

1. Appointment. The Trust and the Advisor hereby appoint the Sub-Advisor to perform advisory services to the Fund for the periods and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Trustees and the Advisor, the Sub-Advisor will, in coordination with the Advisor as described below: (a) provide a program of continuous investment management for the Fund;
(b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's current Prospectus and Statement of Additional Information as provided to the Sub-Advisor by the
Advisor, as they may be amended from time to time; provided, that the Advisor shall provide the Sub-Advisor reasonable advance notice of any change to such investment objectives, policies and limitations.

The Sub-Advisor further agrees that, in performing its duties hereunder, it will:

(a) with regard to its activities under this Agreement, use reasonable efforts to comply in all material respects with the applicable provisions of the 1940
Act, the Advisers Act, and all applicable rules and regulations thereunder, the
U.S. Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees, as they may be amended from time to time, provided that written copies of such procedures and amendments thereto are provided to the Sub-Advisor by the Advisor;

(b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the
Code and regulations issued thereunder; provided, however, the Sub-Advisor shall not be responsible for the tax effect of any decisions made by or any actions taken by any person other than the Sub-Advisor;

(c) place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund's Prospectus and/or
Statement of Additional Information or otherwise established through written guidelines established by the Fund and provided to the Sub-Advisor by the
Advisor, including without limitation, Section 4 hereof;

(d) furnish to the Trust and the Advisor whatever statistical information the
Trust or the Advisor may reasonably request with respect to the Fund's assets or investments. In addition, the Sub-Advisor will keep the Trust, the Advisor and the Trustees informed of developments that the Sub-Advisor reasonably believes will materially affect the Fund's portfolio, and shall, on the Sub-Advisor's own initiative, furnish to the Trust from time to time whatever information the
Sub-Advisor believes appropriate for this purpose;

(e) make available to the Fund's administrator (the "Administrator"), the
Advisor and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Advisor, the Administrator and the Trust in their compliance with applicable laws and regulations. The Sub-Advisor will furnish the Trustees, the Administrator, the Advisor and the Trust with such periodic and special reports regarding the Fund as they may reasonably request;

(f) meet periodically with the Advisor and the Trustees, in person or by teleconference, to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Advisor and/or the
Trust;

(g) immediately notify the Advisor, in writing, of the receipt of any notice of a class action proceeding related to the Fund or any other action or proceeding in which the Advisor or the Fund may be entitled to participate as a result of the Fund's securities holdings. The Sub-Advisor shall have no responsibility for filing claims on behalf of the Advisor or the Trust with respect to any such actions. The Sub-Advisor's responsibility with respect to such matters shall be to comply with the foregoing notification obligations and to cooperate with the
Advisor and the Trust in making such filings, which shall include providing any relevant information regarding the Fund's securities holdings to the Advisor;

(h) provide assistance to the Advisor, custodian or recordkeeping agent for the
Fund in determining or confirming, consistent with the procedures and policies stated in the Fund's valuation procedures and/or Registration Statement, the value of any portfolio securities or other assets of the Fund for which the
Advisor, custodian or recordkeeping agent seeks assistance from the Sub-Advisor or identifies for review by the Sub-Advisor. This assistance includes (but is not limited to): (i) designating an employee of the Sub-Advisor for consultation when the Trustees convene; (ii) notifying the Advisor in the event the
Sub-Advisor determines, with respect to a security that is held both by the Fund and by another account managed by the Sub-Advisor, to price the security pursuant to such other account's policies and procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the request of the Advisor; (iv) verifying pricing and providing fair valuations or recommendations for fair valuation in accordance with the Fund's valuation procedures, as they may be amended from time to time; and (v)
maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Advisor upon request;

(i) assist the Advisor, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the
Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and obligations of, the Sub-Advisor hereunder. Specifically, and without limitation to the foregoing, the Sub-Advisor agrees to provide certifications to the principal executive and financial officers of the Fund that correspond to the drafting and/or filing of the Fund's Form N-CSRs. N-Qs,
N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Advisor shall reasonably request or as in accordance with procedures adopted by the Trust;

(j) assist the Fund, and accordingly, the Trust's Chief Compliance Officer
("CCO") in complying with Rule 38a-1 under the 1940 Act. Specifically, the
Sub-Advisor represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the
Sub-Advisor's compliance program, which access shall include on-site visits with the Sub-Advisor as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Sub-Advisor agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Sub-Advisor's compliance program;

(k) provide assistance as may be reasonably requested by the Advisor in connection with compliance by the Fund with any current or future legal and regulatory requirements related to the services provided by the Sub-Advisor hereunder;

(l) immediately notify the Advisor and the Trust to the extent required by applicable law in the event that the Sub-Advisor or any of its affiliates: (1)
becomes aware that it is subject to a statutory disqualification that prevents the Sub-Advisor from serving as an investment advisor pursuant to this
Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission
("SEC") or other regulatory authority. The Sub-Advisor further agrees to notify the Trust and the Advisor immediately of any material fact known to the
Sub-Advisor respecting or relating to the Sub-Advisor that would make any written information previously provided to the Advisor or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

(m) immediately notify the Advisor and the Trust if the Sub-Advisor suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a "material adverse change" shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality;

(n) use no inside information that may be in its possession in making investment decisions for the Fund, nor seek to obtain any such information; and

(o) use its best judgment and efforts in rendering the advice and services contemplated by this Agreement.

3. Investment Authority. The Sub-Advisor's investment authority shall include, to the extent permitted under Section 2 hereof, the authority to purchase, sell, and cover open positions, and generally to deal in securities, swaps (including but not limited to interest rate swaps and credit default swaps), financial futures contracts and options thereon, currency transactions, and other derivatives and investment instruments and techniques as may be permitted for use by the Fund and consistent with the Registration Statement.

The Sub-Advisor may: (i) open and maintain brokerage accounts for financial futures and options and securities (such accounts hereinafter referred to as
"Brokerage Accounts") on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Advisor may, using such of the securities and other property in the Brokerage Accounts as the Sub-Advisor deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Advisor deems desirable or appropriate.

4. Investment Guidelines. In addition to the information to be provided to the
Sub-Advisor under Section 2 hereof, the Trust or the Advisor shall supply the
Sub-Advisor with such other information as the Sub-Advisor shall reasonably request concerning the Fund's investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund's investments.

5. Representations, Warranties and Covenants of the Trust, Advisor and
Sub-Advisor. The Trust represents and warrants to the Sub-Advisor that: (i) the retention of the Sub-Advisor as contemplated by this Agreement is authorized by the respective governing documents of the Fund; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which either the Fund or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Fund and when executed and delivered by the Advisor, on behalf of the Fund (and assuming due execution and delivery by the Sub-Advisor), will be the legal, valid and binding obligation of the Fund, enforceable against the
Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Advisor represents and warrants to the Sub-Advisor that: (i) the execution, delivery and performance of this Agreement does not violate any obligation by which it or its property is bound, whether arising by contract, operation of law or otherwise; and (ii) this Agreement has been duly authorized by appropriate action of the Advisor and when executed and delivered by the Advisor (and assuming due execution and delivery by the Sub-Advisor) will be the legal, valid and binding obligation of the Advisor, enforceable against the Advisor in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Advisor represents and warrants to the Advisor and the Trust that: (i)
it is authorized to perform the services hereunder; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the
Sub-Advisor or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Advisor and when executed and delivered by the Sub-Advisor
(and assuming due execution and delivery by the Advisor and the Trust) will be the legal, valid and binding obligation of the Sub-Advisor, enforceable against the Sub-Advisor in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) it is registered as an investment advisor with the SEC; and (v) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment advisor.

6. Use of Securities Brokers and Dealers. In placing purchase and sale orders for the Fund with brokers or dealers, the Sub-Advisor will attempt to obtain
"best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable terms of execution, taking into account price, speed and efficiency of execution, other factors that may be deemed relevant by the Sub-Advisor, and the other provisions hereinafter set forth. Whenever the
Sub-Advisor places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Advisor is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance the Sub-Advisor's research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as
amended, that the Sub-Advisor may negotiate with and assign to a broker a commission that may exceed the commission that another broker would have charged for effecting the transaction if the Sub-Advisor determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund's or the Sub-Advisor's overall responsibilities to the Sub-Advisor's discretionary accounts (the "Section 28(e)
Actions"); provided, however, that Sub-Advisor's ability to engage in Section
28(e) Actions shall be subject to review by the Trustees from time to time, and if such Trustees reasonably determine that the Fund does not benefit, directly or indirectly, from such Section 28(e) Actions, the Sub-Advisor shall be prohibited from engaging in the same.

Unless otherwise directed by the Trust or the Advisor in writing, the
Sub-Advisor may utilize the service of whatever securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution, and so long as the Sub-Advisor complies with the "best execution" practices described above and applicable law and regulation.

7. Compensation. The Trust agrees to pay a Fee to the Sub-Advisor for the Fund assets managed by the Sub-Advisor, calculated as set forth in Exhibit A attached hereto and incorporated by reference herein. The Sub-Advisor acknowledges that the fee is payable solely out of the assets of the Fund.

The Fee shall be computed and accrued daily and paid monthly in arrears based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

The Advisor shall provide to the Sub-Advisor, promptly following request therefor, all information reasonably requested by the Sub-Advisor to support the calculation of the Fee and shall permit the Sub-Advisor or its agents, upon reasonable notice and at reasonable times and at Sub-Advisor's cost, to inspect the books and records of the Fund pertaining to such calculation.

8. Expenses. The Sub-Advisor will not be required to pay any expenses of the
Fund except as expressly set forth in this Section 8. The Sub-Advisor will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by the Sub-Advisor in the performance of its duties hereunder.

9. Books and Records. The Sub-Advisor agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the
1940 Act, and rules adopted thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules. The
Sub-Advisor also agrees that records it maintains and preserves pursuant to
Rules 31a-1 and Rule 31a-2 under the 1940 Act with respect to the Fund are the property of the Trust and will be surrendered promptly to the Trust upon its request, except that the Sub-Advisor may retain copies of such documents as may be required by law. The Sub-Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations. Each party shall make available to the others, upon reasonable request, copies of any books, records, and other relevant information that enables the requesting party to comply with its obligations under applicable federal or state rules or regulations, including
Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Advisers Act, that arise as a result of the Agreement. Each party shall cooperate fully to assist the others with any review or audit conducted by another party or a third party designated by another party, for the limited purpose of ensuring compliance with obligations under applicable federal or state laws that the parties become subject to as a result of the Agreement.

10. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund as provided to the Sub-Advisor in accordance with this
Agreement are adhered to, the Fund agrees that the Sub-Advisor may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or with accounts of the affiliates of the Sub-Advisor, if in the Sub-Advisor's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Advisor represents the Sub-Advisor's evaluation that the Fund may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

11. Liability. Neither the Sub-Advisor nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the
Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or other person with respect to the Fund.

Neither the Sub-Advisor nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this
Agreement) and/or for any loss suffered by the Trust, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Advisor against any liability to the Trust, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub-Advisor, its directors, officers, employees, affiliates, agents and controlling persons (collectively, the "Indemnified Parties") against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, the Advisers Act
, or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 13 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this
Agreement.

12. Services Not Exclusive. The services of the Sub-Advisor are not exclusive, and nothing in this Agreement shall prevent the Sub-Advisor from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust, or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Advisor's ability to meet its obligations to the
Fund hereunder. When the Sub-Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Advisor recommends the purchase or sale of the same security for the
Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund.
In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Advisor nor any of its directors, officers or employees shall act as a principal. If the Sub-Advisor provides any advice to its clients concerning the shares of the Fund, the Sub-Advisor shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

The Sub-Advisor provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds, and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Advisor with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Advisor any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the
Fund, any security which the Sub-Advisor, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

13. Materials. Each of the Advisor, the Trust and the Fund shall not make any representations regarding the Sub-Advisor or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Advisor, which consent shall not be unreasonably withheld. If the Sub-Advisor has not notified the Advisor of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Advisor will be provided with any Registration Statements containing references or information with respect to the Sub-Advisor prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

14. Duration and Termination. This Agreement shall continue until September 30,
2009, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the
Board of Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the
Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty
(60) days' written notice to the Sub-Advisor; (b) by the Advisor at any time without penalty, upon sixty (60) days' written notice to the Sub-Advisor; or (c)
by the Sub-Advisor at any time without penalty, upon sixty (60) days ' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Agreement will terminate immediately upon written notification from the
Advisor or the Trust if the Investment Management Agreement terminates with respect to the Fund.

15. Amendments. This Agreement may be amended at any time, but only by the mutual written agreement of the parties.

16. Proxies. Unless the Trust gives written instructions to the contrary, the
Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund. The Sub-Advisor shall maintain a record of how the Sub-Advisor voted and such record shall be available to the Trust upon its request. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Sub-Advisor may delegate proxy voting to a third-party company provided, however, that the Sub-Advisor remains liable for the proxy voting.

17. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended or shall be sent to such party by prepaid first class mail or facsimile, at the address or number stated below.

If to the Trust:

Forward Funds
433 California Street, 11th Floor
San Francisco, CA  94104
Facsimile: (415) 982-2566

If to the Sub-Advisor:

If to the Advisor:

Forward Management, LLC
433 California Street, 11th Floor
San Francisco, CA 94104
Facsimile: (415) 982-2566

18. Confidential Information. Any information supplied by the Trust, the Fund or the Advisor, which is not otherwise in the public domain, in connection with the
Fund or the Advisor is to be regarded as confidential and for use only by the
Sub-Advisor and/or its agents, and only in connection with the Sub-Advisor's services under this Agreement. Any information supplied by the Sub-Advisor, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments. Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its directors, officers, employees and advisors abide by these confidentiality provisions.

19. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by the laws of the State of
California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) Delivery of Form ADV. Concurrently with the execution of this Agreement, the
Sub-Advisor is delivering to the Advisor and the Trust a copy of Part II of its
Form ADV, as revised. The Advisor and the Trust hereby acknowledge receipt of such copy.

(c) Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this
Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e) Agency Relationship. Nothing herein shall be construed as constituting the
Sub-Advisor as an agent of the Trust or the Fund, except as otherwise contemplated herein.

(f) Prior Agreement. This Agreement supersedes any prior agreement relating to the subject matter hereof among the parties.

(g) Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts and by facsimile signature, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

(h) Limited Liability of the Trust. The Sub-Advisor agrees that the Trust's obligations under this Agreement shall be limited to the Fund and its assets, and that the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustee, officer, employee or agent of the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the effective date above written.

FORWARD FUNDS

By:      --------------------------
Name:    J. Alan Reid, Jr.
Title:   President

[SUB-ADVISOR NAME]

By:  ---------------------------------------

Name:
Title:

FORWARD MANAGEMENT, LLC

By:
         -----------------------------------
Name:    Mary Curran
Title:   Secretary

                                   EXHIBIT A

Appendix D

PROXY CARD

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS ON

AUGUST 19, 2008

FUND NAME

The undersigned shareholder(s) of the above referenced fund (the “Fund”), revoking previous proxies, hereby appoint J. Anthony Whatley III and Christine J. Stansbery, the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the Special Meeting of Shareholders (the “Meeting”), and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement.

The purpose of the Meeting is to consider the Proposal set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

This proxy, when properly executed, will be voted in a manner directed herein by the undersigned.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Dated:

Signature(s) of Participant(s)	( Please sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

AFI-PXC-0808

D-1

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

	FOR	AGAINST	ABSTAIN
1.

Approval of an Agreement and Plan of Reorganization (the “Plan”) under which all of the assets of the Fund (as defined on the front of this proxy card) will be transferred to a corresponding newly created series of Forward Funds, identified in the Proxy Statement, (the “Acquiring Fund”) in exchange for shares of the same class of the Acquiring Fund having equal value, which will be distributed proportionately to the shareholders of the Fund. Upon completion of the transactions contemplated by the Plan, the Fund will be terminated as a series of Accessor Funds, Inc.

	☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN ON REVERSE SIDE OF THIS CARD

AFI-PXC-0808

D-2

Appendix E

ANNUAL FUND OPERATING EXPENSES

Accessor Strategic Alternatives Fund		Pro Forma
Shareholder Fees (1)(2) (fees paid directly from your investment)
Redemption Fee (as a percent of the amount redeemed)	2.00%(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	none	none
Acquired Fund Fees and Expenses (10)	0.20%	0.20%
Other Expenses (11)	0.30%	0.30%
Total Annual Fund Operating Expenses	1.20%	1.20%

Accessor Total Return Fund		Pro Forma
Shareholder Fees (1) (fees paid directly from your investment)
Redemption Fee (as a percent of the amount redeemed)	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.62%	0.62%
Distribution and Service (12b-1) Fees	none	none
Acquired Fund Fees and Expenses (10)	0.20%	0.20%
Other Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses	1.07%	1.07%

(1)	Shares of the funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2)	An annual maintenance fee of $25.00 may be charged by the transfer agent to each IRA account with an aggregate balance of less than $10,000 on December 31 of each year.
(3)	Sales charges may be eliminated or reduced for purchases of $50,000 or more on A Class Shares.
(4)	A Class Shares bought without an initial sales charge as part of a investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within 24 months.
(5)

The CDSC on C Class Shares does not apply where shares were purchased through a financial intermediary who did not receive advance payments or commissions. The CDSC on C Class Shares is eliminated after 12 months.

(6)

The redemption fee only applies to shares redeemed or exchanged within 90 days of purchase pursuant to the Marketing Timing/Excessive Trading policy. In addition, the transfer agent may charge a processing fee of $10.00 for each check redemption request.

(7)

Management fees consist of the management fee paid to the investment adviser and the fees paid to the money managers of the Underlying Funds. The investment adviser receives only the management fee and not a money manager fee for the U.S. Government Money Fund and the Strategic Alternatives Fund that it manages directly.

(8)

Pursuant to an Administrative Plan, the U.S. Government Money Fund may pay each investment adviser up to 0.25% of the average daily net assets to provide certain administrative services on behalf of the Fund.

(9)

The funds have received an exemptive order from the Securities and Exchange Commission allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds’ other expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. Investors in the funds will indirectly bear a portion of such “other expenses” through the Allocation Funds’ investment in the underlying funds.

(10)	Acquired Fund Fees and Expenses are based on the estimated fees and expenses for the Underlying Funds.
(11)	Other Expenses are based on estimated amounts for the current fiscal year.

Accessor Growth Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	5.75%	5.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	2.00%(6)	none	2.00%(6)	none	2.00%(6)	none	2.00%(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.35%	0.35%	none	none	1.00%	1.00%	0.25%	0.25%
Other Expenses	0.28%	0.28%	0.29%	0.29%	0.27%	0.27%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.33%	1.33%	0.99%	0.99%	1.97%	1.97%	1.47%	1.47%

Accessor Value Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	5.75%	5.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	2.00%(6)	none	2.00%(6)	none	2.00%(6)	none	2.00%(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.35%	0.35%	none	none	1.00%	1.00%	0.25%	0.25%
Other Expenses	0.20%	0.20%	0.27%	0.27%	0.27%	0.27%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.25%	1.25%	0.97%	0.97%	1.97%	1.97%	1.47%	1.47%

(1)	Shares of the funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2)	An annual maintenance fee of $25.00 may be charged by the transfer agent to each IRA account with an aggregate balance of less than $10,000 on December 31 of each year.
(3)	Sales charges may be eliminated or reduced for purchases of $50,000 or more on A Class Shares.
(4)	A Class Shares bought without an initial sales charge as part of a investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within 24 months.
(5)

The CDSC on C Class Shares does not apply where shares were purchased through a financial intermediary who did not receive advance payments or commissions. The CDSC on C Class Shares is eliminated after 12 months.

(6)

The redemption fee only applies to shares redeemed or exchanged within 90 days of purchase pursuant to the Marketing Timing/Excessive Trading policy. In addition, the transfer agent may charge a processing fee of $10.00 for each check redemption request.

(7)

Management fees consist of the management fee paid to the investment adviser and the fees paid to the money managers of the Underlying Funds. The investment adviser receives only the management fee and not a money manager fee for the U.S. Government Money Fund and the Strategic Alternatives Fund that it manages directly.

(8)

Pursuant to an Administrative Plan, the U.S. Government Money Fund may pay each investment adviser up to 0.25% of the average daily net assets to provide certain administrative services on behalf of the Fund.

(9)

The funds have received an exemptive order from the Securities and Exchange Commission allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds’ other expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. Investors in the funds will indirectly bear a portion of such “other expenses” through the Allocation Funds’ investment in the underlying funds.

(10)	Acquired Fund Fees and Expenses are based on the estimated fees and expenses for the Underlying Funds.
(11)	Other Expenses are based on estimated amounts for the current fiscal year.

Accessor Small to Mid Cap Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	5.75%	5.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	2.00%(6)	none	2.00%(6)	none	2.00%(6)	none	2.00%(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.35%	0.35%	none	none	1.00%	1.00%	0.25%	0.25%
Other Expenses	0.23%	0.23%	0.26%	0.26%	0.26%	0.26%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.58%	1.58%	1.26%	1.26%	2.26%	2.26%	1.74%	1.74%

Accessor International Equity Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	5.75%	5.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	2.00%(6)	none	2.00%(6)	none	2.00%(6)	none	2.00%(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.35%	0.35%	none	none	1.00%	1.00%	0.25%	0.25%
Other Expenses	0.22%	0.22%	0.33%	0.33%	0.33%	0.33%	0.54%	0.54%
Total Annual Fund Operating Expenses	1.57%	1.57%	1.33%	1.33%	2.33%	2.33%	1.79%	1.79%

(1)	Shares of the funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2)	An annual maintenance fee of $25.00 may be charged by the transfer agent to each IRA account with an aggregate balance of less than $10,000 on December 31 of each year.
(3)	Sales charges may be eliminated or reduced for purchases of $50,000 or more on A Class Shares.
(4)	A Class Shares bought without an initial sales charge as part of a investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within 24 months.
(5)

The CDSC on C Class Shares does not apply where shares were purchased through a financial intermediary who did not receive advance payments or commissions. The CDSC on C Class Shares is eliminated after 12 months.

(6)

The redemption fee only applies to shares redeemed or exchanged within 90 days of purchase pursuant to the Marketing Timing/Excessive Trading policy. In addition, the transfer agent may charge a processing fee of $10.00 for each check redemption request.

(7)

Management fees consist of the management fee paid to the investment adviser and the fees paid to the money managers of the Underlying Funds. The investment adviser receives only the management fee and not a money manager fee for the U.S. Government Money Fund and the Strategic Alternatives Fund that it manages directly.

(8)

Pursuant to an Administrative Plan, the U.S. Government Money Fund may pay each investment adviser up to 0.25% of the average daily net assets to provide certain administrative services on behalf of the Fund.

(9)

The funds have received an exemptive order from the Securities and Exchange Commission allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds’ other expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. Investors in the funds will indirectly bear a portion of such “other expenses” through the Allocation Funds’ investment in the underlying funds.

(10)	Acquired Fund Fees and Expenses are based on the estimated fees and expenses for the Underlying Funds.
(11)	Other Expenses are based on estimated amounts for the current fiscal year.

Accessor High Yield Bond Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	4.75%	4.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	2.00%(6)	none	2.00%(6)	none	2.00%(6)	none	2.00%(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees	0.25%	0.25%	none	none	1.00%	1.00%	0.25%	0.25%
Other Expenses	0.31%	0.31%	0.30%	0.30%	0.28%	0.28%	0.43%	0.43%
Total Annual Fund Operating Expenses	1.17%	1.17%	0.91%	0.91%	1.89%	1.89%	1.29%	1.29%

Accessor Intermediate Fixed-Income Fund	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (5)	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	none(6)	none	none(6)	none	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and Service (12b-1) Fees	none	none	1.00%	1.00%	0.25%	0.25%
Other Expenses	0.31%	0.31%	0.24%	0.24%	0.56%	0.56%
Total Annual Fund Operating Expenses	0.89%	0.89%	1.82%	1.82%	1.39%	1.39%

(1)	Shares of the funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2)	An annual maintenance fee of $25.00 may be charged by the transfer agent to each IRA account with an aggregate balance of less than $10,000 on December 31 of each year.
(3)	Sales charges may be eliminated or reduced for purchases of $50,000 or more on A Class Shares.
(4)	A Class Shares bought without an initial sales charge as part of a investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within 24 months.
(5)

The CDSC on C Class Shares does not apply where shares were purchased through a financial intermediary who did not receive advance payments or commissions. The CDSC on C Class Shares is eliminated after 12 months.

(6)

The redemption fee only applies to shares redeemed or exchanged within 90 days of purchase pursuant to the Marketing Timing/Excessive Trading policy. In addition, the transfer agent may charge a processing fee of $10.00 for each check redemption request.

(7)

Management fees consist of the management fee paid to the investment adviser and the fees paid to the money managers of the Underlying Funds. The investment adviser receives only the management fee and not a money manager fee for the U.S. Government Money Fund and the Strategic Alternatives Fund that it manages directly.

(8)

Pursuant to an Administrative Plan, the U.S. Government Money Fund may pay each investment adviser up to 0.25% of the average daily net assets to provide certain administrative services on behalf of the Fund.

(9)

The funds have received an exemptive order from the Securities and Exchange Commission allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds’ other expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. Investors in the funds will indirectly bear a portion of such “other expenses” through the Allocation Funds’ investment in the underlying funds.

(10)	Acquired Fund Fees and Expenses are based on the estimated fees and expenses for the Underlying Funds.
(11)	Other Expenses are based on estimated amounts for the current fiscal year.

Accessor Short-Intermediate Fixed-Income Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	4.75%	4.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	none(6)	none	none(6)	none	none(6)	none	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and Service (12b-1) Fees	0.25%	0.25%	none	none	1.00%	1.00%	0.25%	0.25%
Other Expenses	0.26%	0.26%	0.24%	0.24%	0.22%	0.22%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.09%	1.09%	0.82%	0.82%	1.80%	1.80%	1.29%	1.29%

Accessor Mortgage Securities Fund	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	none(6)	none	none(6)	none	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees	none	none	1.00%	1.00%	0.25%	0.25%
Other Expenses	0.34%	0.34%	0.31%	0.31%	0.59%	0.59%
Total Annual Fund Operating Expenses	0.95%	0.95%	1.92%	1.92%	1.45%	1.45%

(1)	Shares of the funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2)	An annual maintenance fee of $25.00 may be charged by the transfer agent to each IRA account with an aggregate balance of less than $10,000 on December 31 of each year.
(3)	Sales charges may be eliminated or reduced for purchases of $50,000 or more on A Class Shares.
(4)	A Class Shares bought without an initial sales charge as part of a investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within 24 months.
(5)

The CDSC on C Class Shares does not apply where shares were purchased through a financial intermediary who did not receive advance payments or commissions. The CDSC on C Class Shares is eliminated after 12 months.

(6)

The redemption fee only applies to shares redeemed or exchanged within 90 days of purchase pursuant to the Marketing Timing/Excessive Trading policy. In addition, the transfer agent may charge a processing fee of $10.00 for each check redemption request.

(7)

Management fees consist of the management fee paid to the investment adviser and the fees paid to the money managers of the Underlying Funds. The investment adviser receives only the management fee and not a money manager fee for the U.S. Government Money Fund and the Strategic Alternatives Fund that it manages directly.

(8)

Pursuant to an Administrative Plan, the U.S. Government Money Fund may pay each investment adviser up to 0.25% of the average daily net assets to provide certain administrative services on behalf of the Fund.

(9)

The funds have received an exemptive order from the Securities and Exchange Commission allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds’ other expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. Investors in the funds will indirectly bear a portion of such “other expenses” through the Allocation Funds’ investment in the underlying funds.

(10)	Acquired Fund Fees and Expenses are based on the estimated fees and expenses for the Underlying Funds.
(11)	Other Expenses are based on estimated amounts for the current fiscal year.

Accessor U.S. Government Money Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class	Institutional Class	Pro Forma Institutional Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	none	none	none	none	none	none
Redemption Fee (as a percent of the amount redeemed)	none(6)	none	none(6)	none	none(6)	none	none(6)	none	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Distribution and Service (12b-1) Fees	0.25%	0.25%	none	none	1.00%	1.00%	0.25%	0.25%	none	none
Other Expenses (8)	0.39%	0.39%	0.38%	0.38%	0.38%	0.38%	0.63%	0.63%	0.13%(11)	0.13%(11)
Total Annual Fund Operating Expenses	0.72%	0.72%	0.46%	0.46%	1.46%	1.46%	0.96%	0.96%	0.21%	0.21%

Accessor Limited Duration U.S. Government Fund		Pro Forma
Shareholder Fees (1) (fees paid directly from your investment)	none	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.41%	0.41%
Distribution and Service (12b-1) Fees	none	none
Other Expenses (11)	0.24%	0.24%
Total Annual Fund Operating Expenses	0.65%	0.65%

(1)	Shares of the funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2)	An annual maintenance fee of $25.00 may be charged by the transfer agent to each IRA account with an aggregate balance of less than $10,000 on December 31 of each year.
(3)	Sales charges may be eliminated or reduced for purchases of $50,000 or more on A Class Shares.
(4)	A Class Shares bought without an initial sales charge as part of a investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within 24 months.
(5)

The CDSC on C Class Shares does not apply where shares were purchased through a financial intermediary who did not receive advance payments or commissions. The CDSC on C Class Shares is eliminated after 12 months.

(6)

The redemption fee only applies to shares redeemed or exchanged within 90 days of purchase pursuant to the Marketing Timing/Excessive Trading policy. In addition, the transfer agent may charge a processing fee of $10.00 for each check redemption request.

(7)

Management fees consist of the management fee paid to the investment adviser and the fees paid to the money managers of the Underlying Funds. The investment adviser receives only the management fee and not a money manager fee for the U.S. Government Money Fund and the Strategic Alternatives Fund that it manages directly.

(8)

Pursuant to an Administrative Plan, the U.S. Government Money Fund may pay each investment adviser up to 0.25% of the average daily net assets to provide certain administrative services on behalf of the Fund.

(9)

The funds have received an exemptive order from the Securities and Exchange Commission allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds’ other expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. Investors in the funds will indirectly bear a portion of such “other expenses” through the Allocation Funds’ investment in the underlying funds.

(10)	Acquired Fund Fees and Expenses are based on the estimated fees and expenses for the Underlying Funds.
(11)	Other Expenses are based on estimated amounts for the current fiscal year.

Accessor Aggressive Growth Allocation Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	5.75%	5.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	none(6)	none	none(6)	none	none(6)	none	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.35%	0.35%	none	none	1.00%	1.00%	0.25%	0.25%
Acquired Fund Fees and Expenses (10)	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%
Other Expenses (9)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.67%	1.67%	1.32%	1.32%	2.32%	2.32%	1.82%	1.82%

Accessor Income Allocation Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	4.75%	4.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	none(6)	none	none(6)	none	none(6)	none	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	none	none	1.00%	1.00%	0.25%	0.25%
Acquired Fund Fees and Expenses (10)	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Other Expenses (9)	0.22%	0.22%	0.19%	0.19%	0.19%	0.19%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.36%	1.36%	1.08%	1.08%	2.08%	2.08%	1.58%	1.58%

(1)	Shares of the funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2)	An annual maintenance fee of $25.00 may be charged by the transfer agent to each IRA account with an aggregate balance of less than $10,000 on December 31 of each year.
(3)	Sales charges may be eliminated or reduced for purchases of $50,000 or more on A Class Shares.
(4)	A Class Shares bought without an initial sales charge as part of a investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within 24 months.
(5)

The CDSC on C Class Shares does not apply where shares were purchased through a financial intermediary who did not receive advance payments or commissions. The CDSC on C Class Shares is eliminated after 12 months.

(6)

The redemption fee only applies to shares redeemed or exchanged within 90 days of purchase pursuant to the Marketing Timing/Excessive Trading policy. In addition, the transfer agent may charge a processing fee of $10.00 for each check redemption request.

(7)

Management fees consist of the management fee paid to the investment adviser and the fees paid to the money managers of the Underlying Funds. The investment adviser receives only the management fee and not a money manager fee for the U.S. Government Money Fund and the Strategic Alternatives Fund that it manages directly.

(8)

Pursuant to an Administrative Plan, the U.S. Government Money Fund may pay each investment adviser up to 0.25% of the average daily net assets to provide certain administrative services on behalf of the Fund.

(9)

The funds have received an exemptive order from the Securities and Exchange Commission allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds’ other expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. Investors in the funds will indirectly bear a portion of such “other expenses” through the Allocation Funds’ investment in the underlying funds.

(10)	Acquired Fund Fees and Expenses are based on the estimated fees and expenses for the Underlying Funds.
(11)	Other Expenses are based on estimated amounts for the current fiscal year.

Accessor Income & Growth Allocation Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	5.75%	5.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	none(6)	none	none(6)	none	none(6)	none	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.35%	0.35%	none	none	1.00%	1.00%	0.25%	0.25%
Acquired Fund Fees and Expenses (10)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Other Expenses (9)	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.54%	1.54%	1.19%	1.19%	2.19%	2.19%	1.69%	1.69%

Accessor Growth & Income Allocation Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	5.75%	5.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	none(6)	none	none(6)	none	none(6)	none	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.35%	0.35%	none	none	1.00%	1.00%	0.25%	0.25%
Acquired Fund Fees and Expenses (10)	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Other Expenses (9)	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.56%	1.56%	1.21%	1.21%	2.21%	2.21%	1.71%	1.71%

(1)	Shares of the funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2)	An annual maintenance fee of $25.00 may be charged by the transfer agent to each IRA account with an aggregate balance of less than $10,000 on December 31 of each year.
(3)	Sales charges may be eliminated or reduced for purchases of $50,000 or more on A Class Shares.
(4)	A Class Shares bought without an initial sales charge as part of a investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within 24 months.
(5)

The CDSC on C Class Shares does not apply where shares were purchased through a financial intermediary who did not receive advance payments or commissions. The CDSC on C Class Shares is eliminated after 12 months.

(6)

The redemption fee only applies to shares redeemed or exchanged within 90 days of purchase pursuant to the Marketing Timing/Excessive Trading policy. In addition, the transfer agent may charge a processing fee of $10.00 for each check redemption request.

(7)

Management fees consist of the management fee paid to the investment adviser and the fees paid to the money managers of the Underlying Funds. The investment adviser receives only the management fee and not a money manager fee for the U.S. Government Money Fund and the Strategic Alternatives Fund that it manages directly.

(8)

Pursuant to an Administrative Plan, the U.S. Government Money Fund may pay each investment adviser up to 0.25% of the average daily net assets to provide certain administrative services on behalf of the Fund.

(9)

The funds have received an exemptive order from the Securities and Exchange Commission allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds’ other expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. Investors in the funds will indirectly bear a portion of such “other expenses” through the Allocation Funds’ investment in the underlying funds.

(10)	Acquired Fund Fees and Expenses are based on the estimated fees and expenses for the Underlying Funds.
(11)	Other Expenses are based on estimated amounts for the current fiscal year.

Accessor Growth Allocation Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	5.75%	5.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	none(6)	none	none(6)	none	none(6)	none	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.35%	0.35%	none	none	1.00%	1.00%	0.25%	0.25%
Acquired Fund Fees and Expenses (10)	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%
Other Expenses (9)	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.62%	1.62%	1.27%	1.27%	2.27%	2.27%	1.77%	1.77%

Accessor Balanced Allocation Fund	A Class	Pro Forma A Class	Advisor Class	Pro Forma Advisor Class	C Class	Pro Forma C Class	Investor Class	Pro Forma Investor Class
Shareholder Fees (1)(2) (fees paid directly from your investment)
Maximum Sales Charge Imposed On Purchases (as a percent of offering price) (3)	5.75%	5.75%	none	none	none	none	none	none
Maximum Sales Charge Imposed on Reinvested Dividends	none	none	none	none	none	none	none	none
Maximum Contingent Deferred Sales Charge (as a percent of amount original purchase price or redemption proceeds, if applicable) (4)(5)	none	none	none	none	1.00%	1.00%	none	none
Redemption Fee (as a percent of the amount redeemed)	none(6)	none	none(6)	none	none(6)	none	none(6)	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (7)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.35%	0.35%	none	none	1.00%	1.00%	0.25%	0.25%
Acquired Fund Fees and Expenses (10)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses (9)	0.09%	0.09%	0.08%	0.08%	0.08%	0.08%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.54%	1.54%	1.18%	1.18%	2.18%	2.18%	1.68%	1.68%

(1)	Shares of the funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2)	An annual maintenance fee of $25.00 may be charged by the transfer agent to each IRA account with an aggregate balance of less than $10,000 on December 31 of each year.
(3)	Sales charges may be eliminated or reduced for purchases of $50,000 or more on A Class Shares.
(4)	A Class Shares bought without an initial sales charge as part of a investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within 24 months.
(5)

The CDSC on C Class Shares does not apply where shares were purchased through a financial intermediary who did not receive advance payments or commissions. The CDSC on C Class Shares is eliminated after 12 months.

(6)

The redemption fee only applies to shares redeemed or exchanged within 90 days of purchase pursuant to the Marketing Timing/Excessive Trading policy. In addition, the transfer agent may charge a processing fee of $10.00 for each check redemption request.

(7)

Management fees consist of the management fee paid to the investment adviser and the fees paid to the money managers of the Underlying Funds. The investment adviser receives only the management fee and not a money manager fee for the U.S. Government Money Fund and the Strategic Alternatives Fund that it manages directly.

(8)

Pursuant to an Administrative Plan, the U.S. Government Money Fund may pay each investment adviser up to 0.25% of the average daily net assets to provide certain administrative services on behalf of the Fund.

(9)

The funds have received an exemptive order from the Securities and Exchange Commission allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds’ other expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. Investors in the funds will indirectly bear a portion of such “other expenses” through the Allocation Funds’ investment in the underlying funds.

(10)	Acquired Fund Fees and Expenses are based on the estimated fees and expenses for the Underlying Funds.
(11)	Other Expenses are based on estimated amounts for the current fiscal year.